------------------------------------------------------------



                    WELLS FARGO ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                            FIRST UNION NATIONAL BANK

                                    (Trustee)

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 21, 2001

                                 $597,774,765.24

                       Mortgage Pass-Through Certificates
                                 Series 2001-32



          ------------------------------------------------------------

                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions...............................................
Section 1.02  Acts of Holders...........................................
Section 1.03  Effect of Headings and Table of Contents..................
Section 1.04  Benefits of Agreement.....................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..............................
Section 2.02  Acceptance by Trustee.....................................
Section 2.03  Representations and Warranties of the Master Servicer
                and the Seller..........................................
Section 2.04  Execution and Delivery of Certificates....................
Section 2.05  Designation of Certificates; Designation of
                Startup Day and Latest Possible Maturity Date...........
Section 2.06  Optional Substitution of Mortgage Loans...................


                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01  Certificate Account.......................................
Section 3.02  Permitted Withdrawals from the Certificate Account........
Section 3.03  Advances by Master Servicer and Trustee...................
Section 3.04  Trustee to Cooperate; Release of Owner Mortgage
                Loan Files..............................................
Section 3.05  Reports to the Trustee; Annual Compliance Statements......
Section 3.06  Title, Management and Disposition of Any REO Mortgage
                Loan....................................................
Section 3.07  Amendments to Servicing Agreements, Modification of
                Standard Provisions.....................................
Section 3.08  Oversight of Servicing....................................
Section 3.09  Termination and Substitution of Servicing Agreements......
Section 3.10  Application of Net Liquidation Proceeds...................
Section 3.11  Act Reports...............................................


                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Distributions.............................................
Section 4.02  Allocation of Realized Losses.............................
Section 4.03  Paying Agent..............................................
Section 4.04  Statements to Certificateholders; Reports to the
                Trustee and the Seller..................................
Section 4.05  Reports to Mortgagors and the Internal Revenue Service....
Section 4.06  Calculation of Amounts; Binding Effect of
                Interpretations and Actions of Master Servicer..........


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates..........................................
Section 5.02  Registration of Certificates..............................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.........
Section 5.04  Persons Deemed Owners.....................................
Section 5.05  Access to List of Certificateholders' Names and Addresses.
Section 5.06  Maintenance of Office or Agency...........................
Section 5.07  Definitive Certificates...................................
Section 5.08  Notices to Clearing Agency................................


                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01  Liability of the Seller and the Master Servicer...........
Section 6.02  Merger or Consolidation of the Seller or the
                Master Servicer.........................................
Section 6.03  Limitation on Liability of the Seller, the
                Master Servicer and Others..............................
Section 6.04  Resignation of the Master Servicer........................
Section 6.05  Compensation to the Master Servicer.......................
Section 6.06  Assignment or Delegation of Duties by Master Servicer.....
Section 6.07  Indemnification of Trustee and Seller by Master Servicer..


                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default.........................................
Section 7.02  Other Remedies of Trustee.................................
Section 7.03  Directions by Certificateholders and Duties of Trustee
                During Event of Default.................................
Section 7.04  Action upon Certain Failures of the Master Servicer and upon Event of Default...............................
Section 7.05  Trustee to Act; Appointment of Successor..................
Section 7.06  Notification to Certificateholders........................


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of Trustee.........................................
Section 8.02  Certain Matters Affecting the Trustee.....................
Section 8.03  Trustee Not Required to Make Investigation................
Section 8.04  Trustee Not Liable for Certificates or Mortgage Loans.....
Section 8.05  Trustee May Own Certificates..............................
Section 8.06  The Master Servicer to Pay Fees and Expenses..............
Section 8.07  Eligibility Requirements..................................
Section 8.08  Resignation and Removal...................................
Section 8.09  Successor.................................................
Section 8.10  Merger or Consolidation...................................
Section 8.11  Authenticating Agent......................................
Section 8.12  Separate Trustees and Co-Trustees.........................
Section 8.13  Appointment of Custodians.................................
Section 8.14  Tax Matters; Compliance with REMIC Provisions.............
Section 8.15  Monthly Advances..........................................


                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Purchase by the Seller or
                Liquidation of All Mortgage Loans.......................
Section 9.02  Additional Termination Requirements.......................


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01  Amendment................................................
Section 10.02  Recordation of Agreement.................................
Section 10.03  Limitation on Rights of Certificateholders...............
Section 10.04  Governing Law; Jurisdiction..............................
Section 10.05  Notices..................................................
Section 10.06  Severability of Provisions...............................
Section 10.07  Special Notices to Rating Agencies.......................
Section 10.08  Covenant of Seller.......................................
Section 10.09  Recharacterization.......................................


                                    ARTICLE XI

                              TERMS FOR CERTIFICATES

Section 11.01  Class A Fixed Pass-Through Rate..........................
Section 11.02  Cut-Off Date.............................................
Section 11.03  Cut-Off Date Aggregate Principal Balance.................
Section 11.04  Original Class A Percentage..............................
Section 11.05  Original Principal Balances of the Classes
                 of Class A Certificates................................
Section 11.06  Original Class A Non-PO Principal Balance................
Section 11.07  Original Subordinated Percentage.........................
Section 11.08  Original Class B-1 Percentage............................
Section 11.09  Original Class B-2 Percentage............................
Section 11.10  Original Class B-3 Percentage............................
Section 11.11  Original Class B-4 Percentage............................
Section 11.12  Original Class B-5 Percentage............................
Section 11.13  Original Class B-6 Percentage............................
Section 11.14  Original Class B Principal Balance.......................
Section 11.15  Original Principal Balances of the Classes
                 of Class B Certificates................................
Section 11.16  Original Class B-1 Fractional Interest...................
Section 11.17  Original Class B-2 Fractional Interest...................
Section 11.18  Original Class B-3 Fractional Interest...................
Section 11.19  Original Class B-4 Fractional Interest...................
Section 11.20  Original Class B-5 Fractional Interest...................
Section 11.21  Closing Date.............................................
Section 11.22  Right to Purchase........................................
Section 11.23  Wire Transfer Eligibility................................
Section 11.24  Single Certificate.......................................
Section 11.25  Servicing Fee Rate.......................................
Section 11.26  Master Servicing Fee Rate................................



                                    EXHIBITS
                                    --------

EXHIBIT A-1       -     Form of Face of Class A-1 Certificate
EXHIBIT A-2       -     Form of Face of Class A-2 Certificate
EXHIBIT A-3       -     Form of Face of Class A-3 Certificate
EXHIBIT A-4       -     Form of Face of Class A-4 Certificate
EXHIBIT A-5       -     Form of Face of Class A-5 Certificate
EXHIBIT A-6       -     Form of Face of Class A-6 Certificate
EXHIBIT A-PO      -     Form of Face of Class A-PO Certificate
EXHIBIT A-R       -     Form of Face of Class A-R Certificate
EXHIBIT B-1       -     Form of Face of Class B-1 Certificate
EXHIBIT B-2       -     Form of Face of Class B-2 Certificate
EXHIBIT B-3       -     Form of Face of Class B-3 Certificate
EXHIBIT B-4       -     Form of Face of Class B-4 Certificate
EXHIBIT B-5       -     Form of Face of Class B-5 Certificate
EXHIBIT B-6       -     Form of Face of Class B-6 Certificate
EXHIBIT C         -     Form of Reverse of Series 2001-32 Certificates
EXHIBIT D         -     Reserved
EXHIBIT E         -     Custodial Agreement
EXHIBIT F-1       -     Schedule of Type 1 Mortgage Loans
EXHIBIT F-2             Schedule of Other Servicer Mortgage Loans
EXHIBIT G         -     Request for Release
EXHIBIT H         -     Affidavit Pursuant to Section 860E(e)(4) of the Internal
                          Revenue Code of 1986, as amended, and for Non-ERISA Investors
EXHIBIT I         -     Letter from Transferor of Residual Certificates
EXHIBIT J         -     Transferee's Letter (Class [B-4][B-5][B-6] Certificates)
EXHIBIT K         -     [Reserved]
EXHIBIT L         -     Servicing Agreements
EXHIBIT M         -     Form of Special Servicing Agreement

SCHEDULE I        -     Applicable Unscheduled Principal Receipt Period

            This Pooling and Servicing Agreement, dated as of December 21, 2001 executed by WELLS FARGO ASSET SECURITIES CORPORATION, as Seller, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer and FIRST UNION NATIONAL BANK, as Trustee.

                                WITNESSETH THAT:

            In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01      DEFINITIONS.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and (iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (y) the principal portion of any Liquidated Loan Losses incurred on such Mortgage Loans for which Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and
(z) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

            Adjustment Amount: For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance and the Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance and the Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

            Aggregate Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Classes of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a) on such Distribution Date.

            Aggregate Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for the Class A Certificates.

            Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans for which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans for which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

            Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

            Available Master Servicer Compensation: With respect to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and
(c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $167,009.00 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by any Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Subordination Depletion Date the Bankruptcy Loss Amount shall be zero.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-PO Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            Certificate Custodian: Initially, First Union National Bank; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by the Trustee.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trustee.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-PO Certificates or Class A-R Certificate.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Distribution Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-PO Certificates), the amount distributable to such Class of Class A Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) on such Distribution Date.

            Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

            Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Class A Certificates with respect to such Distribution Date.

            Class A Interest Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of Interest Accrual Amount).

            Class A Interest Shortfall Amount: As to any Distribution Date and any Class of Class A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first of Section 4.01(a).

            Class A Interest Shortfall Percentage: As to any Distribution Date and any Class of Class A Certificates the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall determined as of the Business Day preceding the applicable Distribution Date.

            Class A Loss Denominator: As to any Determination Date, an amount equal to the Class A Non-PO Principal Balance.

            Class A Loss Percentage: As to any Determination Date and any Class of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Principal Balance of such Class by the Class A Loss Denominator (determined without regard to any such Principal Balance of any Class of Class A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Aggregate Class A Unpaid Interest Shortfall and (iii) the Class A Non-PO Optimal Principal Amount.

            Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

      (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class A Prepayment Percentage of the Non-PO Recovery for such Distribution Date.

            Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Principal Balance of the Class A-PO Certificates.

            Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Certificates pursuant to Paragraph third clause (A) of Section 4.01(a).

            Class A Pass-Through Rate: As to the Class A Certificates (other than the Class A-PO Certificates), the Class A Fixed Pass-Through Rate. The Class A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

            Class A Percentage: As to any Distribution Date occurring on or prior to the Subordination Depletion Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Subordination Depletion Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in December 2006, 100%. As to any Distribution Date subsequent to December 2006 to and including the Distribution Date in December 2007, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to December 2007 to and including the Distribution Date in December 2008, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to December 2008 to and including the Distribution Date in December 2009, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to December 2009 to and including the Distribution Date in December 2010, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to December 2010, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to the Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the December preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). No reduction in the Class A Prepayment Percentage referred to in the second through sixth sentences hereof shall be applicable, with respect to any Distribution Date if (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) were greater than or equal to 50% of the current Class B Principal Balance or (b) cumulative Realized Losses on the Mortgage Loans exceed
(1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including January 2007 and December 2007, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including January 2008 and December 2008, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including January 2009 and December 2009, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including January 2010 and December 2010, and (5) 50% of the Original Class B Principal Balance if such Distribution Date occurs during or after January 2011. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Class A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-PO Certificates and Class A-R Certificate.

            Class A Unpaid Interest Shortfall: With respect to any Distribution Date and any Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a).

            Class A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

            Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

            Class A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit C hereto.

            Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

            Class A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit C hereto.

            Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

            Class A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit C hereto.

            Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

            Class A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit C hereto.

            Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

            Class A-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit C hereto.

            Class A-6 Certificateholder: The registered holder of a Class A-6 Certificate.

            Class A-PO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit C hereto.

            Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

            Class A-PO Deferred Amount: For any Distribution Date prior to the Subordination Depletion Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause
(B) of Section 4.01(a) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the Applicable Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) the sum of (x) the sum of the Class A-PO Recoveries for such Distribution Date and prior Distribution Dates and (y) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a). On and after the Subordination Depletion Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

            Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Scheduled Principal Balance of each Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II)  the Class A-PO Recovery for such Distribution Date.

            Class A-PO Recovery: As to any Distribution Date prior to the Subordination Depletion Date, the lesser of (a) the Class A-PO Deferred Amount for such Distribution Date (calculated without regard to the Class A-PO Recovery for such Distribution Date) and (b) an amount equal to the sum as to each Mortgage Loan as to which there has been a Recovery during the Applicable Unscheduled Principal Receipt Period, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage Loan. As to any Distribution Date on or after the Subordination Depletion Date, the amount determined in accordance with clause (b) above.

            Class A-R Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

            Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

            Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

            Class B Interest Accrual Amount: With respect to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            Class B Interest Percentage: With respect to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

            Class B Loss Percentage: With respect to any Determination Date and any Class of Class B Certificates then outstanding, the percentage calculated by dividing the Principal Balance of such Class by the Class B Principal Balance (determined without regard to any Principal Balance of any Class of Class B Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class B Pass-Through Rate: As to any Distribution Date, 6.500% per annum.

            Class B Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

            Class B Prepayment Percentage: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

            Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

            Class B Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

            Class B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

            Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a).

            Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a).

            Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan.

(II) the Class B-1 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

            Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-1 Certificates are the most subordinate Certificates outstanding, the Class B-1 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

            Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a).

            Class B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

            Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a).

            Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a).

            Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-2 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

            Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

            Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b); provided, however, if the Class B-2 Certificates are the most subordinate Certificates outstanding, the Class B-2 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

            Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a).

            Class B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

            Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

            Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a).

            Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a).

            Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-3 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

            Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

            Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-3 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-3 Certificates are the most subordinate Certificates outstanding, the Class B-3 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

            Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a).

            Class B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

            Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

            Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth, and sixteenth of Section 4.01(a).

            Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a).

            Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-4 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

            Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

            Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-4 Certificates are the most subordinate Certificates outstanding, the Class B-4 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

            Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a).

            Class B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

            Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

            Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a).

            Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

            Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-5 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

            Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

            Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-5 Certificates are the most subordinate Certificates outstanding, the Class B-5 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

            Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a).

            Class B-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

            Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

            Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a).

            Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a).

            Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-6 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-6 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

            Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with the provisions of Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

            Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the Original Class B-6 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a) and
(b) the Realized Losses allocated through such Determination Date to the Class B-6 Certificates pursuant to Section 4.02(b); provided, however, if the Class B-6 Certificates are outstanding, the Class B-6 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

            Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a).

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.21.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Compensating Interest: With respect to any Distribution Date, the lesser of (a) the aggregate Prepayment Interest Shortfall on the Mortgage Loans for such Distribution Date, (b) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (c) the Available Master Servicing Compensation for such Distribution Date.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this instrument, is located at 401 South Tryon Street, Charlotte, North Carolina 28288.

            Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Certificates pursuant to Paragraph first of Section 4.01(a) on such Distribution Date.

            Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a) on such Distribution Date.

            Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

            Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

            Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

            Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

            Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trustee, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each Rating Agency.

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of the Trustee. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates:  As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 6.500%.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each Rating Agency, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each Rating Agency and would not cause the Trust Estate to fail to qualify as a REMIC or result in the imposition of any federal tax on the REMIC.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

      (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

      (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

      (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

      (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each Rating Agency, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

      (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

      (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

      (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

      (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency; and

      (ix) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Eligible Investments hereunder, including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder: As defined in Section 5.02(d).

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default: Any of the events specified in Section 7.01.

            Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Subordination Depletion Date will be an Excess Bankruptcy Loss.

            Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized and as to which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Subordination Depletion Date will be an Excess Fraud Loss.

            Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized and as to which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of
(a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Subordination Depletion Date will be an Excess Special Hazard Loss.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Fidelity Bond: As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for each Class of Certificates is January 25, 2032, which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

            Fitch: Fitch, Inc., or its successors in interest.

            Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 6.500%,
(b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

            Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 6.500%, (ii) the applicable Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

            Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

            Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $5,977,747.65 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Subordination Depletion Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Holder: See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-PO Certificates), (i) the product of (a) 1/12th of the Class A Pass-Through Rate for such Class and (b) the Principal Balance of such Class as of the Determination Date immediately preceding such Distribution Date minus (ii) the Class A Interest Percentage of such Class of (a) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (b) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (c) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Subordination Depletion Date pursuant to Section 4.02(e). The Class A-PO Certificates have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) or PMI Advances made by a Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Liquidation Profits: As to any Distribution Date and any Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of such Liquidated Loan over (ii) the unpaid principal balance of such Liquidated Loan plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Master Servicer: Wells Fargo Bank Minnesota, National Association, or its successor in interest.

            Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

            Master Servicing Fee Rate: As set forth in Section 11.26.

            MERS: As defined in Section 2.01.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            Month End Interest: As defined in each Servicing Agreement.

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of December 21, 2001 between WFHM, as seller, and the Seller, as purchaser.

            Mortgage Loan Rider: The standard Fannie Mae/Freddie Mac riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1 and F-2, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Sections 2.02,
2.03 or 2.06 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

     (i)    the Mortgage Loan identifying number;

     (ii)   the city, state and zip code of the Mortgaged Property;

     (iii)  the type of property;

     (iv)   the Mortgage Interest Rate;

     (v)    the Net Mortgage Interest Rate;

     (vi)   the Monthly Payment;

     (vii)  the original number of months to maturity;

     (viii) the scheduled maturity date;

     (ix)   the Cut-Off Date Principal Balance;

     (x)    the Loan-to-Value Ratio at origination;

     (xi)   whether such Mortgage Loan is a Subsidy Loan;

     (xii)  whether such Mortgage Loan is covered by primary mortgage insurance;

     (xiii) the applicable Servicing Fee Rate;

     (xiv)  the Master Servicing Fee Rate;

     (xv)   Fixed Retained Yield Rate, if applicable; and

     (xvi) for each Other Servicer Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Sections 2.02, 2.03 or 2.06, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the applicable Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            Non-permitted Foreign Holder: As defined in Section 5.02(d).

            Non-PO Fraction: With respect to any Mortgage Loan, the lesser of
(i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 6.500%.

            Non-PO Recovery: As to any Distribution Date, the amount of all Recoveries received during the Applicable Unscheduled Principal Receipt Periods for such Distribution Date less the Class A-PO Recovery for such Distribution Date.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master Servicer or delivered to the Trustee, in each case detailing the reasons for such determination.

            Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Subordination Depletion Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Subordination Depletion Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and (b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            Non-U.S. Person:  As defined in Section 4.01(f).

            Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optimal Adjustment Event: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Certificates would be subject to further reduction as a result of the third or fifth sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of the proviso in the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            Original Class A Non-PO Principal Balance: The sum of the Original Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-R Certificates, as set forth in Section 11.06.

            Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

            Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in
Section 11.14.

            Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.16.

            Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.17.

            Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.18.

            Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.19.

            Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.20.

            Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.08.

            Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.11.

            Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

            Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

            Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance as set forth in Section 11.15.

            Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

            Other Servicer:  Any of the Servicers other than WFHM.

            Other Servicer Mortgage Loan: Any of the Mortgage Loans, if any, identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, which Mortgage Loan is serviced under an Other Servicing Agreement.

            Other Servicing Agreements: The Servicing Agreements other than the WFHM Servicing Agreement.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Sections 2.02 or 2.03.

            Owner Mortgage Loan File: A file maintained by the Trustee (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the Unscheduled Principal Receipt Period in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in Section 4.03(a).

            Payment Account: The account maintained pursuant to Section 4.03(b).

            Percentage Interest: With respect to a Class A Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Plan:  As defined in Section 5.02(c).

            PMI Advance: As defined in the related Servicing Agreement, if applicable.

            PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

            Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Class A Certificates and Class B Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03 and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

            (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trustee;

            (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the Servicing Fee and (iii) the Master Servicing Fee;

            (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

            (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Sections 2.02, 2.03 or 3.08 on or following the Determination Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of a Mortgage Loan substituted for a Mortgage Loan pursuant to Sections 2.02, 2.03 or 2.06 on or following the Determination Date in the month in which such Distribution Date occurs and the unpaid principal balance of such Mortgage Loan;

            (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

            (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

            (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses
(a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

            (j) Liquidation Profits;

            (k) Month End Interest; and

            (l) all amounts reimbursable to a Servicer for PMI Advances.

            Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

  Distribution Date Occurring In                                   Prepayment
  ------------------------------                                     Shift
                                                                   Percentage
                                                                   ----------
  January 2002 through December 2006............................         0%
  January 2007 through December 2007.............................       30%
  January 2008 through December 2008.............................       40%
  January 2009 through December 2009.............................       60%
  January 2010 through December 2010.............................       80%
  January 2011 and thereafter....................................      100%


            Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates, the Original Principal Balance of such Class. As of any subsequent Determination Date prior to the Subordination Depletion Date and as to any Class of Class A Certificates (other than the Class A-PO Certificates), the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of such Class on prior Distribution Dates (i) pursuant to Paragraph third clause (A) of Section 4.01(a) and (ii) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to such Class pursuant to Section 4.02(b). After the Subordination Depletion Date, each such Principal Balance of a Class of Class A Certificates (other than the Class A-PO Certificates) will also be reduced (if clause (i) is greater than clause (ii)) or increased (if clause (i) is less than clause (ii)) on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class and the difference, if any, between (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence and (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As of any subsequent Determination Date prior to the Subordination Depletion Date and as to the Class A-PO Certificates, the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Subordination Depletion Date, the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance, respectively.

            Notwithstanding the foregoing, no Principal Balance of a Class will be increased on any Determination Date such that the Principal Balance of such Class exceeds its Original Principal Balance less all amounts previously distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph third clause (A) of Section 4.01(a), Paragraph third clause (B) of
Section 4.01(a), or Paragraphs seventh, tenth, thirteenth, sixteenth, nineteenth or twenty-second of Section 4.01(a).

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Priority Amount: For any Distribution Date, the lesser of (i) the Principal Balance of the Class A-6 Certificates and (ii) the sum of (A) the product of (1) the Priority Percentage, (2) the Shift Percentage and (3) the Scheduled Principal Amount and (B) the product of (1) the Priority Percentage,
(2) the Prepayment Shift Percentage and (3) the Unscheduled Principal Amount.

            Priority Percentage: The Principal Balance of the Class A-6 Certificates divided by the Class Aggregate Non-PO Principal Balance.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prospectus: The prospectus dated December 17, 2001 as supplemented by the prospectus supplement dated December 18, 2001, relating to the Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates are Fitch and S&P. The Rating Agency for the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is S&P. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean F-1+ in the case of Fitch, A-1 in the case of S&P and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of Fitch and S&P, and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

            Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) incurred on Liquidated Loans for which the Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts with respect to such Distribution Date and (ii) Bankruptcy Losses incurred during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

            Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            Relevant Anniversary: See "Bankruptcy Loss Amount."

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D. "The REMIC" means the REMIC constituted by the Trust Estate.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Remittance Date: As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

            Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            S&P: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., or its successors in interest.

            Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(i) and Iy(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without such amount being multiplied by the Class A Percentage.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Seller: Wells Fargo Asset Securities Corporation, or its successor in interest.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicers: Each of WFHM, First Nationwide Mortgage Corporation, HomeSide Lending, Inc., Mid America Bank, FSB, HSBC Mortgage Corporation (USA), Hibernia National Bank, Colonial Savings, F.A. National City Mortgage Co., Firstar Bank, NA and CUNA Mutual Mortgage Corporation, as a Servicer under the related Servicing Agreement.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in
Section 11.25.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

  Distribution Date Occurring In                                      Shift
  ------------------------------                                   Percentage
                                                                   ----------
  January 2002 through December 2006............................         0%
  January 2007 and thereafter....................................      100%

            Similar Law:  As defined in Section 5.02(c).

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.24.

            Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

            (1)   normal wear and tear;

            (2) infidelity, conversion or other dishonest act on the part of the Trustee, or the Servicer or any of their agents or employees; or

            (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to the Servicing Agreement.

            Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $6,778,894.60 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with
Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trustee. On and after the Subordination Depletion Date, the Special Hazard Loss Amount shall be zero.

            Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

            Startup Day: As defined in Section 2.05.

            Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

            Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

            Subordination Depletion Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

            Subordination Depletion Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Subordination Depletion Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

            Substitute Mortgage Loan:  As defined in Section 2.02.

            Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Sections 2.03 or 2.06, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), the rights of the Trustee, to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Trustee: First Union National Bank, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trustee appointed as herein provided.

            Type 1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Mid-Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

            Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(ii) and Iy(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without such amount being multiplied by the Class A Prepayment Percentage.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds, Recoveries and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Liquidation Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            U.S. Person: As defined in Section 4.01(f).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Holders of each Class of Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the ratio obtained by dividing the Principal Balance of such Class by the sum of the Class A Principal Balance and the Class B Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

            WFHM: Wells Fargo Home Mortgage, Inc., or its successor in interest.

            WFHM Correspondents: The entities listed on the Mortgage Loan Schedule, from which WFHM purchased the Mortgage Loans.

            WFHM Servicing Agreement: The Servicing Agreement providing for the servicing of the Type 1 Mortgage Loans initially by WFHM.

            SECTION 1.02      ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            SECTION 1.03      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            SECTION 1.04      BENEFITS OF AGREEMENT.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            SECTION 2.01      CONVEYANCE OF MORTGAGE LOANS.

            The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans, and
(d) proceeds of all the foregoing.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trustee, as initial Custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by WFHM or the applicable WFHM Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trustee promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Seller shall also cause to be delivered to the Trustee any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trustee within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Trustee on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the applicable Servicing Agreement, deliver or cause to be delivered to the Trustee the assignment of the Mortgage Loan from the Seller to the Trustee in a form suitable for recordation, if (i) with respect to a particular state the Trustee has received an Opinion of Counsel acceptable to it that such recording is not required to make the assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrancers of the Mortgaged Property or (ii) the Seller has been advised by each Rating Agency that non-recordation in a state will not result in a reduction of the rating assigned by that Rating Agency at the time of the initial issuance of the Certificates. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trustee and the Trustee shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

            SECTION 2.02      ACCEPTANCE BY TRUSTEE.

            The Trustee, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments (unless the related Mortgage has been registered in the name of MERS or its designee) and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trustee finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate, less any Fixed Retained Yield, through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trustee and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trustee shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Trustee to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trustee appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trustee, in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

            SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER AND THE SELLER.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

            (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

            (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

            (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

            (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

            (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

            (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
      Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

            (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

            (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

            (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

            (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

            (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

            (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

            (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

            (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

            (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

            (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

            (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

            (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

            (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

            (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

            (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

            (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

            (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

            (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

            (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and, except for a breach of the representation and warranty set forth in subsection
(b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $5,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            SECTION 2.04      EXECUTION AND DELIVERY OF CERTIFICATES.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

            SECTION 2.05 DESIGNATION OF CERTIFICATES; DESIGNATION OF STARTUP DAY AND LATEST POSSIBLE MATURITY DATE.

            The Seller hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the REMIC is January 25, 2032 for purposes of Code Section 860G(a)(1).

            SECTION 2.06      OPTIONAL SUBSTITUTION OF MORTGAGE LOANS.

            During the three-month period beginning on the Startup Date, the Seller shall have the right, but not the obligation, in its sole discretion for any reason, to substitute for any Mortgage Loan a Substitute Mortgage Loan meeting the requirements of Section 2.02. Any such substitution shall be carried out in the manner described in Section 2.02. The Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in
Section 2.02, shall be deposited in the Certificate Account.

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

            SECTION 3.01      CERTIFICATE ACCOUNT.

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

            (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

            (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Sections 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the Trust Estate to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            SECTION 3.02      PERMITTED WITHDRAWALS FROM THE CERTIFICATE
                              ACCOUNT.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

            (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 2.06, 3.08 or 9.01) respecting which any such Periodic Advance was made;

            (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

            (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

            (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

            (v) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

            (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Sections 2.02, 2.03 or 2.06 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

            (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

            (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

            (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

            (x) to pay to the Master Servicer as additional master servicing compensation any Liquidation Profits which a Servicer is not entitled to pursuant to the applicable Servicing Agreement;

            (xi) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

            (xii) to clear and terminate the Certificate Account pursuant to
      Section 9.01; and

            (xiii) to pay to WFHM from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

            (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

            SECTION 3.03      ADVANCES BY MASTER SERVICER AND TRUSTEE.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In addition, if under the terms of an Other Servicing Agreement, the applicable Servicer is not required to make Periodic Advances on a Mortgage Loan or REO Mortgage Loan through the liquidation of such Mortgage Loan or REO Mortgage Loan, the Master Servicer to the extent provided hereby shall make the Periodic Advances thereon during the period the Servicer is not obligated to do so. In the event WFHM fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the WFHM Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of WFHM or such Other Servicer, as the case may be, (ii) the amount actually advanced by WFHM or such Other Servicer, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder, including any amount the Master Servicer is required to advance pursuant to the second sentence of this Section 3.03(a), and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent WFHM fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the WFHM Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of WFHM, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            SECTION 3.04 TRUSTEE TO COOPERATE; RELEASE OF OWNER MORTGAGE LOAN FILES.

            Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trustee and the Trustee shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trustee to the Master Servicer or such Servicer, as appropriate.

            Upon written certification of the Master Servicer or the Servicer pursuant to clause (ii) of the preceding paragraph, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            SECTION 3.05      REPORTS TO THE TRUSTEE; ANNUAL COMPLIANCE
                              STATEMENTS.

            (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current Fannie Mae monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            (b) The Master Servicer shall deliver to the Trustee on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            SECTION 3.06 TITLE, MANAGEMENT AND DISPOSITION OF ANY REO MORTGAGE LOAN.

            The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of a REO Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            SECTION 3.07 AMENDMENTS TO SERVICING AGREEMENTS, MODIFICATION OF STANDARD PROVISIONS.

            (a) Subject to the prior written consent of the Trustee pursuant to
Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c) (i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder, or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the WFHM Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

               (ii) The Master Servicer may direct WFHM to enter into an amendment to the WFHM Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

            SECTION 3.08      OVERSIGHT OF SERVICING.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Trust Estate of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on the REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless
(i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under
Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence; provided, however, that no such Opinion of Counsel need be delivered if the sole purpose of the modification is to reduce the Monthly Payment on a Mortgage Loan as a result of a Curtailment such that the Mortgage Loan is fully amortized by its original maturity date.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall have a limited option to repurchase any defaulted Mortgage Loan or REO Mortgage Loan during the following time periods: (i) beginning on the first day of the second month following the month in which the Master Servicer has reported that a Servicer has initiated foreclosure proceedings with respect to such a defaulted Mortgage Loan, with such repurchase option expiring on the last day of such second following month; (ii) beginning on the first day of the second month following the month in which the Master Servicer has reported that such defaulted Mortgage Loan has become an REO Mortgage Loan, with such repurchase option expiring on the last day of such second following month; and (iii) beginning on the day on which a Servicer accepts a contractual commitment by a third party to purchase the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan, with such repurchase option expiring on the earlier of the last day of the month in which such contractual commitment was accepted by the Servicer or the day immediately prior to the day on which the closing occurs with respect to such third party purchase of the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan. The Seller shall be entitled to repurchase at its option any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, WFHM requests the Seller to repurchase and to sell to WFHM to facilitate the exercise of WFHM's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any Mortgage Loan repurchased pursuant to this paragraph shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the REMIC.

            The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgement that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            SECTION 3.09      TERMINATION AND SUBSTITUTION OF SERVICING
                              AGREEMENTS.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) WFHM fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides WFHM written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the WFHM Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            SECTION 3.10      APPLICATION OF NET LIQUIDATION PROCEEDS.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            SECTION 3.11      ACT REPORTS.

            The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            SECTION 4.01      DISTRIBUTIONS.

            (a) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

            first, to the Class A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Class A Interest Accrual Amount with respect to such Distribution Date;

            second, to the Class A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls, in an aggregate amount up to the Aggregate Class A Unpaid Interest Shortfall;

            third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

            fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

            fifth, to the Class B-1 Certificates, in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

            sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

            seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eighth, to the Class B-2 Certificates, in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

            ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

            tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eleventh, to the Class B-3 Certificates, in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

            twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

            thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            fourteenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

            fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

            sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            seventeenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

            eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

            nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            twentieth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

            twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

            twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

            twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Payment Account.

            Notwithstanding the foregoing, after the Principal Balance of any Class (other than the Class A-R Certificate) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation pro rata based on their outstanding Principal Balances.

            (b) On each Distribution Date prior to the Subordination Depletion Date, the Class A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Class A Certificates (other than the Class A-PO Certificates) sequentially, as follows:

            first, to the Class A-6 Certificates, up to their Priority Amount for such Distribution Date;

            second, to the Class A-R Certificate;

            third, sequentially, to the Class A-1 and Class A-2 Certificates;

            fourth, concurrently, as follows:

                  (i)  57.9920184835% to the Class A-3 Certificates; and

                  (ii) 42.0079815165%, sequentially, to the Class A-4 and Class
            A-5 Certificates; and

            fifth, to the Class A-6 Certificates.

            (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Subordination Depletion Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

            (d) (i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

                  (A) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (B) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (C) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (D) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (E) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

               (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

            (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(e) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.23, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates.

            In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Class A-R Certificate) or the Principal Balance of any Class of Class B Certificates would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a).

            (f) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            SECTION 4.02      ALLOCATION OF REALIZED LOSSES.

            (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

      first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

      second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

      third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

      fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

      fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

      sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

      seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's Principal Balance.

            (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates based on the Class A Non-PO Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date to the outstanding Classes of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Classes of Class B Certificates based on their Principal Balances.

            (c) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (d)   [Intentionally Left Blank]

            (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated between (i) the Class A Certificates and (ii) the Class B Certificates, pro rata based on the Class A Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Classes of Class A Certificates based on each Class's Class A Interest Percentage. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Classes of Class B Certificates based on their Class B Interest Percentages. In addition, after the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages.

            (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated as follows: (i) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Mid-Month Receipt Period will be allocated on the Determination Date in the month following the month in which such Mid-Month Receipt Period ended and (ii) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Prior Month Receipt Period will be allocated on the Determination Date in the second month following the month which is such Prior Month Receipt Period.

            SECTION 4.03      PAYING AGENT.

            (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

            The Master Servicer may, at any time, remove or replace the Paying Agent.

            The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

            (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

            (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

            (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

            (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the Pool Distribution Amount. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

            SECTION 4.04 STATEMENTS TO CERTIFICATEHOLDERS; REPORTS TO THE TRUSTEE AND THE SELLER.

            Concurrently with each distribution pursuant to Section 4.01(e), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

            (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class A Certificates for such Distribution Date;

            (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates, (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class of Class B Certificates after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class B Certificates for such Distribution Date;

            (v) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

            (vi) the number of Mortgage Loans outstanding as of the preceding Determination Date;

            (vii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates, the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

            (viii) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

            (ix) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by WFHM and, collectively, by the Other Servicers as of such Distribution Date;

            (x) the Class A Percentage for such Distribution Date;

            (xi) the Class A Prepayment Percentage for such Distribution Date;

            (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for such Distribution Date;

            (xiii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for such Distribution Date;

            (xiv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

            (xv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

            (xvi) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

            (xvii) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

            (xviii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

            (xix) the aggregate amount of Bankruptcy Losses allocated to each Class of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

            (xx) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

            (xxi) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

            (xxii) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

            (xxiii) the Class A-PO Deferred Amount, if any;

            (xxiv) the amount of PMI Advances made by a Servicer, if any; and

            (xxv) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class A-R Certificate) with a $1,000 Denomination, and as a dollar amount per Class A-R Certificate with a $100 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class B-4, Class B-5 or Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

            SECTION 4.05      REPORTS TO MORTGAGORS AND THE INTERNAL
                              REVENUE SERVICE.

            The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

            SECTION 4.06 CALCULATION OF AMOUNTS; BINDING EFFECT OF INTERPRETATIONS AND ACTIONS OF MASTER SERVICER.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates, the allocation of losses to the Certificates or otherwise, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

                                    ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01      THE CERTIFICATES.

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R Certificate, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class A-R Certificate) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance of such Class), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-PO, A-R, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01. The aggregate principal portion evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

            (i) the provisions of this Section 5.01(b) shall be in full force and effect;

            (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

            (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

            (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

            (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

            SECTION 5.02      REGISTRATION OF CERTIFICATES.

            (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or
(ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and (ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

            (c) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the Trustee and the Seller shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) if such transferee is an insurance company,
(A) the source of funds used to purchase the Class B-4, Class B-5 or Class B-6 Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class B-4, Class B-5 or Class B-6 Certificate are covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class B-4, Class B-5 or Class B-6 Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class B-4, Class B-5 or Class B-6 Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. The Class B-4, Class B-5 and Class B-6 Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Class A-R Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

            SECTION 5.03      MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

            If (i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            SECTION 5.04      PERSONS DEEMED OWNERS.

            Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

            SECTION 5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

            (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            SECTION 5.06      MAINTENANCE OF OFFICE OR AGENCY.

            The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

            SECTION 5.07      DEFINITIVE CERTIFICATES.

            If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            SECTION 5.08      NOTICES TO CLEARING AGENCY.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

            SECTION 6.01      LIABILITY OF THE SELLER AND THE MASTER SERVICER.

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

            SECTION 6.02 MERGER OR CONSOLIDATION OF THE SELLER OR THE MASTER SERVICER.

            Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac.

            SECTION 6.03 LIMITATION ON LIABILITY OF THE SELLER, THE MASTER SERVICER AND OTHERS.

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with the performance of its duties and obligations and any legal action relating to this Agreement or the Certificates, including, without limitation, any legal action against the Trustee in its capacity as Trustee hereunder, other than any loss, liability or expense (including, without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A Certificates and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

            SECTION 6.04      RESIGNATION OF THE MASTER SERVICER.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            SECTION 6.05      COMPENSATION TO THE MASTER SERVICER.

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement, any investment income on funds on deposit in the Certificate Account and any Liquidation Profits to which a Servicer is not entitled under its Servicing Agreement.

            SECTION 6.06      ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER
                              SERVICER.

            The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            SECTION 6.07      INDEMNIFICATION OF TRUSTEE AND SELLER BY MASTER
                              SERVICER.

            The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

            SECTION 7.01      EVENTS OF DEFAULT.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

            (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days;

            (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property;

            (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

            (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

            (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both Fannie Mae and Freddie Mac, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            SECTION 7.02      OTHER REMEDIES OF TRUSTEE.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 7.03 DIRECTIONS BY CERTIFICATEHOLDERS AND DUTIES OF TRUSTEE DURING EVENT OF DEFAULT.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            SECTION 7.04 ACTION UPON CERTAIN FAILURES OF THE MASTER SERVICER AND UPON EVENT OF DEFAULT.

            In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            SECTION 7.05      TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

            When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by any Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            SECTION 7.06      NOTIFICATION TO CERTIFICATEHOLDERS.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            SECTION 8.01      DUTIES OF TRUSTEE.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

            (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 8.02      CERTAIN MATTERS AFFECTING THE TRUSTEE.

            Except as otherwise provided in Section 8.01:

            (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

            (ii) The Trustee may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer; and

            (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            SECTION 8.03      TRUSTEE NOT REQUIRED TO MAKE INVESTIGATION.

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee shall be repaid by the Master Servicer upon demand.

            SECTION 8.04      TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE
                              LOANS.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            SECTION 8.05      TRUSTEE MAY OWN CERTIFICATES.

            The Trustee, and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

            SECTION 8.06      THE MASTER SERVICER TO PAY FEES AND EXPENSES.

            The Master Servicer covenants and agrees to pay to the Trustee from time to time, from its own funds, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and, except as otherwise agreed by the Master Servicer and the Trustee, the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith. The Trustee shall have no right of reimbursement from the Trust Estate for any such expenses, disbursements and advances not paid or reimbursed to it by the Master Servicer.

            SECTION 8.07      ELIGIBILITY REQUIREMENTS.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            SECTION 8.08      RESIGNATION AND REMOVAL.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            SECTION 8.09      SUCCESSOR.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

            Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

            SECTION 8.10      MERGER OR CONSOLIDATION.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject the REMIC to federal, state or local tax or cause the REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

            SECTION 8.11      AUTHENTICATING AGENT.

            The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

            SECTION 8.12      SEPARATE TRUSTEES AND CO-TRUSTEES.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

            (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

            (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

            SECTION 8.13      APPOINTMENT OF CUSTODIANS.

            The Trustee may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

            SECTION 8.14      TAX MATTERS; COMPLIANCE WITH REMIC PROVISIONS.

            (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as a REMIC; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns using a calendar year as the taxable year for the REMIC and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat the Trust Estate as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the REMIC, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Form 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans), other assets and liabilities of the REMIC, and the fair market value and adjusted basis of the REMIC property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of Code
Section 860D(a)(2) other than the interests represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates;
(viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Trust Estate or the REMIC to tax or (c) cause the Trust Estate to fail to qualify as a REMIC; (ix) exercise reasonable care not to allow the REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the REMIC, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R Certificateholder for such purpose (or if the Master Servicer is not so permitted, the Holder of the Class A-R Certificate shall be the tax matters person in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to
Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

            In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of the REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee, respectively, to perform its obligations under this
Section 8.14.

            SECTION 8.15      MONTHLY ADVANCES.

            In the event that WFHM fails to make a Periodic Advance required to be made pursuant to the WFHM Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by WFHM, the Trustee shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01 TERMINATION UPON PURCHASE BY THE SELLER OR LIQUIDATION OF ALL MORTGAGE LOANS.

            Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section
9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.22. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Seller is exercising its right to purchase, the Seller shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to
(i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Notwithstanding the foregoing, if the price paid pursuant to clause
(i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Section 4.02(a) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders. The Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            SECTION 9.02      ADDITIONAL TERMINATION REQUIREMENTS.

            In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject the REMIC to federal tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax return of the REMIC; and

            (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            SECTION 10.01    AMENDMENT.

            (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake,
(ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or in the related Prospectus, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate or the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Trust Estate or the REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, any amendment pursuant to clause (iv) or (vi) shall not be deemed to adversely affect in any material respect the interest of Certificateholders and no Opinion of Counsel to that effect shall be required if the person requesting the amendment instead obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

            SECTION 10.02    RECORDATION OF AGREEMENT.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 10.03    LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 10.04    GOVERNING LAW; JURISDICTION.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 10.05    NOTICES.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Wells Fargo Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Wells Fargo Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer and (iii) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Servicer or a Certificateholder.

            SECTION 10.06    SEVERABILITY OF PROVISIONS.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 10.07    SPECIAL NOTICES TO RATING AGENCIES.

            (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

            (i) any amendment to this Agreement pursuant to Section 10.01(a);

            (ii) any sale or transfer of the Class B Certificates pursuant to
      Section 5.02 to an affiliate of the Seller;

            (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

            (iv) any resignation of the Master Servicer pursuant to Section
      6.04;

            (v) the occurrence of any of the Events of Default described in
      Section 7.01;

            (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

            (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

            (viii) the making of a final payment pursuant to Section 9.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

            (i) the appointment of a Custodian pursuant to Section 2.02;

            (ii) the resignation or removal of the Trustee pursuant to Section 8.08;

            (iii) the appointment of a successor trustee pursuant to Section 8.09; or

            (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c)  The Master Servicer shall deliver to each Rating Agency:

            (i) reports prepared pursuant to Section 3.05; and

            (ii) statements prepared pursuant to Section 4.04.

            SECTION 10.08    COVENANT OF SELLER.

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            SECTION 10.09    RECHARACTERIZATION.

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

            SECTION 11.01    CLASS A FIXED PASS-THROUGH RATE.

            The Class A Fixed Pass-Through Rate is 6.500% per annum.

            SECTION 11.02    CUT-OFF DATE.

            The Cut-Off Date for the Certificates is December 1, 2001.

            SECTION 11.03    CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE.

            The Cut-Off Date Aggregate Principal Balance is $597,774,765.24.

            SECTION 11.04    ORIGINAL CLASS A PERCENTAGE.

            The Original Class A Percentage is 97.14370185%.

            SECTION 11.05 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS A CERTIFICATES.

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, as follows:

                                            Original
                      Class             Principal Balance
                      -----             -----------------
                    Class A-1             $423,893,000.00
                    Class A-2             $71,971,000.00
                    Class A-3             $13,805,000.00
                    Class A-4             $ 8,842,000.00
                    Class A-5             $ 1,158,000.00
                    Class A-6             $59,778,000.00
                    Class A-PO            $ 1,290,290.00
                    Class A-R             $       100.00

            SECTION 11.06    ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE.

            The Original Class A Non-PO Principal Balance is $579,447,100.00.

            SECTION 11.07    ORIGINAL SUBORDINATED PERCENTAGE.

            The Original Subordinated Percentage is 2.85629815%.

            SECTION 11.08    ORIGINAL CLASS B-1 PERCENTAGE.

            The Original Class B-1 Percentage is 1.40305412%.

            SECTION 11.09    ORIGINAL CLASS B-2 PERCENTAGE.

            The Original Class B-2 Percentage is 0.55122977%.

            SECTION 11.10    ORIGINAL CLASS B-3 PERCENTAGE.

            The Original Class B-3 Percentage is 0.40084866%.

            SECTION 11.11    ORIGINAL CLASS B-4 PERCENTAGE.

            The Original Class B-4 Percentage is 0.20050815%.

            SECTION 11.12    ORIGINAL CLASS B-5 PERCENTAGE.

            The Original Class B-5 Percentage is 0.15021347%.

            SECTION 11.13    ORIGINAL CLASS B-6 PERCENTAGE.

            The Original Class B-6 Percentage is 0.15044398%.

            SECTION 11.14    ORIGINAL CLASS B PRINCIPAL BALANCE.

            The Original Class B Principal Balance is $17,037,375.01.

            SECTION 11.15 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS B CERTIFICATES.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                     Original
              Class              Principal Balance
            -------              -----------------
            Class B-1              $ 8,369,000.00
            Class B-2              $ 3,288,000.00
            Class B-3              $ 2,391,000.00
            Class B-4              $ 1,196,000.00
            Class B-5              $   896,000.00
            Class B-6              $   897,375.01

            SECTION 11.16    ORIGINAL CLASS B-1 FRACTIONAL INTEREST.

            The Original Class B-1 Fractional Interest is 1.45324402%.

            SECTION 11.17    ORIGINAL CLASS B-2 FRACTIONAL INTEREST.

            The Original Class B-2 Fractional Interest is 0.90201425%.

            SECTION 11.18    ORIGINAL CLASS B-3 FRACTIONAL INTEREST.

            The Original Class B-3 Fractional Interest is 0.50116560%.

            SECTION 11.19    ORIGINAL CLASS B-4 FRACTIONAL INTEREST.

            The Original Class B-4 Fractional Interest is 0.30065744%.

            SECTION 11.20    ORIGINAL CLASS B-5 FRACTIONAL INTEREST.

            The Original  Class B-5 Fractional Interest is 0.15044398%.

            SECTION 11.21    CLOSING DATE.

            The Closing Date is December 21, 2001.

            SECTION 11.22    RIGHT TO PURCHASE.

            The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $59,777,476.52 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

            SECTION 11.23    WIRE TRANSFER ELIGIBILITY.

            With respect to the Class A Certificates (other than the Class A-R Certificate) and the Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. The Class A-R Certificate is not eligible for wire transfer.

            SECTION 11.24    SINGLE CERTIFICATE.

            A Single Certificate for the Class A Certificates (other than the Class A-2, Class A-4, Class A-5, Class A-PO and Class A-R Certificates) represents a $25,000 Denomination. A Single Certificate for the Class A-2, Class A-4 and Class A-5 Certificates represents a $1,000 Denomination. A Single Certificate for the Class A-PO Certificate and each Class of the Class B Certificates (other than the Class B-4, Class B-5 and Class B-6 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-R Certificate represents a $100 Denomination. A Single Certificate for the Class B-4, Class B-5 and Class B-6 Certificates represents a $250,000.00 Denomination.

            SECTION 11.25    SERVICING FEE RATE.

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

            SECTION 11.26    MASTER SERVICING FEE RATE.

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.017% per annum.

            IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    WELLS FARGO ASSET SECURITIES
                                    CORPORATION
                                       as Seller

                                       By:____________________________________
                                          Name:  Alan S. McKenney
                                          Title: Vice President


                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION
                                       as Master Servicer

                                       By:____________________________________
                                          Name:   William B. Hill, III
                                          Title:  Vice President


                                    FIRST UNION NATIONAL BANK
                                       as Trustee

                                       By:____________________________________
                                          Name:
                                          Title:


Attest:
By:___________________________
Name:_________________________
Title:________________________

STATE OF MARYLAND          )
                           )  ss.:
COUNTY OF FREDERICK        )


            On this 21st day of December, 2001, before me, a notary public in and for the State of Maryland, personally appeared Alan S. McKenney, known to me who, being by me duly sworn, did depose and say that he resides in McLean, Virginia; that he is Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.




__________________________
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        )  ss.:
COUNTY OF FREDERICK     )


            On this 21st day of December, 2001, before me, a notary public in and for the State of Maryland, personally appeared William B. Hill, III, known to me who, being by me duly sworn, did depose and say that he resides in Frederick, Maryland; that he is a Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.




__________________________
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              )  ss.:
COUNTY OF                     )


            On this 21st day of December, 2001, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.




_________________________
Notary Public

[NOTARIAL SEAL]

                                  EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
  CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AA 5                First Distribution Date: January 25, 2002

Percentage Interest evidenced         Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  January 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AB 3               First Distribution Date: January 25, 2002

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  January 25, 2032

            THIS CERTIFIES THAT_____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AC 1               First Distribution Date: January 25, 2002

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  January 25, 2032

            THIS CERTIFIES THAT_____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of the Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.


Certificate No.                      Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AD 9               First Distribution Date: January 25, 2002

Percentage Interest evidenced        Denomination:
by this Certificate: %

Final Scheduled Maturity Date:  January 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of the Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AE 7                First Distribution Date: January 25, 2002

Percentage Interest evidenced         Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  January 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of the Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                  EXHIBIT A-6
                    [FORM OF FACE OF CLASS A-6 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2001-32, CLASS A-6

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
        one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing
                                  corporations,
                                     sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                 Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AF 4          First Distribution Date: January 25, 2002

Percentage Interest evidenced   Denomination: $
by this Certificate:   %

Final Scheduled Maturity Date:  January 25, 2032


            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of the Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2001-32, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
        one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing
                                  corporations,
                                     sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                 Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AG 2          First Distribution Date: January 25, 2002

                                Denomination: $

Percentage Interest evidenced
by this Certificate:   %

Final Scheduled Maturity Date:  January 25, 2032


            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates are not entitled to distributions in respect of interest.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS A-R

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AH 0               First Distribution Date: January 25, 2002

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  January 25, 2032

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to the Holder of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS B-1

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AJ 6             First Distribution Date: January 25, 2002
Percentage Interest evidenced      Denomination:  $
by this Certificate: %
Final Scheduled Maturity Date:  January 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 6.5O0% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS B-2

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AK 3               First Distribution Date: January 25, 2002

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  January 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS B-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  December 1, 2001
CUSIP No.: 94977B AL 1               First Distribution Date: January 25, 2002
Percentage Interest evidenced        Denomination:  $
by this Certificate: %
Final Scheduled Maturity Date:  January 25, 2032


            THIS CERTIFIES THAT _______________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS B-4

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AM 9              First Distribution Date: January 25, 2002

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  January 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS B-5

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AN 7               First Distribution Date: January 25, 2002

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  January 25, 2032


            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-32, CLASS B-6

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:  December 1, 2001

CUSIP No.: 94977B AP 2              First Distribution Date: January 25, 2002

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  January 25, 2032


            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:




                                       First Union National Bank,
                                             Trustee




                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By
  -------------------------------------
   Authorized Officer

                                    EXHIBIT C

                [Form of Reverse of Series 2001-32 Certificates]

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-32

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   (Please print or typewrite name and address
                     including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------
--------------------------------------------------------
Social Security or other Identifying Number of Assignee:
--------------------------------------------------------
Dated:



                                      --------------------------------------
                                      Signature by or on behalf of assignor




                                      --------------------------------------
                                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to _________________________________________________________________ for the
account of _______________________________________________ account number
_____________, or, if mailed by check, to
_______________________________________________________. Applicable statements should be mailed to ______________________
_________________________________________________________________.

            This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), WELLS FARGO ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                           W I T N E S S E T H  T H A T
                           - - - - - - - - - -  - - - -

            WHEREAS, the Seller, the Master Servicer and the Trustee, have entered into a Pooling and Servicing Agreement dated as of December 21, 2001 relating to the issuance of Mortgage Pass-Through Certificates, Series 2001-32 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I

                                  Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                         Custody of Mortgage Documents

            SECTION 2.01 Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            SECTION 2.02 Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            SECTION 2.03 Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

            SECTION 2.04 Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the DXMaster Servicer and the Trustee.

            SECTION 2.05 Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

            SECTION 2.06 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.


                                  ARTICLE III

                            Concerning the Custodian

            SECTION 3.01 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

            SECTION 3.02 Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            SECTION 3.03 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            SECTION 3.04 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            SECTION 3.05 Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

            SECTION 3.06 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            SECTION 3.07 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

            SECTION 4.01 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            SECTION 4.02 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            SECTION 4.03 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            SECTION 4.04 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 4.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                   FIRST UNION NATIONAL BANK

401 South Tryon Street                     By:__________________________________
Charlotte, North Carolina, 28288           Name:________________________________
                                           Title:_______________________________

Address:                                   WELLS FARGO ASSET SECURITIES
                                           CORPORATION
7485 New Horizon Way
Frederick, Maryland 21703                  By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

Address:                                   WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION
7485 New Horizon Way
Frederick, Maryland 21703                  By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           [CUSTODIAN]
Address:
                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

STATE OF                )
                        )  ss.:
COUNTY OF               )




            On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Wells Fargo Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.




                                  ----------------------------------------------
                                  Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Wells Fargo Bank
Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                  ----------------------------------------------
                                  Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ___ day of ________, 20__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


                                  ----------------------------------------------
                                  Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of ________, 20 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _______________________ of
______________________, a _________________________, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


                                  ----------------------------------------------
                                  Notary Public

[NOTARIAL SEAL]

WFMBS
WFMBS   2001-32 EXHIBIT F-1
30 YEAR FIXED RATE NON-RELOCATION  LOANS

(i)        (ii)                                     (iii)     (iv)       (v)       (vi)      (vii)      (viii)         (ix)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        NET                                           CUT-OFF
MORTGAGE                                                    MORTGAGE  MORTGAGE    CURRENT   ORIGINAL   SCHEDULED       DATE
LOAN                                        ZIP   PROPERTY  INTEREST  INTEREST    MONTHLY   TERM TO    MATURITY      PRINCIPAL
NUMBER     CITY                    STATE   CODE     TYPE      RATE      RATE      PAYMENT   MATURITY     DATE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
0074271    BRECKENRIDGE             CO     80424     SFD     7.000      6.500    $2,698.47     360      1-Oct-31     $404,933.12
77484      CHANHASSEN               MN     55317     SFD     6.875      6.500    $3,974.42     360      1-Oct-31     $603,980.54
100812     DOWNINGTOWN              PA     19335     SFD     7.000      6.500    $2,827.54     360      1-Oct-31     $424,301.22
1009912    PARADISE VALLEY          AZ     85253     SFD     7.250      6.500    $5,443.77     360      1-Oct-31     $796,751.20
1011670    REDONDO BEACH            CA     90278     SFD     7.500      6.500    $4,195.29     360      1-Oct-31     $599,106.64
1011773    SEATTLE                  WA     98103     SFD     7.125      6.500    $2,112.78     360      1-Oct-31     $313,096.95
1012261    GREEN BAY                WI     54311     SFD     7.375      6.500    $2,950.56     360      1-Oct-31     $426,547.88
2041399    BRECKENRIDGE             CO     80424     SFD     6.875      6.500    $4,138.65     360      1-Oct-31     $628,938.42
2049403    MINNEAPOLIS              MN     55409     SFD     7.250      6.500    $4,434.15     360      1-Oct-31     $648,982.80
2052948    STEAMBOAT SPRINGS        CO     80477     SFD     7.000      6.500    $2,395.09     360      1-Oct-31     $359,408.10
2113874    SAN DIEGO                CA     92130     SFD     6.875      6.500    $3,053.35     360      1-Oct-31     $464,008.80
2144416    LAS VEGAS                NV     89117     SFD     7.250      6.500    $2,933.36     360      1-Oct-31     $429,327.09
2187535    EAGAN                    MN     55437     SFD     7.000      6.500    $3,958.55     360      1-Oct-31     $593,720.80
2921057    LIBERTYVILLE             IL     60048     SFD     6.875      6.500    $2,121.88     360      1-Oct-31     $322,203.91
2928183    ISSAQUAH                 WA     98027     SFD     7.125      6.500    $2,236.75     360      1-Oct-31     $331,467.42
2938251    BOTHELL                  WA     98012     SFD     7.250      6.500    $2,088.10     360      1-Oct-31     $305,615.00
2944405    SNOWMASS VILLAGE         CO     81611     SFD     7.250      6.500    $5,580.20     360      1-Oct-31     $816,719.91
2983176    CARBONDALE               CO     81623     SFD     7.000      6.500    $3,027.13     360      1-Oct-31     $454,251.90
2985713    COLUMBUS                 OH     43209     SFD     7.625      6.500    $5,308.45     360      1-Oct-31     $748,910.91
2987562    SAN MARCOS               CA     92069     SFD     7.125      6.500    $3,260.80     360      1-Oct-31     $483,223.60
2988909    MILPITAS                 CA     95035     SFD     7.000      6.500    $2,042.48     360      1-Oct-31     $306,495.24
3521621    CLIFTON                  VA     20124     SFD     6.875      6.500    $2,102.17     360      1-Oct-31     $319,188.85
3838376    WOODLAND HILLS           CA     91367     SFD     7.125      6.500    $2,272.12     360      1-Oct-31     $336,709.00
3841611    AUBURN                   WA     98002     SFD     6.875      6.500    $6,437.90     360      1-Oct-31     $978,348.65
3841634    EL DORADO HILLS          CA     95762     SFD     6.875      6.500    $2,325.53     360      1-Oct-31     $353,403.49
3845201    ROSEVILLE                CA     95661     SFD     6.875      6.500    $2,428.67     360      1-Oct-31     $368,764.24
3847051    CHANHASSEN               MN     55317     SFD     7.000      6.500    $4,291.20     360      1-Oct-31     $643,939.52
3849413    ERIE                     CO     80516     SFD     7.000      6.500    $4,118.22     360      1-Oct-31     $617,982.26
3849560    HENDERSON                NV     89052     SFD     7.375      6.500    $2,436.02     360      1-Oct-31     $351,663.61
3850053    RATHDRUM                 ID     83858     SFD     7.250      6.500    $3,208.96     360      1-Oct-31     $469,663.86
3850133    COLO SPGS                CO     80921     SFD     6.875      6.500    $2,635.93     360      1-Oct-31     $400,573.87
3850160    ENCINITAS                CA     92024     SFD     6.875      6.500    $5,583.89     360      1-Oct-31     $848,567.71
3851129    MINNETONKA               MN     55305     SFD     7.250      6.500    $3,307.19     360      1-Oct-31     $484,041.34
3851761    AVON                     CO     81620     LCO     7.250      6.500    $6,821.76     360      1-Oct-31     $998,435.10
3854186    FALLSTON                 MD     21047     SFD     7.000      6.500    $2,541.46     360      1-Oct-31     $381,371.92
3854356    OCEAN CITY               NJ     08226     SFD     7.250      6.500    $3,329.02     360      1-Oct-31     $486,733.30
3856320    FOREST HILL              MD     21050     SFD     7.250      6.500    $2,837.85     360      1-Oct-31     $415,349.00
3858725    ARCADIA                  CA     91007     SFD     7.250      6.500    $2,499.49     360      1-Oct-31     $365,826.63
3890132    PAWLEYS ISLAND           SC     29572     SFD     6.875      6.500    $2,299.25     360      1-Oct-31     $349,410.23
3890568    LONG GROVE               IL     60047     SFD     7.000      6.500    $2,648.57     360      1-Oct-31     $397,445.46
3890730    SAN JOSE                 CA     95124     SFD     6.875      6.500    $2,312.39     360      1-Oct-31     $351,406.86
3891020    ARLINGTON                VA     22207     SFD     7.125      6.500    $2,290.64     360      1-Oct-31     $339,454.61
3891559    EAGAN                    MN     55122     SFD     7.000      6.500    $2,647.90     360      1-Oct-31     $397,345.63
3892021    SIOUX FALLS              SD     57105     SFD     7.125      6.500    $3,772.82     360      1-Oct-31     $559,089.68
3914771    CARBONDALE               CO     81623     SFD     6.875      6.500    $2,075.90     360      1-Oct-31     $315,467.52
3941957    COLORADO SPRINGS         CO     80906     SFD     7.125      6.500    $6,361.48     300      1-Oct-26     $887,839.40
4066138    GYPSUM                   CO     81637     SFD     7.000      6.500    $2,128.97     360      1-Oct-31     $319,472.16
4083028    WINDER                   GA     30680     SFD     7.750      6.500    $2,574.95     360      1-Oct-31     $358,914.01
4092730    PARK RIDGE               IL     60068     SFD     7.375      6.500    $3,367.04     360      1-Oct-31     $486,755.82
4096517    WAYZATA                  MN     55391     SFD     6.875      6.500    $2,627.72     360      1-Oct-31     $399,325.97
4101366    LARKSPUR                 CO     80118     SFD     7.375      6.500    $2,754.41     360      1-Oct-31     $398,191.23
4125746    PARK CITY                UT     84098     SFD     7.000      6.500    $2,328.56     360      1-Oct-31     $346,454.43
4130118    BRECKENRIDGE             CO     80424     LCO     7.500      6.500    $2,538.15     360      1-Oct-31     $362,459.52
4134425    ROCHESTER                MN     55902     SFD     6.875      6.500    $2,135.02     360      1-Oct-31     $324,452.35
4174926    SILVER SPRINGS           MD     20904     SFD     7.375      6.500    $2,460.53     360      1-Sep-31     $355,431.76
4188223    BOCA RATON               FL     33496     SFD     7.000      6.500    $4,657.12     360      1-Oct-31     $698,849.08
4212555    OCEANSIDE                CA     92056     SFD     7.250      6.500    $2,346.69     360      1-Nov-31     $343,731.64
4215086    SAN JOSE                 CA     95148     SFD     7.000      6.500    $2,421.71     360      1-Nov-31     $363,701.62
4226005    GOLDEN                   CO     80403     SFD     6.875      6.500    $2,016.78     360      1-Nov-31     $306,742.07
4227495    GROVELAND                CA     95321     SFD     7.000      6.500    $2,980.56     360      1-Oct-31     $447,263.40
4230460    PLACERVILLE              CA     95667     SFD     7.125      6.500    $2,829.62     360      1-Oct-31     $419,326.27
4232024    CANYON DRIVE FOLSOM      CA     95630     SFD     7.000      6.500    $2,336.55     360      1-Oct-31     $350,622.56
4232741    SAN JOSE                 CA     95132     SFD     6.875      6.500    $3,054.72     360      1-Oct-31     $464,216.44
4233091    DANVILLE                 CA     94506     SFD     7.125      6.500    $3,435.97     360      1-Oct-31     $509,181.89
4234987    SAN CLEMENTE             CA     92673     LCO     7.000      6.500    $3,226.72     360      1-Oct-31     $484,202.58
4235425    MORGAN HILL              CA     95037     SFD     7.375      6.500    $2,976.81     360      1-Oct-31     $430,318.74
4235496    NOVATO                   CA     94949     SFD     7.375      6.500    $4,088.80     360      1-Oct-31     $591,096.29
4235643    OAKLAND                  CA     94610     SFD     7.500      6.500    $3,111.51     360      1-Oct-31     $444,337.42
4241892    LARCHMONT                NY     10538     SFD     7.125      6.500    $2,728.56     360      1-Sep-31     $404,022.60
4243533    WANTAGH                  NY     11793     SFD     7.125      6.500    $3,503.34     360      1-Dec-31     $520,000.00
4244249    STERLING                 VA     20165     SFD     7.250      6.500    $2,592.27     360      1-May-31     $377,886.95
4248961    PALO ALTO                CA     94301     MF2     6.750      6.483    $3,028.96     360      1-Dec-31     $467,000.00
4249494    BROOKLYN                 NY     11201     COP     7.500      6.500    $3,146.47     360      1-Sep-31     $448,991.81
4251327    SCOTTSDALE               AZ     85262     SFD     7.250      6.500    $2,791.47     360      1-Jun-31     $407,255.52
4251474    POTOMAC                  MD     20854     SFD     7.250      6.500    $4,311.36     360      1-Aug-31     $630,009.95
4251983    NEW YORK                 NY     10280     HCO     7.500      6.500    $3,377.21     360      1-Jul-31     $481,185.16
4253943    RENO                     NV     89511     SFD     7.375      6.500    $2,782.23     351      1-Aug-30     $397,630.34
4254726    LOS ANGELES              CA     91356     SFD     6.875      6.500    $2,726.26     360      1-Nov-31     $414,651.34
4254964    WESTPORT                 CT     06880     SFD     6.750      6.483    $5,513.09     360      1-Nov-31     $849,268.16
4255144    AMERICAN CANYON          CA     94503     SFD     7.500      6.500    $2,132.95     360      1-Aug-31     $304,135.93
4255302    NEW YORK                 NY     10022     COP     7.500      6.500    $3,754.78     360      1-Jul-31     $534,982.28
4256173    APTOS                    CA     95003     SFD     6.875      6.500    $2,036.48     360      1-Nov-31     $309,739.56
4258283    LOS ANGELES              CA     90024     HCO     6.375      6.108    $2,944.67     360      1-Dec-31     $472,000.00
4264732    ADA                      MI     49301     SFD     7.625      6.500    $3,316.01     360      1-Sep-31     $467,476.26
4266179    DOWNEY                   CA     90241     SFD     6.750      6.483    $2,397.22     360      1-Nov-31     $369,281.78
4267538    IRVINE                   CA     92604     SFD     7.000      6.500    $3,226.72     360      1-Dec-31     $485,000.00
4269343    KATONAH                  NY     10536     SFD     7.000      6.500    $4,324.47     360      1-Dec-31     $650,000.00
4269546    MANHATTAN BEACH          CA     90266     SFD     7.125      6.500    $3,368.60     360      1-Sep-31     $498,793.32
4270917    DELRAY BEACH             FL     33446     SFD     6.750      6.483    $3,028.96     360      1-Dec-31     $467,000.00
4275678    LARCHMONT                NY     10538     SFD     6.875      6.500    $2,167.87     360      1-Nov-31     $329,722.76
4276696    FAIRFAX                  VA     22031     SFD     6.750      6.483    $3,481.66     360      1-Dec-31     $536,797.00
4278183    PASADENA                 CA     91101     LCO     7.625      6.500    $2,548.06     360      1-Sep-31     $359,213.34
4280464    FOLSOM                   CA     95630     SFD     7.000      6.500    $2,401.75     360      1-Nov-31     $360,704.08
4281147    CLINTON                  NY     13323     SFD     7.000      6.500    $2,395.09     360      1-Dec-31     $360,000.00
4281769    ROSLYN                   NY     11576     SFD     6.625      6.358    $3,070.30     360      1-Dec-31     $479,500.00
4284185    REHOBOTH BEACH           DE     19971     HCO     7.250      6.500    $2,756.00     360      1-Dec-31     $404,000.00
4284663    NEWPORT BEACH            CA     92660     SFD     6.875      6.500    $3,413.41     360      1-Nov-31     $519,163.47
4288561    SAN JOSE                 CA     95125     SFD     6.875      6.500    $2,785.38     360      1-Dec-31     $424,000.00
4288652    BRISTOW                  VA     20136     SFD     7.000      6.500    $2,018.86     360      1-Sep-31     $302,699.39
4288871    NEW YORK                 NY     10021     HCO     7.375      6.500    $2,845.59     360      1-Sep-31     $411,053.69
4289802    GATESVILLE               TX     76528     SFD     6.500      6.233    $1,669.29     360      1-Dec-31     $264,100.00
4290308    JACKSONVILLE             FL     32220     SFD     7.000      6.500    $2,594.68     360      1-Dec-31     $390,000.00
4290830    BOCA RATON               FL     33486     PUD     6.875      6.500    $2,675.02     360      1-Sep-31     $406,167.81
4292155    ALEXANDRIA               VA     22304     PUD     7.125      6.500    $2,392.04     360      1-Oct-31     $354,480.45
4292437    GAINESVILLE              VA     20155     SFD     7.125      6.500    $3,267.54     360      1-Oct-31     $484,221.99
4294341    PILOT POINT              TX     76258     SFD     6.875      6.500    $2,623.78     360      1-Nov-31     $399,064.45
4294626    PHILADELPHIA             PA     19106     SFD     7.625      6.500    $2,654.23     360      1-Nov-31     $374,728.58
4295113    BELLMORE                 NY     11710     SFD     7.125      6.500    $2,492.76     360      1-Dec-31     $370,000.00
4295134    BELMONT                  CA     94002     SFD     6.875      6.500    $6,293.38     360      1-Dec-31     $958,000.00
4295225    FOSTER CITY              CA     94404     LCO     7.500      6.500    $2,545.15     360      1-Sep-31     $363,184.47
4295296    BEVERLY HILLS            CA     90212     SFD     6.875      6.500    $3,613.11     360      1-Nov-31     $549,537.93
4295379    NEW YORK                 NY     10030     MF2     7.375      6.500    $3,315.24     360      1-Dec-31     $480,000.00
4296412    CHARLEVOIX               MI     49720     SFD     7.500      6.500    $3,531.03     360      1-Oct-31     $504,248.10
4296681    SAN JOSE                 CA     95138     SFD     7.125      6.500    $6,225.16     360      1-Nov-31     $923,261.09
4298982    GLENVIEW                 IL     60025     SFD     6.875      6.500    $2,305.83     360      1-Nov-31     $350,705.11
4299638    AUSTIN                   TX     78730     SFD     7.500      6.500    $3,174.08     360      1-Sep-31     $467,248.08
4300155    PORTLAND                 OR     97229     SFD     7.000      6.500    $2,488.23     360      1-Oct-31     $374,000.00
4300314    PRINCETON                NJ     08540     SFD     7.500      6.500    $2,504.94     360      1-Nov-31     $357,984.12
4300717    ESCONDIDO                CA     92027     SFD     6.625      6.358    $1,030.91     360      1-Dec-31     $161,000.00
4301423    ANTIOCH                  CA     94509     SFD     7.375      6.500    $2,381.45     360      1-Sep-31     $344,008.05
4303719    NEEDHAM                  MA     02494     SFD     6.875      6.500    $2,627.06     360      1-Dec-31     $399,900.00
4303846    ARLINGTON                VA     22207     SFD     6.750      6.483    $3,960.99     360      1-Nov-31     $610,174.20
4303874    SHERBORN                 MA     01770     SFD     7.250      6.500    $2,783.28     360      1-Oct-31     $407,361.52
4304314    ALPINE                   CA     91901     SFD     7.375      6.500    $2,624.57     360      1-Oct-31     $379,419.90
4304403    NEWTON                   MA     02458     SFD     7.000      6.500    $2,701.13     360      1-Oct-31     $405,223.14
4304695    BOYDS                    MD     20841     SFD     7.250      6.500    $2,507.34     360      1-Nov-31     $367,263.28
4304752    RYE BEACH                NH     03871     SFD     7.375      6.500    $3,171.59     360      1-Nov-31     $458,850.58
4305069    SOUTH SAN FRANCISCO      CA     94080     SFD     7.125      6.500    $2,398.44     360      1-Nov-31     $355,715.31
4305156    NAPLES                   FL     34119     SFD     7.125      6.500    $2,801.32     360      1-Nov-31     $415,467.50
4305516    ARLINGTON                MA     02476     SFD     7.375      6.500    $3,496.54     360      1-Jun-31     $503,700.46
4305608    TAMPA                    FL     33647     SFD     7.250      6.500    $2,297.30     360      1-Nov-31     $336,414.24
4306109    LOS ALTOS                CA     94022     SFD     6.875      6.500    $3,284.65     360      1-Nov-31     $499,579.93
4306801    BERKELEY                 CA     94709     SFD     7.250      6.500    $2,558.17     360      1-Nov-31     $374,707.46
4307052    SAN RAMON                CA     94583     SFD     6.750      6.483    $2,464.68     360      1-Nov-31     $379,672.82
4307135    ANNAPOLIS                MD     21403     SFD     6.750      6.483    $3,243.00     360      1-Nov-31     $499,569.50
4307220    REVERE                   PA     18953     SFD     6.875      6.500    $2,256.23     360      1-Dec-31     $343,450.00
4307531    EDINA                    MN     55439     SFD     6.875      6.500    $3,284.65     360      1-Dec-31     $500,000.00
4307556    EDINA                    MN     55424     SFD     7.000      6.500    $2,514.84     360      1-Oct-31     $377,378.51
4307644    BROOKLYN                 NY     11215     MF2     7.125      6.500    $3,941.25     360      1-Nov-31     $584,532.19
4307686    MARGATE CITY             NJ     08402     SFD     6.875      6.500    $3,284.65     360      1-Nov-31     $499,579.93
4307863    KIMBERTON                PA     19442     SFD     7.000      6.500    $2,701.13     360      1-Nov-31     $405,667.21
4307999    INDIAN WELLS             CA     92210     SFD     7.375      6.500    $2,755.80     360      1-Oct-31     $398,390.91
4308753    WARREN                   NJ     07059     SFD     6.750      6.483    $3,761.87     360      1-Nov-31     $579,500.63
4308930    GRANITE BAY              CA     95746     SFD     7.375      6.500    $2,762.70     360      1-Aug-31     $398,771.27
4309676    NEW YORK                 NY     10010     COP     6.750      6.483    $2,776.00     360      1-Nov-31     $427,631.50
4310212    BARRINGTON               IL     60010     SFD     7.000      6.500    $2,538.80     360      1-Nov-31     $381,287.20
4310491    ARDMORE                  PA     19003     SFD     6.500      6.233    $2,169.26     360      1-Dec-31     $343,200.00
4310593    FRIDAY HARBOR            WA     98250     SFD     7.000      6.500    $2,551.84     349      1-Oct-30     $378,988.60
4310818    CARTHAGE                 MO     64836     SFD     6.625      6.358    $2,756.54     360      1-Dec-31     $430,500.00
4311302    SAN CLEMENTE             CA     92672     SFD     7.000      6.500    $2,827.54     360      1-Oct-31     $424,651.63
4311483    DANVILLE                 CA     94526     SFD     7.250      6.500    $3,206.23     360      1-Oct-31     $469,264.49
4311717    MARLBORO                 NJ     07746     SFD     7.250      6.500    $3,069.80     360      1-Nov-31     $449,648.95
4312094    KENDALL PARK             NJ     08824     SFD     7.250      6.500    $2,413.71     360      1-Nov-31     $353,222.02
4312374    SAN MARCOS               CA     92078     SFD     6.875      6.500    $2,033.20     360      1-Dec-31     $309,500.00
4312437    WINSTON-SALEM            NC     27104     SFD     6.875      6.500    $2,207.29     360      1-Dec-31     $336,000.00
4312453    DOYLESTOWN               PA     18901     SFD     7.000      6.500    $2,042.48     360      1-Oct-31     $306,495.24
4313329    SCARSDALE                NY     10583     SFD     6.875      6.500    $2,745.97     360      1-Oct-31     $417,295.63
4313430    GRANITE BAY              CA     95746     SFD     7.000      6.500    $3,492.84     360      1-Nov-31     $524,569.66
4314141    MENDHAM                  NJ     07945     SFD     7.375      6.500    $2,762.71     360      1-Jul-31     $398,459.30
4314629    OCEAN VIEW               DE     19970     SFD     7.375      6.500    $2,681.20     360      1-Nov-31     $387,904.61
4314827    SAUSALITO                CA     94965     SFD     7.000      6.500    $3,865.41     360      1-Nov-31     $580,489.17
4314912    LA JOLLA                 CA     92037     SFD     6.750      6.483    $3,904.57     360      1-Oct-31     $600,960.44
4314984    STATEN ISLAND            NY     10312     SFD     6.875      6.500    $2,364.95     360      1-Dec-31     $360,000.00
4315190    SAN DIEGO                CA     92106     SFD     6.875      6.500    $6,431.33     360      1-Nov-31     $978,177.52
4315728    ENCINO                   CA     91316     SFD     7.250      6.500    $4,174.92     360      1-Nov-31     $611,522.58
4316141    LAGUNA BEACH             CA     92651     SFD     7.250      6.500    $3,483.20     360      1-Nov-31     $510,201.68
4316211    PACIFIC PALISADES        CA     90272     SFD     7.000      6.500    $4,637.16     360      1-Dec-31     $697,000.00
4316290    CABLE                    WI     54821     SFD     7.375      6.500    $2,762.70     360      1-Nov-31     $399,695.63
4316520    MARCO ISLAND             FL     34145     SFD     7.125      6.500    $2,075.06     360      1-Dec-31     $308,000.00
4316538    VIENNA                   VA     22182     PUD     7.375      6.500    $2,486.43     360      1-Oct-31     $359,450.46
4316628    WEST BOYLSTON            MA     01583     SFD     6.875      6.500    $2,430.64     360      1-Nov-31     $369,689.15
4316954    CARPINTERIA              CA     93013     LCO     7.250      6.500    $1,135.83     360      1-Nov-31     $166,370.11
4317072    MAGNOLIA                 TX     77355     SFD     7.125      6.500    $2,131.61     360      1-Dec-31     $316,394.00
4317097    BROOKLYN                 NY     11215     COP     7.125      6.500    $2,189.59     360      1-Dec-31     $325,000.00
4317471    GAITHERSBURG             MD     20882     SFD     7.750      6.500    $2,794.01     360      1-Aug-31     $388,888.24
4317510    PURCELLVILLE             VA     20132     SFD     7.750      6.500    $2,510.31     360      1-Aug-31     $349,401.14
4317622    HINSDALE                 IL     60521     SFD     7.000      6.500    $5,176.39     360      1-Dec-31     $778,050.00
4317635    NEW YORK                 NY     10024     COP     6.875      6.500    $1,133.21     360      1-Nov-31     $172,355.07
4318185    READING                  MA     01867     SFD     7.500      6.500    $2,132.61     360      1-Nov-31     $304,773.64
4318232    HAYMARKET                VA     20169     PUD     6.875      6.500    $2,701.62     360      1-Oct-31     $410,421.16
4318251    DUNN LORING              VA     22027     SFD     7.375      6.500    $3,447.85     360      1-Oct-31     $498,437.97
4318285    SCARSDALE                NY     10583     SFD     7.125      6.500    $5,726.61     360      1-Nov-31     $849,320.27
4318583    ARLINGTON                WA     98223     SFD     7.250      6.500    $6,192.04     348      1-Oct-30     $897,376.43
4318584    BROOKLYN                 NY     11215     HCO     7.000      6.500    $3,619.25     360      1-Dec-31     $544,000.00
4318738    CHEVY CHASE              MD     20815     SFD     7.125      6.500    $2,728.57     360      1-Nov-31     $404,676.12
4319094    CAVE CREEK               AZ     85331     SFD     7.375      6.500    $2,187.71     360      1-Oct-31     $316,266.48
4319148    ARLINGTON                VA     22201     PUD     7.125      6.500    $2,639.29     360      1-Oct-31     $391,121.59
4319165    ALEXANDRIA               VA     22304     SFD     7.000      6.500    $2,493.22     360      1-Nov-31     $374,442.82
4319292    SAN MATEO                CA     94401     SFD     6.875      6.500    $2,739.40     360      1-Dec-31     $417,000.00
4319345    VENTURA                  CA     93003     SFD     6.875      6.500    $2,654.00     360      1-Oct-31     $403,319.22
4319524    MALVERN                  PA     19355     SFD     6.750      6.483    $2,541.54     360      1-Nov-31     $391,512.62
4319600    SCARSDALE                NY     10583     SFD     6.875      6.500    $6,569.29     360      1-Dec-31   $1,000,000.00
4320924    OXFORD                   NJ     07863     SFD     7.250      6.500    $2,223.90     360      1-Aug-31     $324,973.48
4321396    LIVERMORE                CA     94550     SFD     7.375      6.500    $2,617.66     360      1-Nov-31     $378,711.61
4321487    RIDGEFIELD               CT     06877     SFD     6.875      6.500    $2,372.83     360      1-Nov-31     $360,896.55
4321569    MANHATTAN BEACH          CA     90266     SFD     7.375      6.500    $2,949.19     360      1-Nov-31     $426,675.08
4321575    MISSION VIEJO            CA     92691     SFD     7.625      6.500    $2,441.89     360      1-Oct-31     $344,499.01
4321770    GROSSE ILE               MI     48138     SFD     7.000      6.500    $3,259.98     360      1-Nov-31     $489,598.35
4322401    CORNELIUS                NC     28031     SFD     6.875      6.500    $2,555.46     360      1-Dec-31     $389,000.00
4322453    ESCONDIDO                CA     92025     SFD     6.750      6.483    $3,701.55     360      1-Nov-31     $570,208.64
4322885    STAMFORD                 CT     06903     SFD     6.750      6.483    $2,840.86     360      1-Dec-31     $438,000.00
4323160    RIVERDALE                NY     10463     SFD     7.250      6.500    $4,093.06     360      1-Nov-31     $599,531.94
4323439    SAN LEANDRO              CA     94577     SFD     7.500      6.500    $1,188.67     360      1-Oct-31     $169,746.87
4323510    FALLS CHURCH             VA     22046     SFD     6.875      6.500    $2,522.61     360      1-Nov-31     $383,677.39
4323603    HOUSTON                  TX     77057     HCO     7.000      6.500      $419.15     360      1-Oct-31      $62,896.40
4323786    WOODSTOCK                MD     21163     SFD     7.250      6.500    $2,609.33     360      1-Dec-31     $382,500.00
4323885    SPRING VALLEY            CA     91977     SFD     6.875      6.500    $1,625.90     360      1-Nov-31     $247,292.07
4324197    MURRIETA                 CA     92562     SFD     7.000      6.500    $3,010.50     360      1-Nov-31     $452,129.08
4324738    SAN JOSE                 CA     95122     SFD     6.625      6.358    $2,161.05     360      1-Nov-31     $337,202.23
4325227    NORWALK                  CT     06854     SFD     6.750      6.483    $2,918.70     360      1-Oct-31     $449,222.92
4325412    GIG HARBOR               WA     98332     SFD     7.375      6.500    $2,719.54     360      1-Nov-31     $393,450.38
4325914    SARATOGA                 CA     95070     SFD     7.250      6.500    $5,593.85     360      1-Oct-31     $818,716.77
4325945    LAS FLORES AREA          CA     92688     SFD     7.375      6.500    $2,707.45     360      1-Nov-31     $391,701.72
4326670    NEWPORT NEWS             VA     23606     SFD     7.250      6.500    $4,434.15     360      1-Nov-31     $649,492.93
4326715    RALEIGH                  NC     27615     SFD     6.875      6.500    $2,979.80     360      1-Dec-31     $453,595.00
4326795    FT SALONGA               NY     11768     SFD     6.875      6.500    $3,531.94     240      1-Nov-21     $459,103.48
4326885    INDEPNDENCE TOWNSHIP     MI     48348     SFD     7.500      6.500    $3,259.04     360      1-Nov-31     $465,754.09
4327004    LOMPOC                   CA     93436     SFD     6.875      6.500    $2,994.63     360      1-Dec-31     $455,853.00
4327048    HILLSBORO                VA     20134     SFD     7.500      6.500    $4,183.06     360      1-Nov-31     $597,806.00
4327323    MISSION VIEJO            CA     92692     SFD     6.875      6.500    $2,069.33     360      1-Dec-31     $315,000.00
4328082    NEWPORT BEACH            CA     92663     SFD     6.750      6.483    $4,669.91     360      1-Nov-31     $719,380.09
4328148    PLYMOUTH                 MN     55447     SFD     7.375      6.500    $2,520.96     360      1-Jul-31     $363,594.17
4328202    COCKEYSVILLE             MD     21030     SFD     6.750      6.483    $2,140.38     360      1-Dec-31     $330,000.00
4328231    ST JOSEPH                MO     64506     SFD     7.125      6.500    $4,379.17     360      1-Nov-31     $649,480.21
4328367    BARTLESVILLE             OK     74006     SFD     7.125      6.500    $2,570.24     360      1-Nov-31     $381,194.92
4328665    TEMECULA                 CA     92591     SFD     7.125      6.500    $2,086.22     240      1-Dec-21     $266,500.00
4328919    PHILADELPHIA             PA     19106     PUD     7.125      6.500    $2,815.47     360      1-Nov-31     $417,565.81
4329357    SILVER SPRING            MD     20905     SFD     6.875      6.500    $2,737.43     360      1-Nov-31     $416,349.91
4329468    SOMMERVILLE              MA     02144     SFD     7.125      6.500    $2,911.14     360      1-Oct-31     $431,406.85
4329479    FAIRFAX                  VA     22031     SFD     7.000      6.500    $3,559.37     360      1-Nov-31     $534,561.46
4329585    MAPLE GROVE              MN     55311     SFD     7.250      6.500    $2,831.04     360      1-Aug-31     $413,693.23
4329704    ALPINE                   CA     91901     SFD     7.500      6.500    $2,852.80     360      1-Aug-31     $406,777.36
4329861    FT. MYERS                FL     33919     SFD     7.000      6.500    $2,481.58     360      1-Nov-31     $372,694.26
4329999    WASHINGTON               DC     20024     PUD     7.125      6.500    $2,314.22     360      1-Nov-31     $343,225.31
4330136    SANTA CRUZ               CA     95062     SFD     6.750      6.483    $3,080.85     360      1-Nov-31     $474,591.03
4330760    SAN JOSE                 CA     95133     SFD     7.250      6.500    $2,087.46     360      1-Nov-31     $305,348.75
4330764    SANTA CLARA              CA     95050     SFD     7.000      6.500    $3,120.27     360      1-Nov-31     $468,615.56
4330947    CARLSBAD                 CA     92008     SFD     6.875      6.500    $2,128.45     360      1-Dec-31     $324,000.00
4331008    COATESVILLE              PA     19320     SFD     7.000      6.500    $6,320.38     360      1-Nov-31     $949,221.29
4331154    LAGUNA BEACH             CA     92651     SFD     6.750      6.483    $2,334.96     360      1-Nov-31     $359,690.04
4331399    SAN DIEGO                CA     92114     SFD     6.875      6.500      $819.26     240      1-Nov-21     $106,492.04
4331493    DORSET                   VT     05251     SFD     6.875      6.500    $1,997.07     360      1-Dec-31     $304,000.00
4331766    CHANDLER                 AZ     85248     SFD     7.250      6.500    $3,765.61     360      1-Oct-31     $551,136.18
4332448    TEQUESTA                 FL     33469     SFD     6.875      6.500    $2,389.58     360      1-Nov-31     $363,444.40
4333162    ATLANTA                  GA     30328     SFD     6.875      6.500    $2,502.90     360      1-Dec-31     $381,000.00
4333291    SAN DIEGO                CA     92106     SFD     6.750      6.483    $3,580.27     360      1-Nov-31     $551,205.42
4334408    SAN JOSE                 CA     95124     SFD     7.500      6.500    $2,195.19     360      1-Oct-31     $313,482.53
4334415    STAMFORD                 CT     06902     SFD     7.375      6.500    $2,728.17     360      1-Aug-31     $393,786.61
4334422    WHITPAIN TOWNSHIP        PA     19422     SFD     7.250      6.500    $4,434.15     360      1-Nov-31     $649,492.94
4334431    WILMINGTON               NC     28401     SFD     7.375      6.500    $2,569.31     360      1-Aug-31     $370,857.29
4334528    BIRCHRUNVILLE            PA     19421     SFD     6.625      6.358    $2,241.09     360      1-Nov-31     $349,691.21
4334530    EL CAJON                 CA     92019     SFD     7.500      6.500    $2,340.28     360      1-Nov-31     $334,451.60
4334551    ROSEVILLE                CA     95678     SFD     6.875      6.500    $2,713.12     360      1-Oct-31     $412,304.06
4334594    OAKLAND                  CA     94603     SFD     7.250      6.500    $1,071.02     360      1-Nov-31     $156,877.52
4334746    STUDIO CITY              CA     91604     SFD     7.500      6.500    $2,286.78     360      1-Oct-31     $326,562.95
4334986    GARDEN CITY              NY     11530     SFD     6.750      6.483    $2,594.40     360      1-Dec-31     $400,000.00
4335284    SAN RAFAEL               CA     94901     SFD     7.000      6.500    $2,785.62     360      1-Oct-31     $418,011.58
4335515    SAN JUAN CAPISTRANO      CA     92675     LCO     7.000      6.500    $2,029.18     360      1-Oct-31     $304,498.52
4335802    TULSA                    OK     74136     SFD     7.000      6.500    $2,634.60     360      1-Nov-31     $395,675.40
4335909    DELLWOOD                 MN     55110     SFD     7.250      6.500    $3,300.03     360      1-Sep-31     $482,562.19
4336070    CANTON                   MI     48188     SFD     7.875      6.500    $3,016.29     360      1-Jul-31     $414,549.65
4336358    RAMSEY                   NJ     07446     SFD     6.750      6.483    $3,217.05     360      1-Nov-31     $495,572.95
4336745    PRESCOTT                 WI     54021     SFD     7.375      6.500    $3,812.81     360      1-Aug-31     $550,344.20
4336746    POTOMAC                  MD     20854     SFD     7.625      6.500    $3,839.79     360      1-Nov-31     $542,107.35
4336761    MADISON                  CT     06443     SFD     8.000      6.500    $3,206.05     344      1-Mar-30     $430,347.88
4336802    BODEGA BAY               CA     94923     SFD     6.625      6.358    $3,265.59     360      1-Nov-31     $509,550.03
4337071    PRINCETON                NJ     08540     SFD     7.000      6.500    $3,999.98     360      1-Nov-31     $600,733.17
4337437    NEWPORT BEACH            CA     92660     SFD     7.000      6.500    $3,184.14     360      1-Nov-31     $478,207.69
4337452    REDONDO BEACH            CA     90277     SFD     6.875      6.500    $2,890.49     360      1-Nov-31     $439,630.34
4337553    HOPKINTON                MA     01748     SFD     6.625      6.358    $2,510.02     360      1-Dec-31     $392,000.00
4337640    ROCKVILLE                MD     20850     SFD     6.750      6.483    $4,182.01     240      1-Nov-21     $548,911.74
4337674    DES PLAINES              IL     60016     SFD     7.625      6.500    $2,583.45     360      1-Aug-31     $363,933.18
4337800    AMBLER                   PA     19002     SFD     6.500      6.233    $2,512.47     360      1-Nov-31     $397,140.66
4337805    SWAMPSCOTT               MA     01907     SFD     7.125      6.500    $2,280.54     360      1-Nov-31     $338,229.30
4338180    LADERA RANCH             CA     92694     SFD     6.875      6.500    $2,364.95     360      1-Nov-31     $359,697.55
4338210    LAKE FOREST              CA     92630     SFD     6.750      6.483    $2,594.40     360      1-Dec-31     $400,000.00
4338255    PHILADELPHIA             PA     19144     SFD     7.125      6.500    $2,398.44     360      1-Oct-31     $355,428.93
4338263    SUNNYVALE                CA     94087     SFD     6.750      6.483    $2,783.79     360      1-Nov-31     $428,830.46
4338558    MISSION VIEJO            CA     92692     SFD     7.125      6.500    $3,099.11     360      1-Nov-31     $459,632.14
4338572    VIENNA                   VA     22182     SFD     6.875      6.500    $2,232.91     360      1-Nov-31     $339,614.43
4338578    LAGUNA BEACH             CA     92651     SFD     7.125      6.500    $3,031.74     360      1-Nov-31     $449,640.14
4338744    PASADENA                 CA     91106     SFD     7.250      6.500    $3,657.83     360      1-Nov-31     $535,781.71
4338757    FALLBROOK                CA     92028     SFD     7.125      6.500    $2,190.26     360      1-Nov-31     $324,840.02
4338938    KIOWA                    CO     80117     SFD     5.875      5.608    $3,259.97     360      1-Dec-31     $551,100.00
4339043    AMERICAN CANYON          CA     94503     SFD     7.250      6.500    $2,066.99     360      1-Oct-31     $302,525.84
4339112    BERKELEY                 CA     94707     SFD     6.875      6.500    $3,284.65     360      1-Oct-31     $499,157.47
4339194    DIX HILLS                NY     11746     SFD     7.125      6.500    $2,856.57     360      1-Nov-31     $423,660.93
4339221    ORINDA                   CA     94563     SFD     6.625      6.358    $2,490.81     360      1-Nov-31     $388,656.79
4339346    PHILADELPHIA             PA     19103     SFD     7.125      6.500    $2,560.13     360      1-Nov-31     $379,696.12
4339535    MELVILLE                 NY     11747     SFD     7.000      6.500    $2,428.35     360      1-Nov-31     $364,700.82
4339580    BEVERLY HILLS            CA     90211     SFD     7.250      6.500    $2,524.06     360      1-Nov-31     $369,711.36
4339609    EDINA                    MN     55436     SFD     6.875      6.500    $2,562.03     360      1-Oct-31     $389,672.35
4339739    EVANSTON                 IL     60201     SFD     7.000      6.500    $5,841.36     360      1-Nov-31     $877,280.31
4340209    MARSHFIELD               MA     02050     SFD     6.750      6.483    $2,257.12     360      1-Nov-31     $347,700.38
4340302    SAN FRANCISCO            CA     94127     SFD     7.125      6.500    $2,876.78     360      1-Nov-31     $426,658.53
4340312    SAN FRANCISCO            CA     94116     SFD     6.875      6.500    $2,627.72     360      1-Nov-31     $399,663.95
4340441    CHESTER                  NJ     07930     SFD     6.875      6.500    $4,172.82     360      1-Dec-31     $635,200.00
4340455    SYKESVILLE               MD     21784     SFD     7.000      6.500    $2,324.90     360      1-Oct-31     $348,875.44
4340789    HINGHAM                  MA     02043     SFD     7.125      6.500    $3,328.17     360      1-Nov-31     $493,604.96
4340842    POOLESVILLE              MD     20837     SFD     6.875      6.500    $2,123.20     360      1-Nov-31     $322,928.47
4340847    MENLO PARK               CA     94025     SFD     7.375      6.500    $2,762.71     360      1-Nov-31     $399,695.62
4340912    SUNNYVALE                CA     94087     SFD     6.875      6.500    $3,639.39     360      1-Dec-31     $554,000.00
4341184    SARATOGA                 CA     95070     SFD     7.000      6.500    $2,854.15     360      1-Nov-31     $428,648.35
4341349    GOODLETTSVILLE           TN     37072     SFD     7.250      6.500    $2,455.50     360      1-Oct-31     $359,386.70
4341419    SUTTON                   MA     01590     SFD     6.625      6.358    $2,465.20     360      1-Nov-31     $384,660.32
4341516    EDINA                    MN     55436     SFD     6.750      6.483    $2,445.83     300      1-Nov-26     $353,545.42
4341588    SIERRA MADRE             CA     91024     SFD     7.250      6.500    $3,581.43     360      1-Nov-31     $524,590.45
4341595    ST ALBANS                MO     63073     SFD     6.875      6.500    $4,633.76     360      1-Oct-31     $704,177.40
4341617    VIRGINIA BEACH           VA     23455     SFD     7.000      6.500    $2,288.65     360      1-Nov-31     $338,972.41
4341718    DANVERS                  MA     01923     SFD     6.750      6.483    $2,528.89     360      1-Oct-31     $389,187.15
4341758    ACTON                    MA     01720     SFD     7.125      6.500    $2,256.96     360      1-Dec-31     $335,000.00
4341771    BETHESDA                 MD     20817     SFD     6.875      6.500    $4,072.96     360      1-Nov-31     $619,479.12
4341892    EXTON                    PA     19341     SFD     7.000      6.500    $2,709.11     360      1-Nov-31     $406,866.22
4342273    SOUTHLAKE                TX     76092     SFD     6.875      6.500    $3,269.80     360      1-Dec-31     $497,740.00
4342530    EL MACERO                CA     95618     SFD     6.625      6.358    $2,305.12     360      1-Nov-31     $359,682.38
4342540    TROY                     ID     83871     SFD     6.875      6.500    $3,783.91     360      1-Nov-31     $575,516.09
4342714    WHITEHOUSE STATION       NJ     08889     SFD     6.625      6.358    $2,406.76     360      1-Nov-31     $375,541.37
4342750    WESTBOROUGH              MA     01581     SFD     6.625      6.358    $3,079.90     360      1-Nov-31     $480,575.62
4342984    SUPERIOR                 CO     80027     SFD     7.000      6.500    $2,084.73     360      1-Nov-31     $313,093.14
4343033    LONG BEACH               CA     90803     LCO     7.250      6.500    $2,404.68     360      1-Nov-31     $352,225.01
4343052    MERCER ISLAND            WA     98040     SFD     7.000      6.500    $2,654.56     360      1-Oct-31     $398,343.97
4343078    EUGENE                   OR     97048     SFD     7.000      6.500    $2,860.80     360      1-Nov-31     $429,646.64
4343207    SCOTTSDALE               AZ     85259     SFD     6.875      6.500    $2,805.09     360      1-Nov-31     $426,641.26
4343261    ASHBURN                  VA     20147     SFD     6.750      6.483    $2,107.94     360      1-Nov-31     $324,720.19
4343270    NEW CANAAN               CT     06840     SFD     6.750      6.483    $4,539.87     360      1-Nov-31     $699,347.35
4343668    TUSTIN                   CA     92782     PUD     7.625      6.500    $2,243.71     360      1-Sep-31     $315,601.31
4343671    DANVILLE                 CA     94506     SFD     7.000      6.500    $4,324.47     360      1-Nov-31     $649,467.20
4343793    DANVILLE                 CA     94506     SFD     6.875      6.500    $3,100.70     360      1-Oct-31     $471,204.65
4344133    NEWPORT BEACH            CA     92663     SFD     7.125      6.500    $3,233.85     360      1-Nov-31     $479,616.15
4344162    WRENTHAM                 MA     02093     SFD     6.875      6.500    $2,135.02     360      1-Nov-31     $324,726.96
4344447    NORWALK                  CT     06855     SFD     6.875      6.500    $2,597.41     360      1-Dec-31     $395,386.00
4344492    BASALT                   CO     81621     SFD     7.000      6.500    $3,925.29     360      1-Nov-31     $589,516.38
4344627    WESTLAKE VILLAGE         CA     91362     SFD     6.750      6.483    $2,756.55     360      1-Dec-31     $425,000.00
4344638    NEWPORT BEACH            CA     92662     SFD     7.000      6.500    $4,989.77     360      1-Nov-31     $749,385.23
4344720    SALT LAKE CITY           UT     84103     SFD     7.000      6.500    $2,790.94     360      1-Nov-31     $419,156.14
4344851    SAN JOSE                 CA     95125     SFD     7.500      6.500    $3,739.40     360      1-Nov-31     $534,403.10
4344873    TENAFLY                  NJ     07670     SFD     6.875      6.500    $2,706.55     360      1-Dec-31     $412,000.00
4345050    CLAYTON                  GA     30525     SFD     7.250      6.500    $2,329.64     360      1-Nov-31     $341,233.59
4345104    CARPINTERIA              CA     93013     SFD     6.750      6.483    $2,172.81     360      1-Nov-31     $334,711.57
4346108    FALLBROOK                CA     92028     SFD     6.875      6.500    $2,299.26     360      1-Nov-31     $349,705.95
4346315    DELRAY BEACH             FL     33446     SFD     6.625      6.358    $2,689.31     360      1-Oct-31     $419,256.83
4346402    COCKEYSVILLE             MD     21030     SFD     6.500      6.233    $2,322.86     360      1-Nov-31     $367,167.77
4346504    SAN FRANCISCO            CA     94115     SFD     7.125      6.500    $6,737.19     360      1-Dec-31   $1,000,000.00
4346583    CLIVE                    IA     50325     SFD     7.250      6.500    $3,983.91     360      1-Aug-31     $582,216.10
4346633    ANNANDALE                NJ     08801     SFD     6.875      6.500    $2,207.99     360      1-Dec-31     $336,107.00
4346926    JACKSON                  LA     70748     SFD     7.125      6.500    $3,368.59     360      1-Oct-31     $499,197.95
4346992    SANTA MONICA             CA     90403     LCO     6.750      6.483    $2,698.17     360      1-Nov-31     $415,641.83
4347098    CRYSTAL LAKE             IL     60012     SFD     6.625      6.358    $2,193.49     360      1-Dec-31     $342,566.00
4347168    ATLANTA                  GA     30342     SFD     7.250      6.500    $3,069.80     360      1-Nov-31     $449,648.95
4347432    ANNANDALE                VA     22003     SFD     7.000      6.500    $3,610.60     360      1-Nov-31     $542,255.15
4347677    OAKLAND                  CA     94605     SFD     6.625      6.358    $3,329.62     360      1-Oct-31     $519,079.89
4348535    PHOENIX                  AZ     85007     SFD     6.750      6.483    $2,432.25     360      1-Dec-31     $375,000.00
4348613    MILPITAS                 CA     95035     SFD     7.000      6.500    $3,443.94     360      1-Dec-31     $517,650.00
4348784    SAN JOSE                 CA     95120     SFD     6.750      6.483    $1,958.77     360      1-Nov-31     $301,739.98
4348797    SAN JOSE                 CA     95133     SFD     7.250      6.500    $3,103.91     360      1-Nov-31     $454,645.05
4349082    EMERALD ISLE             NC     28594     SFD     7.125      6.500    $3,449.44     360      1-Nov-31     $511,590.56
4349094    ALAMO                    CA     94507     SFD     6.750      6.483    $4,961.78     360      1-Nov-31     $764,341.35
4349131    BALTIMORE                MD     21210     SFD     7.000      6.500    $2,660.55     360      1-Dec-31     $399,900.00
4349834    STUDIO CITY              CA     91604     LCO     7.375      6.500    $2,113.13     360      1-Nov-31     $305,717.19
4349914    HOUSTON                  TX     77007     SFD     6.875      6.500    $2,520.96     360      1-Oct-31     $383,103.37
4350413    REDONDO BEACH            CA     90277     SFD     7.000      6.500    $2,847.50     360      1-Dec-31     $428,000.00
4350568    CHALFONT                 PA     18914     SFD     6.875      6.500    $2,061.12     360      1-Dec-31     $313,750.00
4351432    ERIE                     PA     16506     SFD     6.875      6.500    $2,575.17     360      1-Dec-31     $392,000.00
4351654    SALINAS                  CA     93907     SFD     6.750      6.483    $2,245.38     360      1-Dec-31     $346,189.00
4352277    SOUDERTON                PA     18964     SFD     8.000      6.500    $2,551.30     360      1-Sep-31     $346,995.42
4352338    SARATOGA                 CA     95070     SFD     6.750      6.483    $4,540.19     360      1-Dec-31     $700,000.00
4352603    SAN JOSE                 CA     95126     SFD     6.875      6.500    $2,010.21     360      1-Dec-31     $306,000.00
4352709    BLUE BELL                PA     19422     SFD     6.750      6.483    $2,594.40     360      1-Nov-31     $399,655.60
4352797    LAUREL HOLLOW            NY     11791     SFD     6.750      6.483    $3,567.29     360      1-Dec-31     $550,000.00
4352839    LEESBURG                 VA     20176     PUD     7.125      6.500    $2,479.29     360      1-Dec-31     $368,000.00
4352885    SEATTLE                  WA     98115     SFD     6.875      6.500    $2,463.48     360      1-Nov-31     $374,684.96
4352962    PHILADELPHIA             PA     19128     SFD     7.250      6.500    $1,023.26     360      1-Nov-31     $149,882.99
4352981    DENVER                   CO     80230     SFD     7.250      6.500    $3,146.20     360      1-Nov-31     $460,840.22
4353281    REDWOOD CITY             CA     94061     SFD     6.875      6.500    $2,496.33     360      1-Nov-31     $379,680.75
4353283    LIBERTYVILLE             IL     60048     SFD     7.125      6.500    $2,506.24     360      1-Nov-31     $371,702.51
4353861    HIGHLAND VILLAGE         TX     75077     SFD     7.125      6.500    $2,578.25     360      1-Nov-31     $382,383.97
4354181    LA CANADA FLINTRIDGE     CA     91011     SFD     6.875      6.500    $2,496.33     360      1-Nov-31     $379,177.08
4354228    WOODACRE                 CA     94973     SFD     6.875      6.500    $2,627.72     360      1-Nov-31     $399,663.95
4354326    SAN FRANCISCO            CA     94114     SFD     7.250      6.500    $5,525.63     360      1-Nov-31     $809,368.12
4354421    FT. MYERS                FL     33919     SFD     6.500      6.233    $2,446.11     360      1-Nov-31     $386,650.14
4354503    DENVER                   CO     80209     SFD     6.875      6.500    $4,224.06     360      1-Dec-31     $643,000.00
4354579    DANVILLE                 CA     94506     SFD     6.875      6.500    $2,627.72     360      1-Nov-31     $399,663.95
4354730    STEVENSON RANCH          CA     91381     SFD     7.125      6.500    $2,641.31     360      1-Nov-31     $391,736.49
4354976    GAINESVILLE              VA     20155     SFD     6.875      6.500    $2,149.14     360      1-Nov-31     $326,875.16
4355235    EAST QUOGUE              NY     11942     SFD     7.375      6.500    $3,185.74     360      1-Nov-31     $460,899.03
4355504    SAINT JAMES              NY     11780     SFD     7.125      6.500    $1,389.21     360      1-Dec-31     $206,200.00
4355544    CHAPEL HILL              NC     27514     SFD     6.875      6.500    $2,654.00     360      1-Nov-31     $403,660.58
4356197    COTO DE CAZA             CA     92679     SFD     6.750      6.483    $3,113.28     360      1-Nov-31     $479,586.72
4356256    CLAYTON                  CA     94517     SFD     6.875      6.500    $2,135.02     360      1-Nov-31     $324,726.96
4356455    ANNAPOLIS                MD     21401     SFD     7.000      6.500    $2,128.31     360      1-Nov-31     $319,637.77
4356558    BROOKEVILLE              MD     20833     SFD     6.625      6.358    $4,482.18     360      1-Dec-31     $700,000.00
4356868    HUNTINGTON               NY     11743     SFD     6.875      6.500    $2,956.18     360      1-Nov-31     $449,621.95
4356872    MALIBU                   CA     90265     SFD     6.750      6.483    $5,000.70     360      1-Nov-31     $770,336.18
4356928    TUALATIN                 OR     97062     SFD     7.000      6.500    $2,428.35     360      1-Nov-31     $364,700.82
4357028    GERMANTOWN               TN     38139     SFD     7.125      6.500    $4,004.25     360      1-Nov-31     $593,874.70
4357196    CHESTER SPRINGS          PA     19425     SFD     6.750      6.483    $2,276.00     360      1-Dec-31     $350,910.00
4357538    CORAL GABLES             FL     33146     SFD     6.875      6.500    $2,167.87     360      1-Nov-31     $329,722.76
4357602    AURORA                   OR     97002     SFD     7.250      6.500    $4,393.22     360      1-Nov-31     $643,497.61
4357603    GREAT FALLS              VA     22066     SFD     6.875      6.500    $3,245.23     360      1-Nov-31     $493,584.98
4357637    ASHBURN                  VA     20148     SFD     6.750      6.483    $2,334.95     360      1-Nov-31     $359,690.05
4357741    PRINCETON                KS     66078     SFD     7.000      6.500    $2,328.56     360      1-Dec-31     $350,000.00
4357858    ARLINGTON                VA     22203     SFD     6.625      6.358    $2,823.14     360      1-Nov-31     $440,511.00
4357910    TIERRA VERDE             FL     33715     SFD     7.000      6.500    $2,620.51     240      1-Nov-21     $337,351.16
4358120    CAPISTRANO BEACH         CA     92624     SFD     7.125      6.500    $3,126.06     360      1-Dec-31     $464,000.00
4358418    LAGUNA NIGUEL            CA     92677     SFD     6.750      6.483    $2,594.40     360      1-Nov-31     $399,655.60
4358460    CUPERTINO                CA     95014     SFD     6.750      6.483    $3,891.59     360      1-Nov-31     $599,483.41
4358683    VIRGINIA BEACH           VA     23451     SFD     6.750      6.483    $2,272.69     360      1-Nov-31     $350,098.31
4358795    ALTADENA                 CA     91001     SFD     7.000      6.500    $3,007.17     360      1-Nov-31     $451,629.50
4358846    GULF BREEZE              FL     32561     SFD     6.875      6.500    $4,427.70     360      1-Nov-31     $673,433.76
4358932    LOS ANGELES              CA     90008     SFD     7.250      6.500    $2,097.69     360      1-Oct-31     $307,018.79
4359087    IRVINE                   CA     92602     SFD     6.875      6.500    $2,305.82     360      1-Nov-31     $350,705.12
4359177    NEWTOWN                  CT     06482     SFD     7.000      6.500    $2,468.28     360      1-Nov-31     $370,695.89
4359426    WELLESLEY FELLS          MA     02181     SFD     7.375      6.500    $2,417.37     360      1-Nov-31     $349,733.67
4359467    CHESHIRE                 CT     06410     SFD     6.875      6.500    $3,021.88     360      1-Nov-31     $459,613.54
4359515    WALNUT CREEK             CA     94596     SFD     7.125      6.500    $3,503.34     360      1-Nov-31     $519,584.16
4359773    GREAT FALLS              VA     22066     SFD     6.875      6.500    $6,569.29     360      1-Nov-31     $999,159.88
4359831    CLINTON                  MD     20735     SFD     6.875      6.500    $2,049.62     360      1-Nov-31     $311,712.50
4359839    VILLANOVA                PA     19085     SFD     6.875      6.500    $3,435.74     360      1-Nov-31     $522,560.61
4359882    COHASSET                 MA     02025     SFD     6.750      6.483    $2,594.40     360      1-Dec-31     $400,000.00
4360141    FAIRFIELD                CT     06430     SFD     7.000      6.500    $4,324.47     360      1-Dec-31     $650,000.00
4360308    COEUR D'ALENE            ID     83814     SFD     7.000      6.500    $3,725.69     360      1-Nov-31     $559,540.98
4360316    CALABASAS                CA     91302     SFD     7.250      6.500    $5,542.69     360      1-Nov-31     $811,866.16
4360378    SOUTHBOROUGH             MA     01772     SFD     6.875      6.500    $4,270.04     360      1-Nov-31     $649,453.92
4360526    WASHINGTON               DC     20007     SFD     7.000      6.500    $2,298.63     360      1-Nov-31     $345,216.79
4360591    COLLEYVILLE              TX     76034     SFD     6.875      6.500    $2,023.35     360      1-Dec-31     $308,000.00
4360765    SANTA MONICA             CA     90405     LCO     7.625      6.500    $2,151.34     360      1-Oct-31     $303,508.62
4361330    OAKLAND                  CA     94618     SFD     7.125      6.500    $2,694.88     360      1-Nov-31     $399,680.12
4361533    SAN FRANCISCO            CA     94131     SFD     7.125      6.500    $5,027.63     360      1-Nov-31     $745,653.23
4362169    ENGLISHTOWN              NJ     07726     SFD     6.875      6.500    $2,036.48     360      1-Dec-31     $310,000.00
4362341    OAKLAND                  CA     94605     SFD     6.875      6.500    $2,299.26     360      1-Nov-31     $349,705.95
4362348    LINCROFT                 NJ     07738     SFD     7.000      6.500    $2,049.14     360      1-Nov-31     $307,747.53
4362417    SUWANEE                  GA     30024     SFD     7.125      6.500    $3,422.50     360      1-Nov-31     $507,593.75
4362564    HONOLULU                 HI     96821     SFD     6.500      6.233    $3,934.00     360      1-Nov-31     $621,837.33
4362569    ESCONDIDO                CA     92026     SFD     6.750      6.483    $2,745.29     360      1-Nov-31     $422,899.57
4363247    AURORA                   IL     60504     SFD     6.875      6.500    $2,089.04     360      1-Nov-31     $317,732.84
4363900    DELRAY BEACH             FL     33444     MF2     7.250      6.500    $2,686.07     360      1-Nov-31     $393,442.84
4363926    OAK PARK                 IL     60302     SFD     7.000      6.500    $2,144.94     360      1-Nov-31     $322,135.73
4363971    SANTA CRUZ               CA     95060     SFD     6.750      6.483    $4,086.17     360      1-Nov-31     $629,457.58
4363981    ROCKVILLE                MD     20853     PUD     6.750      6.483    $3,195.97     360      1-Nov-31     $492,325.75
4364491    KENTFIELD                CA     94904     SFD     7.000      6.500    $3,725.70     360      1-Nov-31     $559,540.97
4364545    SANTEE                   CA     92071     SFD     6.875      6.500    $2,286.12     360      1-Dec-31     $348,000.00
4365031    SILVER SPRING            MD     20905     SFD     7.000      6.500    $2,235.42     360      1-Nov-31     $335,724.58
4365116    SANIBEL                  FL     33957     LCO     7.125      6.500    $2,876.78     360      1-Nov-31     $426,658.53
4365118    STONE HARBOR             NJ     08247     SFD     6.875      6.500    $4,926.97     360      1-Dec-31     $750,000.00
4365138    ROCKVILLE                MD     20852     SFD     7.000      6.500    $2,009.22     360      1-Dec-31     $302,000.00
4365590    MONTVILLE                NJ     07045     SFD     6.750      6.483    $4,396.29     360      1-Nov-31     $677,229.41
4365633    WESTFIELD                NJ     07090     SFD     7.125      6.500    $2,021.71     360      1-Nov-31     $299,842.03
4365638    SUNNYVALE                CA     94087     SFD     6.750      6.483    $2,094.98     360      1-Dec-31     $323,000.00
4365786    ESCONDIDO                CA     92025     SFD     7.750      6.500    $3,438.78     360      1-Nov-31     $479,661.22
4365900    BOCA RATON               FL     33431     SFD     6.750      6.483    $3,638.64     360      1-Nov-31     $560,235.34
4365914    POTOMAC                  MD     20854     SFD     6.750      6.483    $2,257.13     360      1-Nov-31     $347,700.37
4366072    STREAMWOOD               IL     60107     SFD     7.125      6.500      $693.94     360      1-Nov-31     $102,917.62
4366165    ACTON                    MA     01720     SFD     6.875      6.500    $2,479.91     360      1-Nov-31     $377,182.85
4366447    RIDGEFIELD               CT     06877     SFD     6.875      6.500    $3,547.42     360      1-Dec-31     $540,000.00
4366482    PLEASANTON               CA     94588     SFD     7.125      6.500    $3,840.20     360      1-Nov-31     $569,544.18
4366626    LONGMEADOW               MA     01106     SFD     6.875      6.500    $2,279.55     360      1-Nov-31     $346,708.47
4366934    LOS GATOS                CA     95030     SFD     6.750      6.483    $3,307.86     360      1-Nov-31     $509,560.89
4366999    BURKE                    VA     22015     SFD     6.875      6.500    $2,098.89     360      1-Nov-31     $319,231.58
4367135    PROVIDENCE               RI     02906     SFD     6.875      6.500    $2,236.84     360      1-Nov-31     $340,213.94
4367275    LOS ANGELES              CA     90036     SFD     6.750      6.483    $2,484.14     360      1-Nov-31     $382,670.24
4367314    LONGMONT                 CO     80501     SFD     7.250      6.500    $2,530.87     360      1-Oct-31     $370,419.43
4367386    HUNTINGTON BEACH         CA     92648     SFD     7.000      6.500    $4,324.47     360      1-Nov-31     $649,467.20
4367442    NANTUCKET                MA     02554     SFD     6.875      6.500    $2,233.56     360      1-Dec-31     $340,000.00
4367448    WALNUT CREEK             CA     94595     SFD     6.750      6.483    $4,086.17     360      1-Nov-31     $629,457.58
4367553    WEST PALM BEACH          FL     33405     SFD     7.000      6.500    $3,459.58     360      1-Nov-31     $519,573.75
4367736    MISSION VIEJO            CA     92692     SFD     7.000      6.500    $2,541.46     360      1-Nov-31     $381,686.87
4367848    SAN JOSE                 CA     95123     SFD     6.750      6.483    $2,075.52     360      1-Nov-31     $319,724.48
4367998    ROGERS                   AR     72758     SFD     6.875      6.500    $3,263.21     240      1-Nov-21     $424,171.69
4368054    DUBLIN                   CA     94568     SFD     6.875      6.500    $3,271.51     360      1-Nov-31     $497,581.62
4368121    SAN JOSE                 CA     95125     SFD     7.250      6.500    $2,455.84     360      1-Dec-31     $360,000.00
4368524    CONCORD                  MA     01742     SFD     6.875      6.500    $2,627.72     360      1-Dec-31     $400,000.00
4368561    PORTLAND                 OR     97210     SFD     6.750      6.483    $2,302.52     360      1-Nov-31     $354,687.89
4368664    MONTVALE                 NJ     07645     SFD     6.625      6.358    $3,483.30     360      1-Dec-31     $542,868.61
4368756    BELVEDERE-TIBURON        CA     94920     SFD     6.750      6.483    $5,837.39     360      1-Dec-31     $900,000.00
4368857    WINNETKA                 IL     60093     SFD     6.875      6.500    $3,599.97     360      1-Dec-31     $548,000.00
4368869    HARRISONBURG             VA     22801     SFD     6.875      6.500    $2,292.69     360      1-Nov-31     $348,706.79
4368928    NEWPORT BEACH            CA     92660     SFD     7.000      6.500    $2,827.54     360      1-Nov-31     $424,651.63
4369155    EDGEWATER                MD     21037     SFD     6.750      6.483    $2,685.20     360      1-Nov-31     $413,643.55
4369178    UPPER MARLBORO           MD     20772     SFD     6.750      6.483    $3,191.10     360      1-Nov-31     $491,576.40
4369181    ROLLING HILLS ESTATE     CA     90274     SFD     6.875      6.500    $2,959.47     360      1-Nov-31     $450,121.52
4369240    ELDERSBURG               MD     21784     SFD     6.875      6.500    $2,358.04     360      1-Nov-31     $358,648.45
4369297    SARATOGA                 CA     95070     SFD     6.750      6.483    $3,015.99     360      1-Dec-31     $459,000.00
4369331    BETHESDA                 MD     20817     SFD     6.500      6.233    $3,887.22     360      1-Dec-31     $615,000.00
4369383    AGOURA HILLS             CA     91301     SFD     7.000      6.500    $2,002.57     360      1-Nov-31     $300,753.26
4369415    GILROY                   CA     95020     SFD     6.500      6.233    $2,591.48     360      1-Nov-31     $409,629.35
4369430    ESCONDIDO                CA     92026     SFD     6.750      6.483    $2,432.25     360      1-Nov-31     $374,677.13
4369552    MADISON                  NJ     07940     SFD     6.750      6.483    $1,957.79     360      1-Dec-31     $301,849.00
4370125    UPPER MONTCLAIR          NJ     07043     SFD     6.875      6.500    $2,036.48     360      1-Dec-31     $310,000.00
4370446    BRENTWOOD                CA     94513     SFD     7.000      6.500    $2,528.15     360      1-Dec-31     $380,000.00
4370612    SUNNYVALE                CA     94087     SFD     6.875      6.500    $3,448.88     360      1-Dec-31     $525,000.00
4370779    TAKOMA PARK              MD     20912     SFD     7.500      6.500    $2,919.92     360      1-Sep-31     $416,664.41
4370881    CENTREVILLE              VA     20120     SFD     7.500      6.500    $3,524.05     360      1-Sep-31     $502,870.82
4371136    NEW CANAAN               CT     06840     SFD     6.750      6.483    $3,502.43     360      1-Dec-31     $540,000.00
4371180    STEVENSON RANCH          CA     91381     SFD     6.750      6.483    $2,410.19     360      1-Nov-31     $371,280.06
4371329    PORTOLA VALLEY           CA     94028     SFD     6.875      6.500    $4,099.90     360      1-Nov-31     $623,575.67
4371343    SHERMAN OAKS             CA     91401     SFD     6.875      6.500    $3,284.65     360      1-Nov-31     $499,579.93
4371553    SAN DIEGO                CA     92130     SFD     6.875      6.500    $2,167.87     360      1-Nov-31     $329,722.76
4371557    FORT SMITH               AR     72908     SFD     7.000      6.500    $4,217.42     360      1-Dec-31     $633,909.00
4371751    LIVERMORE                CA     94550     SFD     6.875      6.500    $2,210.57     360      1-Dec-31     $336,500.00
4371754    SAN JOSE                 CA     95123     SFD     7.250      6.500    $2,445.61     360      1-Nov-31     $358,220.33
4371767    CANOGA PARK              CA     91304     SFD     7.125      6.500    $2,340.50     360      1-Nov-31     $347,122.19
4371872    TOLUCA LAKE              CA     91602     LCO     6.875      6.500    $2,463.49     360      1-Nov-31     $374,684.95
4371898    LOS GATOS                CA     95032     SFD     6.750      6.483    $2,477.65     360      1-Nov-31     $381,671.10
4371984    SAN RAFAEL               CA     94903     SFD     6.875      6.500    $3,284.65     360      1-Nov-31     $499,579.93
4372073    PORT CHARLOTTE           FL     33948     SFD     6.750      6.483      $907.72     360      1-Nov-31     $139,829.50
4372219    NORFOLK                  MA     02056     SFD     6.875      6.500    $3,061.29     360      1-Nov-31     $465,608.50
4372242    ALEXANDRIA               VA     22312     SFD     7.250      6.500    $2,470.17     360      1-Nov-31     $361,817.52
4372260    PALOS VERDES ESTATES     CA     90274     SFD     6.750      6.483    $3,372.72     360      1-Nov-31     $519,552.28
4372695    GERMANTOWN               MD     20874     SFD     6.500      6.233    $2,300.73     360      1-Nov-31     $363,670.94
4372767    BRIARCLIFF MANOR         NY     10510     SFD     6.750      6.483    $2,999.77     360      1-Nov-31     $462,101.79
4372936    CRANFORD                 NJ     07016     SFD     6.875      6.500    $2,325.53     360      1-Dec-31     $354,000.00
4373217    OLD BETHPAGE             NY     11714     SFD     6.875      6.500    $1,997.07     360      1-Dec-31     $304,000.00
4373290    GREENWICH                CT     06830     SFD     6.750      6.483    $4,073.20     360      1-Dec-31     $628,000.00
4373359    NEW YORK                 NY     10011     HCO     6.875      6.500    $6,569.29     360      1-Nov-31     $999,159.88
4373396    MONTE SERENO             CA     95030     SFD     6.750      6.483    $5,759.56     360      1-Nov-31     $887,235.44
4373398    SAN DIEGO                CA     92124     SFD     6.875      6.500    $2,699.98     360      1-Nov-31     $410,654.71
4373507    SNOWMASS VILLAGE         CO     81615     SFD     6.750      6.483    $3,272.18     360      1-Nov-31     $504,065.63
4373524    LOS ANGELES              CA     90046     SFD     7.125      6.500    $3,577.45     360      1-Nov-31     $530,575.36
4373708    WEST CHESTER             PA     19382     PUD     7.000      6.500    $3,858.75     360      1-Nov-31     $579,524.58
4373729    LOS ALTOS                CA     94024     SFD     6.875      6.500    $5,734.99     360      1-Nov-31     $872,266.57
4373751    REDWOOD CITY             CA     94062     SFD     6.875      6.500    $6,569.29     360      1-Nov-31     $999,159.88
4373813    TAMPA                    FL     33629     SFD     6.750      6.483    $2,594.40     360      1-Nov-31     $399,655.60
4373954    WASHINGTON TOWNSHIP      NJ     07853     SFD     7.000      6.500    $4,324.47     360      1-Nov-31     $649,467.20
4374020    BETHESDA                 MD     20816     SFD     6.750      6.483    $3,145.71     360      1-Dec-31     $485,000.00
4374127    VIENNA                   VA     22181     SFD     6.750      6.483    $2,269.94     360      1-Dec-31     $349,975.00
4374323    MONTVALE                 NJ     07645     SFD     7.000      6.500    $3,053.74     360      1-Nov-31     $458,623.76
4374336    WILTON                   CT     06897     SFD     6.750      6.483    $3,223.54     360      1-Dec-31     $497,000.00
4374342    WESTPORT                 CT     06880     SFD     6.750      6.483    $3,784.57     360      1-Dec-31     $583,500.00
4374377    NEWTON CENTER            MA     02459     SFD     6.875      6.500    $2,772.24     360      1-Nov-31     $421,645.47
4374467    BRIDGEWATER              NJ     08807     SFD     7.375      6.500    $2,251.60     360      1-Nov-31     $325,751.94
4374539    COLGATE                  WI     53017     SFD     6.750      6.483    $2,464.68     360      1-Nov-31     $379,672.82
4374582    WALPOLE                  MA     02081     SFD     6.750      6.483    $2,412.79     360      1-Nov-31     $371,679.71
4374618    FAIRFAX                  VA     22032     SFD     6.875      6.500    $2,772.24     360      1-Nov-31     $421,645.47
4374757    WESTPORT                 CT     06880     SFD     6.750      6.483    $2,231.18     360      1-Dec-31     $344,000.00
4375412    ROLAND                   AR     72135     SFD     6.750      6.483    $2,156.59     360      1-Nov-31     $332,213.72
4375530    BOSTON                   MA     02111     LCO     6.750      6.483    $3,924.02     360      1-Dec-31     $605,000.00
4375554    BELAIR                   MD     21015     SFD     6.625      6.358    $2,855.95     240      1-Dec-21     $379,300.00
4375574    OAKLAND                  NJ     07436     SFD     6.875      6.500    $2,135.02     360      1-Dec-31     $325,000.00
4375638    LINCOLN                  MA     01773     SFD     6.875      6.500    $4,270.04     360      1-Dec-31     $650,000.00
4375690    RIDGEFIELD               CT     06877     SFD     6.750      6.483    $2,931.67     360      1-Dec-31     $452,000.00
4375719    NOVI                     MI     48374     SFD     6.750      6.483    $3,113.28     360      1-Dec-31     $480,000.00
4375735    FAIRFIELD                CT     06430     SFD     6.750      6.483    $3,372.72     360      1-Dec-31     $520,000.00
4375903    SAN ANTONIO              TX     78257     SFD     6.625      6.358    $4,930.39     360      1-Nov-31     $769,320.65
4375987    BEVERLY                  MA     01915     SFD     6.750      6.483    $5,026.64     360      1-Dec-31     $775,000.00
4376001    SEATTLE                  WA     98105     SFD     6.875      6.500    $4,270.04     360      1-Oct-31     $648,904.71
4376195    NEW ORLEANS              LA     70118     SFD     7.250      6.500    $2,837.85     360      1-Oct-31     $415,349.01
4376296    PORT WASHINGTON          WI     53074     SFD     7.000      6.500    $2,807.58     360      1-Nov-31     $421,654.09
4376320    WEST CHESTER             PA     19382     SFD     7.125      6.500    $2,775.72     360      1-Nov-31     $411,670.53
4376323    MISSION VIEJO            CA     92692     SFD     6.875      6.500    $2,410.93     360      1-Nov-31     $366,691.67
4376686    LEBANON                  OR     97355     SFD     7.000      6.500    $2,421.71     360      1-Dec-31     $364,000.00
4376735    PLEASANTON               CA     94566     SFD     6.750      6.483    $5,422.29     360      1-Dec-31     $836,000.00
4376889    SOUTH ORANGE VILLAGE     NJ     07079     SFD     6.625      6.358    $1,952.95     360      1-Dec-31     $305,000.00
4376890    BOCA RATON               FL     33434     SFD     6.875      6.500    $3,343.77     360      1-Dec-31     $509,000.00
4376934    WASHINGTON               DC     20008     SFD     6.750      6.483    $2,886.27     360      1-Dec-31     $445,000.00
4377337    FAIRFAX                  VA     22030     SFD     6.625      6.358    $2,402.77     360      1-Nov-31     $374,918.92
4377360    WASHINGTON               DC     20007     SFD     7.000      6.500    $3,359.78     360      1-Nov-31     $504,586.05
4377526    FREMONT                  CA     94539     SFD     6.875      6.500    $2,181.01     360      1-Nov-31     $331,721.07
4377655    GAINESVILLE              VA     20155     SFD     6.750      6.483    $4,215.89     360      1-Dec-31     $650,000.00
4377749    YORBA LINDA              CA     92886     SFD     7.125      6.500    $2,492.76     360      1-Nov-31     $369,704.12
4378003    LITTLE ROCK              AR     72223     SFD     6.750      6.483    $4,994.21     360      1-Nov-31     $769,337.04
4378327    FAIRFIELD                CT     06430     SFD     6.750      6.483    $5,059.07     360      1-Nov-31     $779,328.43
4378380    PLEASANTON               CA     94588     PUD     6.875      6.500    $2,043.05     360      1-Nov-31     $310,738.72
4378384    ANDOVER                  MA     01810     SFD     6.875      6.500    $2,069.33     360      1-Dec-31     $315,000.00
4378564    SACRAMENTO               CA     95827     SFD     7.000      6.500    $2,361.82     360      1-Nov-31     $354,709.01
4378578    BURKE                    VA     22015     SFD     6.875      6.500    $3,002.17     360      1-Dec-31     $457,000.00
4378594    BRIDGEWATER              CT     06752     SFD     6.625      6.358    $2,049.00     360      1-Dec-31     $320,000.00
4378763    PALO ALTO                CA     94303     SFD     6.750      6.483    $3,502.43     360      1-Nov-31     $539,535.07
4378985    LITTLETON                CO     80127     SFD     6.750      6.483    $2,420.25     360      1-Dec-31     $373,150.00
4379056    KEYSTONE                 CO     80435     HCO     7.625      6.500    $2,516.21     360      1-Nov-31     $355,242.70
4379107    SAN JOSE                 CA     95111     SFD     6.625      6.358    $2,084.86     360      1-Dec-31     $325,600.00
4379189    FREMONT                  CA     94539     SFD     6.875      6.500    $2,923.34     360      1-Nov-31     $444,626.14
4379198    SAN MARCOS               CA     92078     SFD     6.500      6.233    $2,355.40     360      1-Nov-31     $372,313.12
4379383    DANVILLE                 CA     94506     SFD     6.750      6.483    $3,015.99     360      1-Nov-31     $464,599.64
4379442    PALO ALTO                CA     94301     SFD     6.875      6.500    $3,508.00     360      1-Nov-31     $533,551.38
4379531    NANTUCKET                MA     02554     SFD     6.875      6.500    $2,890.49     360      1-Dec-31     $440,000.00
4379670    LAGUNA HILLS             CA     92653     SFD     7.250      6.500    $2,558.16     360      1-Nov-31     $374,707.47
4379674    SANTA MONICA             CA     90402     SFD     6.500      6.233    $5,688.62     360      1-Nov-31     $899,186.38
4379817    BEVERLY HILLS            CA     90210     SFD     6.750      6.483    $4,183.46     360      1-Nov-31     $644,444.67
4379836    RANDOLPH                 NJ     07869     SFD     6.875      6.500    $2,349.18     360      1-Dec-31     $357,600.00
4379972    FREMONT                  CA     94539     SFD     6.875      6.500    $2,095.61     360      1-Nov-31     $318,731.99
4379980    NEWTON                   MA     02460     SFD     6.875      6.500    $3,054.72     360      1-Dec-31     $465,000.00
4380088    PALO ALTO                CA     94303     SFD     6.875      6.500    $2,949.62     360      1-Nov-31     $448,622.78
4380141    SAN FRANCISCO            CA     94132     SFD     7.000      6.500    $2,661.21     360      1-Nov-31     $399,672.12
4380158    LONG BEACH               NY     11561     SFD     7.000      6.500    $2,528.15     360      1-Dec-31     $380,000.00
4380179    SAN JOSE                 CA     95120     PUD     6.875      6.500    $2,621.15     360      1-Nov-31     $398,664.79
4380202    ROCKVILLE                MD     20850     SFD     6.750      6.483    $2,918.69     360      1-Nov-31     $449,612.56
4380347    FAIRFIELD                CT     06430     SFD     7.000      6.500    $3,326.52     360      1-Dec-31     $500,000.00
4380600    LEXINGTON                MA     02421     SFD     6.750      6.483    $3,015.99     360      1-Dec-31     $465,000.00
4380613    STAMFORD                 CT     06902     LCO     6.875      6.500    $2,233.56     360      1-Dec-31     $340,000.00
4380746    BIRMINGHAM               AL     35213     SFD     6.750      6.483    $3,243.00     360      1-Nov-31     $499,569.50
4381108    SAN ANTONIO              TX     78209     SFD     6.625      6.358    $3,201.56     360      1-Nov-31     $499,558.86
4381321    ANN ARBOR                MI     48104     SFD     7.250      6.500    $2,102.98     360      1-Sep-31     $307,549.18
4381613    BIRMINGHAM               AL     35243     SFD     6.750      6.483    $3,731.07     360      1-Nov-31     $574,754.71
4381628    SAN FRANCISCO            CA     94133     LCO     6.875      6.500    $3,087.57     360      1-Nov-31     $469,605.14
4381659    FREMONT                  CA     94539     SFD     6.875      6.500    $2,686.84     360      1-Nov-31     $408,656.39
4381865    SAN JOSE                 CA     95125     SFD     6.750      6.483    $2,951.13     360      1-Dec-31     $455,000.00
4382000    UNION CITY               CA     94587     SFD     7.000      6.500    $2,049.14     360      1-Nov-31     $307,747.53
4382187    COS COB                  CT     06807     SFD     6.750      6.483    $4,047.26     360      1-Dec-31     $624,000.00
4382424    ELLICOTT                 MD     21042     SFD     7.000      6.500    $2,328.56     360      1-Dec-31     $350,000.00
4382491    VALLEY CENTER            CA     92082     SFD     7.750      6.500    $2,779.68     360      1-Nov-31     $387,726.15
4382492    SARATOGA                 CA     95070     SFD     6.875      6.500    $6,437.91     360      1-Nov-31     $979,176.67
4382514    KENSINGTON               MD     20895     SFD     6.750      6.483    $2,782.49     360      1-Dec-31     $429,000.00
4382538    OAKLAND                  CA     94611     SFD     6.875      6.500    $2,391.23     360      1-Dec-31     $364,000.00
4382840    SAN JOSE                 CA     95129     SFD     6.875      6.500    $2,148.16     360      1-Nov-31     $326,725.28
4383020    HAMILTON                 OH     45011     SFD     6.875      6.500    $2,443.78     360      1-Nov-31     $371,687.47
4383115    SAN FRANCISCO            CA     94121     SFD     6.875      6.500    $2,627.72     360      1-Nov-31     $399,663.95
4383215    SAN FRANCISCO            CA     94133     LCO     6.750      6.483    $2,425.76     360      1-Dec-31     $374,000.00
4383843    NORWALK                  CT     06853     SFD     6.750      6.483    $3,774.85     360      1-Dec-31     $582,000.00
4383876    FREMONT                  CA     94539     SFD     6.875      6.500    $2,496.33     360      1-Dec-31     $380,000.00
4383921    SANTA CLARITA            CA     91351     SFD     6.875      6.500    $2,542.32     360      1-Dec-31     $387,000.00
4384312    RIVERSIDE                CT     06878     SFD     6.750      6.483    $5,824.42     360      1-Nov-31     $897,226.83
4384565    CUMMING                  GA     30041     SFD     6.750      6.483    $2,870.05     360      1-Nov-31     $442,119.01
4384588    ROSWELL                  GA     30075     SFD     6.750      6.483    $2,172.80     360      1-Nov-31     $334,711.58
4384591    SARATOGA                 CA     95070     SFD     7.250      6.500    $6,446.57     360      1-Dec-31     $945,000.00
4384788    ASHBURN                  VA     20148     SFD     7.125      6.500    $2,964.36     360      1-Nov-31     $439,648.14
4385296    GREAT NECK               NY     11023     SFD     7.000      6.500    $2,661.21     360      1-Nov-31     $399,672.12
4385356    OVIEDO                   FL     32765     SFD     7.250      6.500    $2,481.08     360      1-Nov-31     $363,407.27
4385451    LOS ALTOS                CA     94024     SFD     7.125      6.500    $2,782.46     360      1-Nov-31     $412,669.73
4385564    ATLANTA                  GA     30318     SFD     6.875      6.500    $2,198.09     360      1-Nov-31     $334,318.89
4386238    TIBURON                  CA     94920     SFD     6.875      6.500    $3,941.58     360      1-Nov-31     $599,495.92
4386327    ORLANDO                  FL     32806     SFD     6.875      6.500    $2,006.92     360      1-Nov-31     $305,243.34
4386573    MAHWAH                   NJ     07430     SFD     6.750      6.483    $3,567.29     360      1-Dec-31     $550,000.00
4386618    LAYTON                   UT     84040     SFD     6.625      6.358    $2,305.12     360      1-Nov-31     $359,680.05
4386653    TYNGSBORO                MA     01879     SFD     7.000      6.500    $2,308.60     360      1-Dec-31     $347,000.00
4386832    FAIRFIELD                CT     06430     SFD     6.875      6.500    $2,397.80     360      1-Dec-31     $365,000.00
4386888    GLENVIEW                 IL     60025     SFD     6.750      6.483    $3,243.00     360      1-Dec-31     $500,000.00
4387303    MILPITAS                 CA     95035     SFD     6.875      6.500    $2,943.05     360      1-Nov-31     $447,623.62
4387318    GILROY                   CA     95020     SFD     7.000      6.500    $2,860.81     360      1-Nov-31     $429,647.52
4387382    SAN JOSE                 CA     95123     SFD     6.875      6.500    $2,299.26     360      1-Dec-31     $350,000.00
4387462    LEXINGTON                MA     02420     SFD     7.125      6.500    $5,305.54     360      1-Nov-31     $786,870.24
4387471    IRVINE                   CA     92620     PUD     6.875      6.500    $3,599.97     360      1-Sep-31     $546,610.91
4387686    VERO BEACH               FL     32963     SFD     7.125      6.500    $3,200.16     360      1-Oct-31     $474,238.06
4387833    PASADENA                 CA     91103     SFD     6.875      6.500    $4,715.44     360      1-Nov-31     $717,196.96
4388022    CONCORD                  CA     94518     SFD     7.125      6.500    $2,277.17     360      1-Nov-31     $337,729.71
4388170    PALO ALTO                CA     94303     SFD     6.750      6.483    $3,275.43     360      1-Dec-31     $505,000.00
4388235    WESTON                   FL     33332     SFD     6.750      6.483    $4,053.74     360      1-Dec-31     $625,000.00
4388532    WESTON                   MA     02493     SFD     6.875      6.500    $3,149.65     360      1-Nov-31     $479,047.20
4388549    CUPERTINO                CA     95014     SFD     6.875      6.500    $3,232.09     360      1-Nov-31     $491,586.66
4388694    BIRMINGHAM               AL     35226     SFD     6.750      6.483    $2,451.71     360      1-Dec-31     $378,000.00
4388913    FULLERTON                CA     92835     SFD     7.000      6.500    $4,174.78     360      1-Dec-31     $627,500.00
4389036    DALWORTHINGTON           TX     76016     SFD     6.750      6.483    $3,440.81     360      1-Nov-31     $530,043.25
4389062    COLUMBIA                 MO     65203     SFD     7.000      6.500    $2,325.83     300      1-Nov-26     $328,668.77
4389131    SANTA MONICA             CA     90403     SFD     6.875      6.500    $3,974.42     360      1-Dec-31     $605,000.00
4389162    WAYLAND                  MA     01778     SFD     6.750      6.483    $2,497.11     360      1-Nov-31     $384,668.52
4389409    DALLAS                   TX     75252     SFD     6.750      6.483    $2,511.37     360      1-Nov-31     $380,748.45
4389527    MCLEAN                   VA     22102     SFD     6.750      6.483    $3,015.98     360      1-Nov-31     $464,599.65
4389717    CHATHAM                  NJ     07928     SFD     7.000      6.500    $2,927.34     360      1-Dec-31     $440,000.00
4389773    ALAMEDA                  CA     94502     SFD     7.625      6.500    $2,831.18     360      1-Nov-31     $399,710.49
4390000    VIENNA                   VA     22180     SFD     7.000      6.500    $2,421.71     360      1-Dec-31     $364,000.00
4390123    CENTREVILLE              VA     20120     SFD     7.250      6.500    $3,322.20     360      1-Dec-31     $487,000.00
4390219    YORBA LINDA              CA     92887     SFD     7.500      6.500    $4,111.39     360      1-Dec-31     $588,000.00
4390262    TARZANA                  CA     91356     SFD     6.750      6.483    $2,334.96     360      1-Nov-31     $359,690.04
4390288    CUPERTINO                CA     95014     SFD     6.875      6.500    $2,496.33     360      1-Dec-31     $380,000.00
4390623    LANCASTER                PA     17603     SFD     7.125      6.500    $2,122.21     360      1-Nov-31     $314,748.10
4391001    WESTON                   FL     33326     SFD     6.875      6.500    $2,837.93     360      1-Nov-31     $431,637.07
4391039    HILLSBOROUGH             CA     94010     SFD     6.875      6.500    $5,189.74     360      1-Dec-31     $790,000.00
4391084    ROWLAND HEIGHTS          CA     91748     SFD     7.375      6.500    $2,634.93     360      1-Dec-31     $381,500.00
4391242    HELLERTOWN               PA     18055     SFD     7.000      6.500    $6,653.02     360      1-Nov-31     $999,180.31
4391290    HIGHLAND VILLAGE         TX     75077     SFD     6.875      6.500    $2,463.49     360      1-Nov-31     $374,684.95
4391418    SANTA BARBARA            CA     93103     SFD     6.875      6.500    $2,548.89     360      1-Nov-31     $387,674.03
4391668    PORTSMOUTH               NH     03801     SFD     6.875      6.500    $3,613.11     360      1-Nov-31     $549,537.93
4391877    DALLAS                   TX     75230     SFD     7.000      6.500    $4,650.46     360      1-Nov-31     $698,427.04
4392336    ORANGE PARK              FL     32073     SFD     7.250      6.500    $2,285.29     360      1-Nov-31     $334,738.67
4392439    MOUNTAIN VIEW            CA     94040     SFD     6.750      6.483    $4,099.14     360      1-Dec-31     $632,000.00
4392677    FREMONT                  CA     94536     SFD     6.750      6.483    $1,952.29     360      1-Dec-31     $301,000.00
4392744    MCLEAN                   VA     22101     SFD     6.500      6.233    $2,844.31     360      1-Dec-31     $450,000.00
4392837    WALNUT CREEK             CA     94598     SFD     6.875      6.500    $3,573.70     360      1-Dec-31     $544,000.00
4392850    BEN LOMOND               CA     95005     SFD     6.625      6.358    $3,733.02     360      1-Dec-31     $583,000.00
4393172    PLEASANTON               CA     94566     SFD     7.000      6.500    $4,710.35     360      1-Nov-31     $707,419.65
4393189    FOSTER CITY              CA     94404     SFD     7.000      6.500    $2,953.95     360      1-Dec-31     $444,000.00
4393372    FAIRVIEW                 TX     75069     SFD     6.875      6.500    $3,123.70     360      1-Nov-31     $475,100.52
4393450    MARIETTA                 GA     30068     SFD     6.875      6.500    $2,364.94     360      1-Oct-31     $359,393.39
4393507    WESTIN                   FL     33327     SFD     6.750      6.483    $2,341.44     360      1-Nov-31     $360,689.19
4393654    SAN JOSE                 CA     95120     SFD     7.000      6.500    $2,094.38     360      1-Dec-31     $314,800.00
4393700    MILLBRAE                 CA     94030     SFD     6.875      6.500    $2,529.18     360      1-Dec-31     $385,000.00
4393801    LAGUNA NIGUEL            CA     92677     LCO     7.375      6.500    $1,208.69     360      1-Dec-31     $175,000.00
4393976    SANTA CRUZ               CA     95060     SFD     6.750      6.483    $2,821.41     360      1-Dec-31     $435,000.00
4394100    CAMARILLO                CA     93010     SFD     6.750      6.483    $2,750.06     360      1-Dec-31     $424,000.00
4395400    MCLEAN                   VA     22102     SFD     7.000      6.500    $4,657.12     360      1-Nov-31     $699,426.22
4395777    SAN DIEGO                CA     92106     SFD     6.750      6.483    $3,891.59     360      1-Nov-31     $599,483.41
4395835    ALLENTOWN                NJ     08501     SFD     7.250      6.500    $2,148.86     360      1-Nov-31     $314,754.27
4395871    ALAMEDA                  CA     94501     SFD     6.625      6.358    $2,740.54     360      1-Nov-31     $427,622.38
4395934    LA CANADA FLINTRIDGE     CA     91011     SFD     6.875      6.500    $2,601.44     360      1-Dec-31     $396,000.00
4395977    SANTA MONICA             CA     90402     SFD     7.625      6.500    $5,600.78     360      1-Nov-31     $790,727.27
4395981    CARTERSVILLE             GA     30120     SFD     6.875      6.500    $2,233.56     360      1-Nov-31     $339,714.36
4396094    BLOOMFIELD TOWNSHIP      MI     48302     SFD     7.250      6.500    $4,993.54     360      1-Nov-31     $731,428.96
4396121    DALLAS                   TX     75209     SFD     6.750      6.483    $4,078.38     360      1-Dec-31     $628,800.00
4396206    DANVILLE                 CA     94506     SFD     7.000      6.500    $3,991.82     360      1-Nov-31     $599,508.18
4396260    DANVILLE                 CA     94506     SFD     6.750      6.483    $3,839.70     360      1-Dec-31     $592,000.00
4396740    SAN JOSE                 CA     95118     SFD     6.875      6.500    $2,207.28     360      1-Nov-31     $335,717.72
4397090    STATEN ISLAND            NY     10307     MF2     6.375      6.108    $2,308.32     360      1-Nov-31     $369,657.31
4397234    NEWPORT COAST UNIC       CA     92657     SFD     7.000      6.500    $4,540.69     360      1-Dec-31     $682,500.00
4397683    RALIEGH                  NC     27613     SFD     6.750      6.483    $4,021.31     360      1-Nov-31     $619,466.19
4397915    SAN DIEGO                CA     92127     SFD     6.625      6.358    $4,162.03     360      1-Dec-31     $650,000.00
4398000    FREMONT                  CA     94536     SFD     6.875      6.500    $3,350.34     360      1-Dec-31     $510,000.00
4398285    BELMONT                  CA     94002     SFD     6.875      6.500    $3,337.20     360      1-Dec-31     $508,000.00
4398337    LOS ANGELES              CA     90045     SFD     7.625      6.500    $3,538.97     360      1-Dec-31     $500,000.00
4398395    SAN CLEMENTE             CA     92672     SFD     6.875      6.500    $2,647.43     360      1-Dec-31     $403,000.00
4398431    BALLWIN                  MO     63011     SFD     7.000      6.500    $2,341.87     360      1-Dec-31     $352,000.00
4398805    AUSTIN                   TX     78746     SFD     6.750      6.483    $2,525.65     360      1-Nov-31     $389,064.73
4399404    WOODLAND HILLS           CA     91367     SFD     7.000      6.500    $2,069.10     360      1-Nov-31     $310,745.07
4399524    TAMPA                    FL     33634     SFD     6.875      6.500    $2,174.44     360      1-Dec-31     $331,000.00
4400056    BOWIE                    MD     20721     SFD     6.750      6.483    $3,080.84     360      1-Nov-31     $474,591.04
4400357    MISSION VIEJO            CA     92691     SFD     6.750      6.483    $2,161.13     360      1-Nov-31     $332,860.58
4400533    CAMARILLO                CA     93012     SFD     7.125      6.500    $2,122.22     360      1-Dec-31     $315,000.00
4400744    BELLAIRE                 TX     77401     SFD     6.875      6.500    $2,418.82     360      1-Nov-31     $367,890.66
4400967    PALO ALTO                CA     94303     SFD     6.875      6.500    $3,448.88     360      1-Dec-31     $525,000.00
4401009    DULUTH                   GA     30097     SFD     7.000      6.500    $3,101.20     240      1-Dec-21     $400,000.00
4401224    CARLISLE                 MA     01741     SFD     6.750      6.483    $3,861.43     360      1-Dec-31     $595,350.00
4401260    HOUSTON                  TX     77019     SFD     6.750      6.483    $3,933.75     360      1-Nov-31     $605,977.81
4402503    LOS ALTOS                CA     94022     SFD     6.750      6.483    $3,521.89     360      1-Dec-31     $543,000.00
4402782    SARATOGA                 CA     95070     SFD     6.875      6.500    $2,450.35     360      1-Nov-31     $372,686.63
4403048    BROOKLINE                MA     02446     SFD     6.750      6.483    $3,891.59     360      1-Dec-31     $600,000.00
4403081    CHICAGO                  IL     60622     SFD     7.500      6.500    $4,037.96     360      1-Jul-31     $575,330.12
4403283    POTOMAC                  MD     20854     SFD     6.625      6.358    $2,522.83     360      1-Dec-31     $394,000.00
4403494    SAN CARLOS               CA     94070     SFD     6.875      6.500    $3,613.11     360      1-Nov-31     $549,537.93
4403798    ARLINGTON                VA     22201     HCO     6.875      6.500    $2,529.18     360      1-Dec-31     $385,000.00
4404271    BROOKLYN                 NY     11234     SFD     7.250      6.500    $3,376.77     360      1-Nov-31     $494,613.86
4404288    PARKER                   CO     80138     SFD     6.750      6.483    $2,136.23     360      1-Nov-31     $329,077.43
4404709    MARBLEHEAD               MA     01945     SFD     6.875      6.500    $2,791.95     360      1-Dec-31     $425,000.00
4405231    STUDIO CITY              CA     91604     SFD     6.875      6.500    $4,138.66     360      1-Dec-31     $630,000.00
4405327    SOUTH SAN FRANCISCO      CA     94080     SFD     6.750      6.483    $2,428.36     360      1-Dec-31     $374,400.00
4405422    TOPANGA                  CA     90290     SFD     7.125      6.500    $1,785.36     360      1-Dec-31     $265,000.00
4405578    CHESTERFIELD             MO     63017     SFD     7.000      6.500    $2,235.42     360      1-Jul-31     $334,606.74
4405816    SAN BRUNO                CA     94066     SFD     7.125      6.500    $2,560.14     360      1-Dec-31     $380,000.00
4406135    SAN JOSE                 CA     95135     SFD     6.625      6.358    $3,745.82     360      1-Dec-31     $585,000.00
4406562    SAN ANSELMO              CA     94960     SFD     6.875      6.500    $2,496.33     360      1-Dec-31     $380,000.00
4407188    UNION CITY               CA     94587     SFD     6.625      6.358    $2,535.64     360      1-Dec-31     $396,000.00
4407687    GAMBRILLS                MD     21054     SFD     7.375      6.500    $2,845.93     360      1-Nov-31     $411,736.46
4408206    DENTON                   TX     75210     SFD     6.875      6.500    $2,233.56     360      1-Nov-31     $339,714.36
4408735    HUNTINGTON BEACH         CA     92649     SFD     6.875      6.500    $4,598.50     360      1-Nov-31     $699,411.92
4409044    SAN JOSE                 CA     95135     SFD     6.875      6.500    $3,054.72     360      1-Dec-31     $465,000.00
4409264    SEATTLE                  WA     98112     SFD     6.875      6.500    $2,102.18     360      1-Nov-31     $319,731.15
4409306    STEAMBOAT SPRINGS        CO     80477     SFD     7.000      6.500    $3,299.90     360      1-Oct-31     $495,184.49
4409405    LAGUNA NIGUEL            CA     92677     SFD     7.125      6.500    $4,419.59     360      1-Oct-31     $654,947.71
4410490    MANHATTAN BEACH          CA     90266     SFD     6.750      6.483    $3,460.92     360      1-Dec-31     $533,600.00
4410626    ASHBURN                  VA     20147     SFD     7.125      6.500    $2,104.70     360      1-Nov-31     $312,150.18
4410959    SANTA BARBARA            CA     93110     MF2     7.000      6.500    $3,555.38     360      1-Dec-31     $534,400.00
4411083    ALAMEDA                  CA     94501     SFD     7.000      6.500    $2,262.03     360      1-Dec-31     $340,000.00
4411122    SAN FRANCISCO            CA     94116     SFD     6.875      6.500    $3,258.37     360      1-Dec-31     $496,000.00
4411334    LOS ANGELES              CA     90049     SFD     6.750      6.483    $3,226.78     360      1-Dec-31     $497,500.00
4413153    SAN DIEGO                CA     92131     SFD     6.875      6.500    $2,364.95     360      1-Dec-31     $360,000.00
4413307    MESA                     AZ     85212     SFD     7.875      6.500    $2,183.55     360      1-Nov-31     $300,942.75
4413993    SILVERTHORNE             CO     80498     SFD     7.125      6.500    $2,155.90     360      1-Oct-31     $319,486.68
4415135    MENLO PARK               CA     94025     SFD     6.750      6.483    $6,485.99     360      1-Dec-31   $1,000,000.00
4415372    GAMBRILLS                MD     21054     SFD     7.000      6.500    $2,325.90     360      1-Nov-31     $349,313.43
4416402    SANTA CLARITA            CA     91387     SFD     6.750      6.483    $3,606.21     360      1-Dec-31     $556,000.00
4416419    SAN MATEO                CA     94402     SFD     6.750      6.483    $2,010.66     360      1-Dec-31     $310,000.00
4416431    MIAMI                    FL     33138     HCO     7.125      6.500      $741.10     360      1-Dec-31     $110,000.00
4417130    BROOKLINE                MA     02446     SFD     6.750      6.483    $4,151.03     360      1-Dec-31     $640,000.00
4417254    SARATOGA                 CA     95070     SFD     6.750      6.483    $3,588.92     240      1-Dec-21     $472,000.00
4417471    SOQUEL                   CA     95073     SFD     6.875      6.500    $3,153.26     360      1-Dec-31     $480,000.00
4417548    EAST QUOGUE              NY     11942     SFD     6.875      6.500    $2,943.05     360      1-Dec-31     $448,000.00
4418285    CUPERTINO                CA     95014     SFD     6.750      6.483    $4,433.17     360      1-Dec-31     $683,500.00
4421716    POST FALLS               ID     83854     SFD     6.875      6.500    $3,416.03     360      1-Nov-31     $519,563.14
4421755    CLE ELUM                 WA     98922     SFD     7.500      6.500    $3,172.69     360      1-Nov-31     $453,413.25
4422373    RICHMOND                 CA     94805     SFD     6.875      6.500    $2,233.56     360      1-Dec-31     $340,000.00
4423284    YORBA LINDA              CA     92887     SFD     6.750      6.483    $2,596.65     240      1-Dec-21     $341,500.00
4423378    WESTWOOD                 MA     02090     SFD     6.875      6.500    $2,410.94     240      1-Dec-21     $314,000.00
4423597    STUART                   FL     34996     SFD     7.125      6.500    $3,031.73     360      1-Nov-31     $449,640.15
4423614    HALLANDALE               FL     33009     HCO     6.875      6.500      $675.98     360      1-Dec-31     $102,900.00
4425187    BRECKENRIDGE             CO     80424     SFD     7.125      6.500    $3,004.78     360      1-Oct-31     $445,284.58
4425867    WICHITA                  KS     67206     SFD     6.750      6.483    $2,153.35     360      1-Dec-31     $332,000.00
4426703    SUNNYSIDE                NY     11104     MF2     7.000      6.500    $2,544.78     360      1-Nov-31     $382,186.47
4427086    SAN JOSE                 CA     95138     PUD     6.875      6.500    $4,020.41     360      1-Nov-31     $611,485.84
4427163    CHELTENHAM               MD     20623     SFD     6.875      6.500    $2,102.17     360      1-Nov-31     $319,731.14
4428254    LEDGEWOOD                NJ     07852     SFD     6.875      6.500    $2,299.25     360      1-Nov-31     $349,705.96
4428965    TAMPA                    FL     33618     SFD     6.750      6.483    $2,724.12     360      1-Dec-31     $420,000.00
4429511    COHASSET                 MA     02025     SFD     6.750      6.483    $2,594.40     360      1-Dec-31     $400,000.00
4430216    KELLER                   TX     76248     PUD     6.750      6.483    $2,019.73     360      1-Nov-31     $311,131.90
4430343    FRISCO                   TX     75034     PUD     6.750      6.483    $3,158.67     360      1-Nov-31     $486,580.71
4430514    PLANO                    TX     75093     SFD     6.875      6.500    $4,468.43     360      1-Nov-31     $679,628.55
4430588    PLANO                    TX     75093     PUD     6.750      6.483    $1,997.68     360      1-Nov-31     $307,734.82
4436382    SARASOTA                 FL     34242     SFD     7.000      6.500    $3,259.98     360      1-Nov-31     $489,598.35
4436468    STATEN ISLAND            NY     10306     SFD     7.000      6.500    $2,065.76     360      1-Dec-31     $310,500.00
4437032    LOUISVILLE               KY     40245     SFD     7.250      6.500    $2,356.24     360      1-Nov-31     $345,130.55
4437480    PIKE ROAD                AL     36064     SFD     7.125      6.500    $2,304.12     360      1-Nov-31     $341,726.51
4440975    NAPA                     CA     94558     SFD     7.000      6.500    $3,007.17     360      1-Nov-31     $451,629.50
4441058    WILDWOOD                 MO     63005     SFD     6.875      6.500    $2,627.72     360      1-Nov-31     $399,663.95
4441083    OAK PARK                 CA     91377     SFD     6.750      6.483    $2,012.28     360      1-Nov-31     $309,982.88
4441211    BAINBRIDGE ISLAND        WA     98110     SFD     6.875      6.500    $4,270.04     360      1-Nov-31     $649,453.92
4441508    SYOSSET                  NY     11790     LCO     7.125      6.500    $2,105.37     360      1-Nov-31     $312,250.10
4442897    POTOMAC FALLS            VA     20165     PUD     6.875      6.500    $2,440.16     360      1-Nov-31     $371,137.94
4443819    MORGAN HILL              CA     95037     SFD     6.750      6.483    $3,917.53     360      1-Oct-31     $602,957.02
4445617    UNIVERSITY PARK          TX     75225     SFD     6.750      6.483    $3,328.93     360      1-Nov-31     $512,808.10
4446234    AVON                     CT     06001     SFD     6.750      6.483    $2,484.13     360      1-Dec-31     $383,000.00
4446459    HERMOSA BEACH            CA     90254     SFD     6.875      6.500    $2,739.39     360      1-Nov-31     $416,649.67
4446826    COPPER CANYON            TX     75077     SFD     6.750      6.483    $2,345.33     360      1-Nov-31     $361,288.67
4581278    SAN FRANCISCO            CA     94131     SFD     7.500      6.500    $3,496.07     360      1-Oct-31     $499,255.54
4584645    MEDICINE LAKE            MN     55441     SFD     6.875      6.500    $2,874.07     360      1-Oct-31     $436,662.20
4595120    MIDLOTHIAN               VA     23113     SFD     6.750      6.483    $2,965.39     360      1-Oct-31     $456,410.51
4596763    ECLECTIC                 AL     36024     SFD     7.000      6.500    $2,558.09     360      1-Oct-31     $383,867.82
4598587    THOUSAND OAKS            CA     91320     SFD     7.000      6.500    $2,767.66     360      1-Oct-31     $415,316.03
4611737    TOWN & COUNTRY           MO     63131     SFD     7.250      6.500    $2,091.55     360      1-Oct-31     $305,519.00
4685644    GRAYSON                  GA     30017     SFD     6.875      6.500    $2,073.51     360      1-Oct-31     $315,105.14
4708749    PARKER                   CO     80134     SFD     7.000      6.500    $2,969.91     360      1-Nov-31     $446,034.09
4712246    EAGLE                    ID     83616     SFD     7.000      6.500    $2,128.44     360      1-Nov-31     $319,657.76
4714226    NORCROSS                 GA     30092     SFD     7.125      6.500    $2,984.57     360      1-Oct-31     $442,289.38
4718144    LONG GROVE               IL     60047     SFD     6.875      6.500    $2,456.92     360      1-Oct-31     $373,151.70
4829537    HIXSON                   TN     37343     SFD     6.875      6.500    $2,131.73     360      1-Nov-31     $324,227.38
4936571    RAPID CITY               SD     57702     SFD     7.125      6.500    $2,155.90     360      1-Oct-31     $319,486.68
5710973    ALEXANDRIA               VA     22306     SFD     7.125      6.500    $2,852.15     360      1-Jun-30     $416,942.32
5724286    DULUTH                   GA     30097     SFD     7.125      6.500    $4,043.61     360      1-Jul-30     $591,634.31
5729844    CHEVY CHASE              MD     20815     SFD     7.250      6.500    $3,438.17     360      1-Jun-30     $496,547.53
5790848    POTOMAC                  MD     20854     SFD     7.250      6.500    $2,739.62     360      1-Oct-30     $397,037.50
5821558    HUDSON                   WI     54016     SFD     7.000      6.500    $2,581.37     360      1-Nov-31     $387,681.96
5847734    MARIETTA                 GA     30068     SFD     7.250      6.500    $3,042.51     360      1-Jan-31     $442,055.08
5850302    CHINCOTEAGUE             VA     23336     SFD     7.500      6.500    $2,761.90     360      1-Oct-31     $394,411.87
5913910    TYNGSBORO                MA     01879     SFD     6.875      6.500    $2,141.59     360      1-Dec-31     $326,000.00
5916764    KENSINGTON               MD     20895     SFD     7.125      6.500    $2,128.96     360      1-Nov-31     $315,747.29
5919420    SILVER SPRING            MD     20904     SFD     7.000      6.500    $2,326.23     360      1-Nov-31     $349,363.39
5919846    ROGERS                   AR     72758     SFD     7.000      6.500    $4,590.59     360      1-Nov-31     $689,434.41
5935224    SAN JOSE                 CA     95138     SFD     6.875      6.500    $2,246.70     360      1-Nov-31     $341,712.68
5946839    MENLO PARK               CA     94025     SFD     7.000      6.500    $3,735.68     360      1-Nov-31     $561,039.74
5951414    LITHONIA                 GA     30058     SFD     7.125      6.500    $4,497.75     360      1-Nov-31     $667,066.13
5957114    NEW YORK                 NY     10011     COP     7.000      6.500    $1,756.40     360      1-Oct-31     $263,565.94
5970616    HALF MOON BAY            CA     94019     SFD     6.750      6.483    $2,302.53     360      1-Dec-31     $355,000.00
5972304    RANDOLPH                 NJ     07869     SFD     7.125      6.500    $2,208.52     360      1-Sep-31     $327,018.88
5973874    NEWTOWN                  PA     18940     SFD     7.000      6.500    $2,314.59     360      1-Jul-31     $346,457.40
5982437    SAN MARCOS               CA     92069     SFD     6.875      6.500    $2,647.43     360      1-Nov-31     $402,661.42
5983373    ACCOKEEK                 MD     20735     SFD     7.500      6.500    $2,127.37     360      1-Sep-31     $303,568.33
5983954    HALF MOON BAY            CA     94019     SFD     7.750      6.500    $2,364.17     360      1-Jun-31     $328,579.72
5985337    NEW YORK                 NY     10025     COP     7.750      6.500    $3,223.86     360      1-Jul-31     $448,391.31
5986746    STAMFORD                 CT     06903     SFD     7.125      6.500    $3,914.10     240      1-Nov-21     $499,054.65
5986847    SHELTON                  CT     06484     SFD     6.625      6.358    $2,218.68     360      1-Dec-31     $346,500.00
5989594    BROOKLYN                 NY     11231     MF2     6.750      6.483    $2,639.80     360      1-Nov-31     $406,649.58
5999151    GLEN RIDGE               NJ     07028     SFD     6.875      6.500    $3,310.93     360      1-Dec-31     $504,000.00
6017766    ST CHARLES               MO     63304     SFD     7.500      6.500    $4,335.13     360      1-Jul-31     $617,670.41
6018152    PIERMONT                 NY     10968     SFD     7.750      6.500    $2,579.08     360      1-Sep-31     $359,232.83
6023599    LAGUNA NIGUEL            CA     92677     SFD     6.875      6.500    $3,251.80     360      1-Nov-31     $494,584.14
6028873    LAGUNA NIGUEL            CA     92677     SFD     6.875      6.500    $2,430.64     360      1-Dec-31     $370,000.00
6036104    PALATINE                 IL     60067     SFD     6.875      6.500    $2,128.45     360      1-Nov-31     $323,727.80
6040567    ROCKVILLE                MD     20850     LCO     6.875      6.500    $2,141.62     360      1-Dec-31     $326,004.00
6214573    KILDEER                  IL     60047     SFD     6.875      6.500    $2,463.49     360      1-Nov-31     $374,684.95
6216806    HERCULES                 CA     94547     SFD     6.750      6.483    $2,095.65     360      1-Nov-31     $322,825.81
7755778    NORTHFIELD               MN     55057     SFD     7.500      6.500    $3,076.54     360      1-Aug-31     $438,681.55
8066544    CHESTERFIELD             VA     23838     SFD     7.125      6.500    $2,954.77     360      1-Jul-30     $431,986.54
8081126    FAIRFAX STATION          VA     22039     SFD     7.125      6.500    $3,191.31     360      1-Nov-30     $468,582.05
8091468    DUNEDIN                  FL     34698     SFD     7.750      6.500    $3,582.06     360      1-Sep-31     $498,934.47
8095755    HERCULES                 CA     94547     SFD     7.125      6.500    $2,251.44     360      1-Jul-30     $329,416.14
8102107    HUDSON                   OH     44236     SFD     7.250      6.500    $2,264.83     360      1-Dec-30     $328,779.96
8138279    HORSESHOE BAY            TX     78657     SFD     7.375      6.500    $3,522.44     360      1-Aug-31     $508,433.37
8140276    EDEN PRAIRIE             MN     55344     SFD     7.125      6.500    $2,966.82     360      1-Nov-30     $435,620.81
8151767    LEESBURG                 VA     20175     SFD     7.375      6.500    $2,202.36     360      1-Dec-30     $315,857.87
8167221    ASPEN                    CO     81611     SFD     7.000      6.500    $3,027.13     360      1-Oct-31     $454,251.90
8199393    HENDERSONVILLE           TN     37075     SFD     7.250      6.500    $2,626.38     360      1-Sep-31     $384,093.53
8200726    CLEAR LAKE               MN     55319     SFD     7.500      6.500    $3,496.07     360      1-Jul-31     $498,121.32
8201643    CENTREVILLE              VA     20121     SFD     7.125      6.500    $2,349.58     360      1-Dec-30     $345,290.31
8203409    MCLEAN                   VA     22102     SFD     7.125      6.500    $5,726.61     360      1-Aug-31     $847,256.76
8213520    LOVETTSVILLE             VA     20180     SFD     7.125      6.500    $2,576.14     360      1-Dec-30     $378,510.74
8250895    WHEATON                  IL     60187     SFD     7.500      6.500    $2,621.36     360      1-Jun-31     $373,204.30
8303954    NORTH WALES              PA     19454     SFD     7.125      6.500    $2,290.64     360      1-Aug-31     $338,874.30
8308269    DAVIDSONVILLE            MD     21035     SFD     6.875      6.500    $3,284.64     360      1-Sep-31     $498,026.56
8308518    COLORADO SPRINGS         CO     80904     SFD     7.000      6.500    $2,661.21     360      1-Oct-31     $399,342.33
8313111    COLORADO SPRINGS         CO     80906     SFD     7.125      6.500    $2,694.87     360      1-Aug-31     $398,709.08
8317111    MCLEAN                   VA     22101     SFD     7.125      6.500    $2,124.41     360      1-Nov-30     $311,928.12
8320713    RICHMOND                 TX     77469     SFD     7.000      6.500    $2,661.21     360      1-Sep-31     $399,010.62
8321387    SEATTLE                  WA     98112     SFD     7.125      6.500    $2,610.66     360      1-Oct-30     $382,991.02
8325056    STEAMBOAT SPRINGS        CO     80487     SFD     7.125      6.500    $2,973.32     360      1-Oct-31     $440,568.54
8326169    VINELAND                 NJ     08360     SFD     7.500      6.500    $2,880.76     360      1-Jul-31     $410,451.97
8335020    GAITHERSBURG             MD     20878     PUD     7.125      6.500    $2,420.91     360      1-Nov-30     $355,464.44
8340224    STEAMBOAT SPRINGS        CO     80477     SFD     7.000      6.500    $3,214.74     360      1-Oct-31     $482,405.55
8361244    CLARKSVILLE              MD     21029     SFD     7.375      6.500    $2,486.43     360      1-Sep-31     $358,894.14
8365767    LOVELAND                 CO     80537     SFD     7.000      6.500    $4,045.04     360      1-Oct-31     $607,000.35
8369190    ATLANTA                  GA     30306     SFD     7.125      6.500    $3,132.30     360      1-Jan-31     $460,713.81
8369988    OMAHA                    NE     68142     SFD     7.250      6.500    $2,558.16     360      1-Aug-31     $373,819.22
8372214    PHOENIX                  AZ     85022     SFD     7.250      6.500    $2,387.62     360      1-Oct-31     $349,452.27
8374693    OAKTON                   VA     22124     SFD     7.125      6.500    $2,290.44     360      1-Dec-30     $336,590.51
8376216    BOERNE                   TX     78006     SFD     7.000      6.500    $2,768.99     360      1-Oct-31     $414,470.52
8378434    MINTURN                  CO     81645     SFD     7.375      6.500    $3,411.93     360      1-Oct-31     $493,245.91
8380234    VALLEJO                  CA     94590     SFD     7.000      6.500    $2,185.25     360      1-Oct-31     $327,869.67
8382220    BURTONSVILLE             MD     20866     SFD     7.125      6.500    $2,891.26     360      1-Aug-31     $427,765.00
8382331    GREEN BAY                WI     54313     SFD     7.375      6.500    $2,244.69     360      1-Oct-31     $324,503.90
8385760    EL DORADO HILLS          CA     95762     SFD     7.500      6.500    $3,405.17     360      1-Aug-31     $485,540.71
8396794    GAINESVILLE              GA     30605     SFD     7.250      6.500    $4,732.60     360      1-Sep-31     $692,116.60
8414321    HOPKINTON                MA     01748     SFD     7.375      6.500    $2,320.67     360      1-Jul-31     $334,705.85
8416404    ALBUQUERQUE              NM     87122     SFD     7.000      6.500    $3,278.61     360      1-Oct-31     $491,989.76
8418597    COUPEVILLE               WA     98239     SFD     6.875      6.500    $2,069.33     360      1-Nov-31     $314,735.36
8424062    ESSEX                    VT     05452     SFD     7.250      6.500    $4,935.55     360      1-Sep-31     $718,596.81
8431726    IRVINE                   CA     92602     SFD     7.500      6.500    $2,796.86     360      1-Jul-31     $398,497.03
8435886    AURORA                   CO     80016     SFD     6.875      6.500    $3,673.55     360      1-Oct-31     $558,257.71
8440271    AUSTIN                   TX     78751     SFD     7.500      6.500    $4,058.94     360      1-Oct-31     $579,609.29
8443329    MANDEVILLE               LA     70471     SFD     6.875      6.500    $2,023.34     360      1-Sep-31     $307,219.27
8444718    ROSEVILLE                CA     95661     SFD     7.375      6.500    $3,139.81     360      1-Sep-31     $453,555.87
8448158    ALDIE                    VA     20105     SFD     6.750      6.483    $3,216.92     360      1-Oct-31     $495,123.54
8462476    AURORA                   CO     80016     SFD     7.250      6.500    $3,820.19     360      1-Oct-31     $559,123.64
8472634    LANDENBERG               PA     19350     SFD     7.000      6.500    $3,388.57     360      1-Oct-31     $508,490.58
8475848    CARLSBAD                 CA     92009     SFD     7.000      6.500    $3,099.81     360      1-Oct-31     $465,158.95
8477235    ASHBURN                  VA     20147     SFD     7.250      6.500    $2,880.15     360      1-Oct-31     $421,539.29
8490814    DAVIDSONVILLE            MD     21035     SFD     7.000      6.500    $3,736.01     360      1-Oct-31     $560,626.71
8496290    IRVINE                   CA     92618     SFD     7.000      6.500    $2,521.71     360      1-Oct-31     $378,408.81
8500745    MILLERSVILLE             MD     21108     SFD     7.250      6.500    $2,660.83     360      1-Aug-31     $388,821.80
8502646    GREENVILLE               DE     19807     SFD     7.000      6.500    $3,537.49     360      1-Sep-31     $530,394.14
8505434    FAIRFAX                  VA     22033     SFD     6.750      6.483    $3,988.55     360      1-Oct-31     $613,888.11
8505957    CROWNSVILLE              MD     21032     SFD     7.375      6.500    $2,685.34     360      1-Oct-31     $388,206.50
8515861    FISHERS                  IN     46038     SFD     7.250      6.500    $2,182.96     360      1-Oct-31     $319,499.24
8528289    SUGAR LAND               TX     77479     SFD     7.250      6.500    $2,387.62     360      1-Oct-31     $349,452.27
8531228    OXNARD                   CA     93030     SFD     7.375      6.500    $2,528.65     360      1-Oct-31     $365,297.88
8549736    MANHATTAN                MT     59715     SFD     7.000      6.500    $2,328.56     360      1-Oct-31     $349,424.54
8556148    IRVINE                   CA     92602     LCO     6.875      6.500    $2,051.25     360      1-Oct-31     $311,722.85
8557158    ASHBURN                  VA     20147     SFD     6.250      5.983    $2,771.65     360      1-Oct-31     $449,293.54
8560392    MODESTO                  CA     95356     SFD     7.125      6.500    $2,155.90     360      1-Oct-31     $319,486.68
8584015    REDMOND                  WA     98053     SFD     7.250      6.500    $2,213.66     360      1-Aug-31     $323,478.22
8598755    LOVELAND                 OH     45140     SFD     7.000      6.500    $2,464.66     360      1-Oct-31     $369,847.91
8654544    VILLAGE OF GOLF          FL     33436     SFD     7.000      6.500    $3,326.51     360      1-Oct-31     $499,177.93
8660024    PRIOR LAKE               MN     55376     SFD     7.000      6.500    $2,550.78     360      1-Oct-31     $382,770.62
8662544    GOLDEN                   CO     80403     SFD     6.875      6.500    $2,207.28     360      1-Oct-31     $335,433.82
8670681    LADERA RANCH             CA     92694     SFD     7.000      6.500    $2,508.28     360      1-Oct-31     $376,394.14
8698312    PEORIA                   AZ     85382     SFD     7.250      6.500    $2,687.16     360      1-Oct-31     $393,293.57
8710366    BUCKEYE                  AZ     85326     SFD     7.500      6.500    $3,915.60     360      1-Aug-31     $558,141.88
8739770    AURORA                   CO     80015     SFD     7.125      6.500    $2,042.71     360      1-Oct-31     $302,713.64
8754106    YORBA LINDA              CA     92886     SFD     7.000      6.500    $5,987.72     360      1-Sep-31     $896,078.64
8766686    CLAYTON                  CA     94517     SFD     7.375      6.500    $2,590.03     360      1-Sep-31     $374,138.70
8769675    SANTA CLARA              CA     95051     SFD     7.875      6.500    $2,646.50     360      1-Aug-31     $363,985.30
8777114    OAKTON                   VA     22124     SFD     7.000      6.500    $2,070.42     360      1-Oct-31     $310,688.34
8779267    EL DORADO HILLS          CA     95672     SFD     7.125      6.500    $2,358.01     360      1-Oct-31     $349,438.57
8782033    MOUNT VERNON             NY     10552     SFD     7.625      6.500    $3,708.84     360      1-Jul-31     $522,079.46
8791194    MESA                     AZ     85207     SFD     7.250      6.500    $2,696.64     360      1-Oct-31     $394,681.40
8796528    SAN LUIS OBISPO          CA     93401     SFD     7.125      6.500    $2,694.87     360      1-Sep-31     $398,899.14
8801395    HADDONFIELD              NJ     08033     SFD     7.375      6.500    $2,486.43     360      1-Oct-31     $359,450.46
8805477    CARDIFF                  CA     92007     SFD     6.875      6.500    $2,713.12     360      1-Aug-31     $411,021.44
8805853    GIG HARBOR               WA     98329     SFD     7.250      6.500    $2,646.84     360      1-Oct-31     $387,392.83
8807444    DEDHAM                   MA     02026     SFD     7.000      6.500    $2,993.86     360      1-Sep-31     $448,520.19
8810587    FORT COLLINS             CO     80526     SFD     6.750      6.483    $2,052.16     360      1-Oct-31     $315,853.65
8816416    APPLE VALLEY             CA     92307     SFD     7.500      6.500    $2,680.79     360      1-Sep-31     $377,727.86
8820225    MARION                   IA     52403     SFD     7.375      6.500    $5,007.39     360      1-Oct-31     $722,887.14
8829882    UNIVERSITY CITY          MO     63130     SFD     7.500      6.500    $2,573.11     360      1-Aug-31     $366,897.28
8843812    FREMONT                  CA     94536     SFD     7.250      6.500    $2,418.31     360      1-Oct-31     $353,945.25
8843840    ROSEVILLE                CA     95661     SFD     7.000      6.500    $2,369.81     360      1-Oct-31     $355,614.34
8846688    DENVER                   CO     80206     SFD     7.125      6.500    $3,368.59     360      1-Oct-31     $499,197.95
8854918    WILMINGTON               DE     19803     SFD     6.375      6.108    $2,450.56     360      1-Oct-31     $392,070.45
8856366    COLTS NECK               NJ     07722     SFD     7.375      6.500    $4,144.05     360      1-Aug-31     $598,156.89
8859388    SANTA ROSA BEACH         FL     32459     SFD     7.375      6.500    $2,210.16     360      1-Aug-31     $319,016.56
8859700    MOUND                    MN     55364     SFD     7.000      6.500    $2,261.36     360      1-Oct-31     $339,139.99
8861192    SNOWMASS VILLAGE         CO     81615     LCO     7.250      6.500    $2,701.42     360      1-Sep-31     $395,067.63
8866495    WASHINGTON               DC     20015     SFD     7.250      6.500    $2,353.51     360      1-Sep-31     $344,187.71
8867230    HUNTINGTON BEACH         CA     92649     SFD     7.000      6.500    $3,985.14     360      1-Oct-31     $598,011.14
8868536    WAYNE                    PA     19087     SFD     6.500      6.233    $2,528.27     360      1-Oct-31     $399,274.84
8870785    SNOWMASS                 CO     81654     SFD     7.125      6.500    $4,338.75     360      1-Oct-31     $642,966.94
8872164    EVANSTON                 IL     60201     SFD     6.750      6.483    $2,237.66     360      1-Oct-31     $344,404.26
8873190    LONGMONT                 CO     80503     SFD     7.125      6.500    $2,489.39     360      1-Sep-31     $368,608.28
8874167    COUPEVILLE               WA     98239     SFD     7.250      6.500    $2,503.59     360      1-Sep-31     $366,135.90
8874725    EDEN PRAIRIE             MN     55347     SFD     7.375      6.500    $2,915.34     360      1-Aug-31     $420,803.38
8875471    FAIRFAX                  VA     22032     SFD     7.250      6.500    $2,395.80     360      1-Oct-31     $350,650.41
8875800    SAN FRANCISCO            CA     94117     SFD     7.000      6.500    $5,655.07     360      1-Oct-31     $848,602.46
8876043    ELGIN                    SC     29045     SFD     7.000      6.500    $2,019.19     360      1-Oct-31     $302,497.65
8877766    ALBUQUERQUE              NM     87114     SFD     7.125      6.500    $2,560.13     360      1-Sep-31     $379,082.94
8879203    MARIETTA                 GA     30060     SFD     7.125      6.500    $3,121.00     360      1-Sep-31     $462,132.03
8879923    SPOKANE                  WA     99206     SFD     7.500      6.500    $2,623.45     360      1-Oct-31     $374,641.36
8881775    WEST CHESTER             PA     19380     SFD     7.125      6.500    $2,560.13     360      1-Sep-31     $379,082.94
8882189    CASTLE ROCK              CO     80104     SFD     7.250      6.500    $2,319.40     360      1-Oct-31     $339,467.93
8882901    PALM HARBOR              FL     34685     SFD     7.250      6.500    $2,564.98     360      1-Sep-31     $375,114.73
8883773    FAIR OAKS                CA     95628     SFD     7.250      6.500    $2,182.96     360      1-Sep-31     $319,212.19
8884804    ODESSA                   FL     33556     SFD     7.500      6.500    $2,202.53     360      1-Sep-31     $314,294.27
8884899    LONG VALLEY              NJ     07853     SFD     7.375      6.500    $2,417.36     360      1-Sep-31     $349,145.51
8887584    GLEN MILLS               PA     19342     SFD     7.375      6.500    $2,237.79     360      1-Oct-31     $323,505.40
8889699    TACOMA                   WA     98465     SFD     6.875      6.500    $2,075.90     360      1-Oct-31     $315,396.00
8891370    COLORADO SPRINGS         CO     80908     SFD     7.000      6.500    $3,617.58     360      1-Oct-31     $541,995.51
8891470    UPPER MARLBORO           MD     20772     SFD     7.125      6.500    $2,239.47     360      1-Sep-31     $331,598.64
8891501    TRABUCO CANYON           CA     92679     SFD     6.875      6.500    $2,943.04     360      1-Sep-31     $446,864.40
8891535    MC CALL                  ID     83638     LCO     7.125      6.500    $3,745.87     360      1-Oct-31     $555,108.12
8892539    CENTRAL LAKE             MI     49622     SFD     7.375      6.500    $2,564.13     360      1-Sep-31     $370,397.31
8892626    HENDERSON                NV     89052     SFD     7.250      6.500    $2,728.71     360      1-Sep-31     $399,058.20
8893412    MOORPARK                 CA     90401     SFD     7.250      6.500    $2,614.32     360      1-Oct-31     $382,632.27
8893774    SANTA ANA                CA     92705     SFD     7.375      6.500    $3,836.70     360      1-Oct-31     $554,652.02
8894433    LAS VEGAS                NV     89147     SFD     7.625      6.500    $2,548.06     360      1-Sep-31     $359,213.34
8895334    PHOENIX                  AZ     85048     SFD     7.250      6.500    $5,211.83     360      1-Sep-31     $762,201.18
8895475    CARLSBAD                 CA     92009     SFD     7.375      6.500    $2,161.12     360      1-Sep-31     $312,181.34
8899048    IVYLAND                  PA     18974     SFD     7.250      6.500    $2,722.70     360      1-Oct-31     $398,216.44
8899369    POTOMAC                  MD     20854     SFD     7.250      6.500    $3,946.39     360      1-Sep-31     $577,137.94
8899823    SIOUX FALLS              SD     57108     SFD     7.000      6.500    $2,991.20     360      1-Oct-31     $448,860.79
8900613    CARLISLE                 MA     01741     SFD     6.750      6.483    $4,215.89     360      1-Oct-31     $648,877.57
8900666    OXNARD                   CA     93030     SFD     7.000      6.500    $2,128.91     360      1-Oct-31     $319,465.89
8900915    MINNEAPOLIS              MN     55410     SFD     7.000      6.500    $2,395.09     360      1-Oct-31     $359,408.10
8902153    EDEN PRAIRIE             MN     55347     SFD     7.125      6.500    $2,526.44     360      1-Sep-31     $373,868.67
8902320    MALVERN                  PA     19355     SFD     7.375      6.500    $6,906.75     360      1-Oct-31     $998,473.49
8902988    SOUTHERN SHORES          NC     27949     SFD     7.250      6.500    $3,273.90     360      1-Sep-31     $478,790.05
8903792    LAGUNA HILLS             CA     92653     SFD     7.250      6.500    $3,581.43     360      1-Oct-31     $524,178.42
8905171    FLOWER MOUND             TX     75022     SFD     7.000      6.500    $2,810.24     360      1-Oct-31     $421,705.50
8909447    LOS ANGELES              CA     90024     SFD     7.000      6.500    $2,162.23     360      1-Oct-31     $324,465.65
8910306    FORT COLLINS             CO     80524     SFD     7.375      6.500    $2,497.48     360      1-Oct-31     $361,048.01
8911310    WAITSFIELD               VT     05673     SFD     7.000      6.500    $2,128.97     360      1-Oct-31     $319,473.87
8913694    NORTHPORT                NY     11768     SFD     7.250      6.500    $2,816.02     360      1-Sep-31     $411,828.09
8914355    MARTINEZ                 CA     94553     SFD     7.000      6.500    $2,208.80     360      1-Oct-31     $331,454.15
8914605    WINSTON SALEM            NC     27106     SFD     7.250      6.500    $4,434.15     360      1-Oct-31     $648,982.80
8915012    JOHNSTON                 IA     50131     SFD     7.250      6.500    $2,815.00     360      1-Oct-31     $412,004.24
8915453    CORONA                   CA     92882     SFD     7.000      6.500    $2,055.78     360      1-Nov-31     $308,746.72
8916301    EVANSTON                 IL     60201     SFD     7.125      6.500    $3,880.62     360      1-Oct-31     $573,794.86
8916761    KIRTLAND HILLS           OH     44060     SFD     7.000      6.500    $4,324.30     360      1-Oct-31     $648,906.33
8916844    ASPEN                    CO     81611     LCO     7.250      6.500    $2,728.71     360      1-Oct-31     $399,374.03
8917013    BATAVIA                  IL     60510     SFD     7.500      6.500    $2,375.58     360      1-Oct-31     $339,244.14
8917787    BOULDER                  CO     80302     SFD     7.000      6.500    $6,653.03     360      1-Oct-31     $998,355.82
8917849    SEATTLE                  WA     98146     SFD     7.125      6.500    $2,694.87     360      1-Sep-31     $399,034.68
8918228    PHILOMATH                OR     97370     SFD     7.250      6.500    $2,154.99     360      1-Oct-31     $315,405.65
8918478    WILMETTE                 IL     60091     SFD     7.125      6.500    $2,694.87     360      1-Oct-31     $399,358.36
8918499    MINNEAPOLIS              MN     55414     LCO     7.125      6.500    $3,120.66     360      1-Oct-31     $462,456.98
8918611    NEWTON                   IA     50208     SFD     7.250      6.500    $2,483.12     360      1-Oct-31     $363,430.38
8918715    FLOWER MOUND             TX     75022     SFD     7.000      6.500    $2,554.76     360      1-Oct-31     $383,368.64
8919175    IRVINE                   CA     92602     SFD     6.875      6.500    $3,241.29     360      1-Sep-31     $492,149.31
8920436    STEVENSON RANCH          CA     91381     SFD     7.000      6.500    $2,108.34     360      1-Oct-31     $316,378.97
8921055    LOS ANGELES              CA     90041     SFD     7.000      6.500    $2,574.72     360      1-Oct-31     $386,363.71
8921237    LITTLETON                CO     80128     SFD     7.000      6.500    $2,148.93     360      1-Oct-31     $322,468.93
8921502    HERCULES                 CA     94547     SFD     6.875      6.500    $2,514.49     360      1-Oct-31     $382,119.02
8923036    CHAMPLIN                 MN     55316     SFD     7.125      6.500    $2,661.19     360      1-Oct-31     $394,265.77
8923636    COTO DE CAZA             CA     92679     SFD     7.125      6.500    $2,762.25     360      1-Oct-31     $409,342.31
8924129    ZUMBRO FALLS             MN     55991     SFD     7.125      6.500    $3,557.23     360      1-Sep-31     $526,725.77
8924349    UMATILLA                 FL     32784     SFD     7.125      6.500    $3,769.30     360      1-Oct-31     $558,579.53
8924377    MONUMENT                 CO     80132     SFD     6.875      6.500    $2,096.92     360      1-Oct-31     $318,662.12
8924792    HOUSTON                  TX     77005     SFD     7.750      6.500    $3,750.42     360      1-Oct-31     $522,758.65
8925432    CHURCHVILLE              PA     18966     SFD     7.250      6.500    $2,524.05     360      1-Oct-31     $368,834.96
8925591    TARZANA                  CA     91356     SFD     7.375      6.500    $2,196.35     360      1-Oct-31     $317,514.56
8925708    PASADENA                 CA     91106     SFD     7.000      6.500    $4,324.47     360      1-Oct-31     $648,855.32
8926496    SAN RAMON                CA     94583     SFD     7.000      6.500    $4,284.55     360      1-Oct-31     $642,941.16
8926821    DUNSTABLE                MA     01827     SFD     7.125      6.500    $3,164.46     360      1-Oct-31     $468,844.53
8927579    OAK BROOK                IL     60523     SFD     7.250      6.500    $2,350.10     360      1-Oct-31     $343,960.88
8927819    EVANSTON                 IL     60201     SFD     7.000      6.500    $2,654.56     360      1-Oct-31     $398,343.97
8928309    RENO                     NV     89509     SFD     7.375      6.500    $2,223.97     360      1-Oct-31     $321,506.85
8928452    ENGLEWOOD                CO     80112     SFD     7.375      6.500    $2,590.03     360      1-Oct-31     $374,427.56
8928861    COLORADO SPRINGS         CO     80920     SFD     7.000      6.500    $3,578.66     360      1-Oct-31     $536,009.77
8929990    ARLINGTON                VA     22203     PUD     7.000      6.500    $2,128.97     360      1-Oct-31     $319,473.87
8930524    PALOS VERDES ESTA        CA     90245     SFD     7.125      6.500    $3,691.98     360      1-Oct-31     $547,120.94
8930848    ROCHESTER                MN     55902     SFD     7.000      6.500    $2,900.72     360      1-Oct-31     $435,283.14
8931139    MENDOTA HEIGHTS          MN     55118     SFD     7.250      6.500    $3,138.02     360      1-Oct-31     $459,280.13
8931208    PINEHURST                NC     28374     SFD     7.000      6.500    $3,299.90     360      1-Oct-31     $495,184.49
8931421    NOVATO                   CA     94947     SFD     7.000      6.500    $3,027.13     360      1-Oct-31     $454,178.61
8934279    NOVATO                   CA     94945     SFD     7.000      6.500    $3,758.96     360      1-Oct-31     $564,071.04
8935200    EDINA                    MN     55436     SFD     7.000      6.500    $3,632.55     360      1-Sep-31     $544,279.91
8935324    HOUSTON                  TX     77401     SFD     7.000      6.500    $4,657.12     360      1-Oct-31     $698,849.08
8936885    COTO DE CAZA             CA     92679     SFD     7.125      6.500    $5,389.75     360      1-Oct-31     $798,102.83
8938068    DOWNERS GROVE            IL     60515     SFD     7.250      6.500    $2,387.62     360      1-Oct-31     $349,439.82
8938288    REHOBETH BEACH           DE     19971     SFD     7.125      6.500    $2,498.15     360      1-Oct-31     $370,205.19
8939544    MEQUON                   WI     53097     SFD     7.250      6.500    $3,034.32     360      1-Sep-31     $443,752.74
8939631    MENLO PARK               CA     94025     SFD     7.250      6.500    $2,728.71     360      1-Oct-31     $399,374.03
9157850    GRANITE BAY              CA     95746     SFD     6.875      6.500    $2,693.41     360      1-Nov-31     $409,655.55
9162769    NOVATO                   CA     94947     SFD     6.750      6.483    $2,821.41     360      1-Nov-31     $434,625.47
9164435    CASTRO VALLEY            CA     94546     SFD     7.125      6.500    $2,849.83     360      1-Nov-31     $422,661.73
9172556    LAGUNA HILLS             CA     92653     SFD     6.500      6.233    $2,888.55     360      1-Nov-31     $456,586.87
9179356    FORT WORTH               TX     76109     SFD     7.125      6.500    $5,551.78     360      1-Nov-31     $823,391.02
9190911    TUALATIN                 OR     97062     SFD     6.875      6.500    $2,519.33     360      1-Nov-31     $383,177.81
9192394    CASTRO VALLEY            CA     94546     SFD     7.250      6.500    $2,237.54     360      1-Nov-31     $327,744.13
9206833    SAN FRANCISCO            CA     94131     SFD     6.500      6.233    $2,648.37     360      1-Oct-31     $418,188.46
9223447    WOODCLIFF LAKE           NJ     07675     SFD     6.750      6.483    $3,113.27     360      1-Nov-31     $479,586.73
9226080    SAN JOSE                 CA     95131     SFD     6.875      6.500    $2,414.22     360      1-Nov-31     $367,191.25
9229949    SAN JOSE                 CA     95120     SFD     7.125      6.500    $2,088.53     360      1-Nov-31     $309,752.10
9230426    HUNTINGTON BEACH         CA     92649     SFD     7.125      6.500    $4,129.90     360      1-Nov-31     $612,509.79
9232192    SAN RAMON                CA     94583     SFD     7.375      6.500    $3,232.36     360      1-Nov-31     $467,643.89
9259201    VIRGINIA BEACH           VA     23455     LCO     6.875      6.500    $1,997.07     360      1-Nov-31     $303,744.60
9261389    SAN JOSE                 CA     95126     SFD     6.750      6.483    $2,724.12     360      1-Nov-31     $419,638.38
9263153    MILLBRAE                 CA     94030     SFD     6.875      6.500    $2,627.72     360      1-Nov-31     $399,663.95
9263559    SAN JOSE                 CA     95135     SFD     6.625      6.358    $2,689.31     360      1-Nov-31     $419,629.44
9263930    KENSINGTON               CA     94708     SFD     7.250      6.500    $2,716.77     360      1-Nov-31     $397,939.32
9265497    PLEASANTON               CA     94566     SFD     7.250      6.500    $2,285.29     360      1-Nov-31     $334,738.67
9266644    ENCINITAS                CA     92024     SFD     6.875      6.500    $3,166.40     360      1-Nov-31     $481,595.06
9268186    HILLSBOROUGH             CA     94010     SFD     7.000      6.500    $5,189.36     360      1-Nov-31     $779,360.64
9270174    FAIRFIELD                CA     94533     SFD     7.125      6.500    $2,409.22     360      1-Nov-31     $357,314.03
9270216    SANTA ROSA               CA     95403     SFD     6.875      6.500    $2,003.64     360      1-Nov-31     $304,743.76
9272766    SAN MARTIN               CA     95046     SFD     7.000      6.500    $2,152.26     360      1-Nov-31     $323,234.82
9274739    REDWOOD CITY             CA     94065     SFD     6.750      6.483    $1,984.71     360      1-Nov-31     $305,736.54
9275860    CUPERTINO                CA     95014     SFD     6.875      6.500    $4,184.64     360      1-Nov-31     $636,464.84
9277054    DANVILLE                 CA     94506     SFD     7.000      6.500    $3,659.17     360      1-Nov-31     $549,549.16
9277088    GRANITE BAY              CA     95746     SFD     6.875      6.500    $4,204.35     360      1-Nov-31     $639,462.32
9288168    SAN DIEGO                CA     92129     SFD     7.000      6.500    $2,328.56     360      1-Nov-31     $349,713.11
9288630    LOS ANGELES              CA     90402     SFD     7.625      6.500    $3,567.28     360      1-Nov-31     $503,635.22
9289497    SAN FRANCISCO            CA     94122     SFD     6.875      6.500    $2,936.48     360      1-Dec-31     $447,000.00
9289539    NAPA                     CA     94558     SFD     6.625      6.358    $3,489.70     360      1-Nov-31     $544,519.15
9289794    OAKLAND                  CA     94611     SFD     7.375      6.500    $5,387.27     360      1-Nov-31     $779,406.48
9290131    WINDSOR                  CA     95492     SFD     7.375      6.500    $2,486.43     360      1-Nov-31     $359,726.07
9290556    POWELL BUTTE             OR     97753     SFD     7.125      6.500    $3,132.80     360      1-Nov-31     $464,628.14
9295338    BAKERSFIELD              CA     93305     SFD     6.750      6.483    $2,288.84     360      1-Nov-31     $352,586.17
9295932    DANVILLE                 CA     94526     SFD     7.000      6.500    $2,654.56     360      1-Nov-31     $398,672.94
9296666    DULUTH                   GA     30097     SFD     6.750      6.483    $2,951.13     360      1-Nov-31     $454,608.25
9299108    REDWOOD CITY             CA     94061     SFD     6.750      6.483    $2,848.65     360      1-Nov-31     $438,821.85
9300229    LOOMIS                   CA     95650     SFD     6.875      6.500    $3,350.34     360      1-Nov-31     $509,571.54
9300906    NEWARK                   CA     94560     SFD     6.750      6.483    $2,244.15     360      1-Nov-31     $345,702.10
9300922    FREMONT                  CA     94536     SFD     6.875      6.500    $2,397.47     360      1-Nov-31     $364,643.39
9304445    ATLANTA                  GA     30305     LCO     6.750      6.483    $2,529.54     360      1-Nov-31     $389,664.21
9305269    MISSION VIEJO            CA     92692     SFD     7.000      6.500    $2,195.50     360      1-Nov-31     $329,729.50
9305582    LOS ALAMITOS             CA     90720     SFD     6.750      6.483    $3,619.18     360      1-Nov-31     $557,519.57
9305806    LOS GATOS                CA     95032     SFD     6.875      6.500    $2,734.47     360      1-Nov-31     $415,900.30
9307331    HALF MOON BAY            CA     94019     SFD     7.000      6.500    $2,514.85     360      1-Nov-31     $377,690.15
9307646    PETALUMA                 CA     94952     SFD     6.875      6.500    $2,233.56     360      1-Nov-31     $339,714.36
9308347    SAN FRANCISCO            CA     94127     SFD     6.875      6.500    $2,378.09     360      1-Nov-31     $361,695.87
9308415    SAN ANSELMO              CA     94960     SFD     6.875      6.500    $2,049.62     360      1-Dec-31     $312,000.00
9308529    PORTLAND                 OR     97229     SFD     6.875      6.500    $4,267.41     360      1-Nov-31     $649,054.26
9308834    MARTINEZ                 CA     94553     SFD     6.750      6.483    $1,965.26     360      1-Dec-31     $303,000.00
9309212    GRANITE BAY              CA     95746     SFD     6.875      6.500    $3,889.02     360      1-Dec-31     $592,000.00
9309790    PETALUMA                 CA     94954     SFD     6.750      6.483    $2,529.54     360      1-Nov-31     $389,664.21
9311366    NEWARK                   CA     94560     SFD     7.375      6.500    $2,652.20     360      1-Nov-31     $383,707.80
9314220    CAMBRIA                  CA     93428     SFD     7.000      6.500    $3,160.19     360      1-Nov-31     $474,610.64
9314477    LA GRANGE                IL     60525     SFD     6.875      6.500    $3,462.02     360      1-Dec-31     $527,000.00
9314816    YUCAIPA                  CA     92399     SFD     7.125      6.500    $2,290.65     360      1-Dec-31     $340,000.00
9315359    VACAVILLE                CA     95688     SFD     7.000      6.500    $2,943.97     360      1-Nov-31     $442,137.28
9315390    OAKLAND                  CA     94605     SFD     6.875      6.500    $2,772.24     360      1-Nov-31     $421,645.47
9315607    GRANITE BAY              CA     95746     SFD     6.875      6.500    $3,908.73     360      1-Dec-31     $595,000.00
9316878    SANTA CLARA              CA     95051     SFD     6.750      6.483    $3,307.85     360      1-Nov-31     $509,560.90
9319252    SAN FRANCISCO            CA     94131     SFD     6.625      6.358    $3,452.56     360      1-Nov-31     $538,724.27
9320508    SAN JOSE                 CA     95129     SFD     7.000      6.500    $3,592.64     360      1-Nov-31     $539,557.36
9323601    SAN MATEO                CA     94402     SFD     6.750      6.483    $3,022.47     360      1-Nov-31     $465,598.78
9324740    RAMONA                   CA     92065     SFD     7.000      6.500    $2,544.79     360      1-Nov-31     $382,186.46
9324757    GLENVIEW                 IL     60025     SFD     6.875      6.500    $2,890.49     360      1-Nov-31     $439,630.34
9325127    OAKLAND                  CA     94618     MF2     6.750      6.483    $3,533.57     360      1-Nov-31     $544,330.93
9325611    LOS ANGELES              CA     91316     SFD     7.125      6.500    $4,311.80     360      1-Oct-31     $638,973.36
9325703    SAN JUAN BAUTISTA        CA     95045     SFD     6.875      6.500    $2,118.60     360      1-Oct-31     $321,956.56
9326420    SUNOL                    CA     94586     SFD     6.875      6.500    $2,430.64     360      1-Oct-31     $369,376.52
9326585    OAKLAND                  CA     94618     SFD     7.125      6.500    $2,708.35     360      1-Oct-31     $401,355.15
9326706    CALABASAS                CA     91302     SFD     7.250      6.500    $5,184.54     360      1-Oct-31     $758,810.68
9326836    MILL VALLEY              CA     94941     SFD     6.875      6.500    $5,846.67     360      1-Nov-31     $889,252.29
9327300    SANTA ROSA               CA     95409     SFD     7.250      6.500    $2,858.32     360      1-Oct-31     $418,344.30
9327320    DUBLIN                   CA     94568     SFD     7.375      6.500    $2,141.10     360      1-Nov-31     $309,764.11
9328186    LAFAYETTE                CA     94549     SFD     7.250      6.500    $4,434.15     360      1-Nov-31     $649,492.93
9328222    MILL VALLEY              CA     94941     SFD     7.000      6.500    $4,324.47     360      1-Nov-31     $649,467.20
9328346    MOUNTAIN VIEW            CA     94040     SFD     6.875      6.500    $3,400.27     360      1-Oct-31     $516,727.81
9328449    LOS ANGELES              CA     90049     SFD     7.000      6.500    $3,991.82     360      1-Oct-31     $599,013.49
9328453    LAFAYETTE                CA     94549     SFD     6.875      6.500    $2,299.25     360      1-Nov-31     $349,705.96
9328496    MORGAN HILL              CA     95037     SFD     6.750      6.483    $2,821.41     360      1-Oct-31     $434,248.83
9328528    STAR                     ID     83669     SFD     6.875      6.500    $2,627.72     360      1-Oct-31     $399,325.97
9328553    WALNUT CREEK             CA     94596     SFD     7.000      6.500    $2,854.15     360      1-Nov-31     $428,648.35
9328606    ROSEVILLE                CA     95661     SFD     6.875      6.500    $2,404.36     360      1-Oct-31     $364,980.98
9328634    VILLA PARK               CA     92861     SFD     6.750      6.483    $3,411.47     360      1-Nov-31     $525,522.14
9329563    DAYTONA BEACH            FL     32127     LCO     7.375      6.500    $2,237.79     360      1-Nov-31     $323,753.46
9329993    SANTA ANA (AREA)         CA     92705     SFD     7.125      6.500    $2,955.94     360      1-Oct-31     $438,046.19
9330155    LOS ANGELES              CA     91602     SFD     7.625      6.500    $3,344.33     360      1-Oct-31     $471,813.85
9330341    DANVILLE                 CA     94506     SFD     7.000      6.500    $2,040.49     360      1-Nov-31     $306,448.59
9330374    WEST HOLLYWOOD           CA     90048     SFD     8.500      6.500    $3,075.66     360      1-Nov-31     $399,757.67
9330598    BROOMFIELD               CO     80020     SFD     6.875      6.500    $2,952.98     360      1-Nov-31     $449,135.36
9330896    SAN CARLOS               CA     94070     SFD     7.000      6.500    $3,512.80     360      1-Oct-31     $527,131.88
9330910    SANTA CRUZ               CA     95062     SFD     6.875      6.500    $3,284.65     360      1-Oct-31     $499,157.46
9330918    SALINAS                  CA     93908     SFD     6.875      6.500    $2,299.25     360      1-Oct-31     $349,410.23
9330982    PLEASANTON               CA     94566     SFD     7.250      6.500    $3,410.89     360      1-Nov-31     $499,609.94
9331000    BERKELEY                 CA     94708     SFD     6.875      6.500    $6,568.96     360      1-Nov-31     $999,109.92
9331057    SAN JOSE                 CA     95124     SFD     6.875      6.500    $2,726.26     360      1-Oct-31     $414,300.69
9331062    SAN JOSE                 CA     95128     SFD     7.375      6.500    $2,638.73     360      1-Nov-31     $381,759.29
9331232    SARATOGA                 CA     95070     SFD     6.875      6.500    $2,483.19     360      1-Nov-31     $377,682.44
9331646    FRESNO                   CA     93711     SFD     6.750      6.483    $2,951.13     360      1-Nov-31     $454,608.25
9332018    SAN FRANCISCO            CA     94114     SFD     7.250      6.500    $2,977.70     360      1-Oct-31     $435,816.92
9332150    SAN FRANCISCO            CA     94127     SFD     7.000      6.500    $3,326.52     360      1-Oct-31     $499,177.91
9332678    BURLINGAME               CA     94010     SFD     7.250      6.500    $2,558.17     360      1-Oct-31     $374,413.15
9332702    SAN FRANCISCO            CA     94118     SFD     6.750      6.483    $3,839.70     360      1-Oct-31     $590,977.73
9332796    SUNNYVALE                CA     94086     SFD     6.875      6.500    $2,138.31     360      1-Nov-31     $325,226.53
9332969    SAN JOSE                 CA     95133     SFD     7.000      6.500    $2,780.97     360      1-Oct-31     $417,312.72
9333671    LIVERMORE                CA     94550     SFD     7.250      6.500    $2,544.52     360      1-Nov-31     $372,709.02
9333952    EL DORADO HILLS          CA     95762     SFD     7.250      6.500    $6,821.77     360      1-Nov-31     $999,219.90
9333953    SACRAMENTO               CA     95864     SFD     6.875      6.500    $4,270.04     360      1-Nov-31     $649,453.92
9333999    ORINDA                   CA     94563     SFD     6.750      6.483    $3,294.88     360      1-Nov-31     $507,562.62
9334087    ORINDA                   CA     94563     SFD     6.875      6.500    $3,928.44     360      1-Dec-31     $598,000.00
9334103    PLEASANTON               CA     94566     SFD     6.750      6.483    $2,334.96     360      1-Nov-31     $359,690.04
9334139    SAN JOSE                 CA     95126     SFD     7.125      6.500    $2,896.99     360      1-Oct-31     $429,310.23
9334293    SUNNYVALE                CA     94087     SFD     6.750      6.483    $2,218.21     360      1-Nov-31     $341,705.54
9334692    OAKLAND                  CA     94610     SFD     7.250      6.500    $3,058.88     360      1-Nov-31     $448,050.20
9334693    OAKLAND                  CA     94610     SFD     7.250      6.500    $2,994.76     360      1-Nov-31     $438,657.53
9334736    CAMPBELL                 CA     95008     SFD     6.875      6.500    $3,448.88     360      1-Oct-31     $524,115.34
9334798    KENSINGTON               CA     94707     SFD     6.875      6.500    $2,785.38     360      1-Nov-31     $423,643.79
9335098    DUBLIN                   CA     94568     SFD     7.125      6.500    $2,209.80     360      1-Nov-31     $325,047.50
9335118    MORGAN HILL              CA     95037     SFD     6.875      6.500    $2,453.63     360      1-Nov-31     $373,186.21
9335140    SARATOGA                 CA     95070     SFD     7.250      6.500    $2,728.71     360      1-Nov-31     $399,687.96
9335721    PLACERVILLE              CA     95667     SFD     7.375      6.500    $5,677.35     360      1-Nov-31     $819,374.52
9335836    SALINAS                  CA     93906     SFD     7.000      6.500    $2,099.03     360      1-Nov-31     $315,241.39
9336477    LOS ALTOS                CA     94024     SFD     7.000      6.500    $3,925.29     360      1-Nov-31     $589,516.38
9336482    SAN FRANCISCO            CA     94115     LCO     7.125      6.500    $3,099.11     360      1-Nov-31     $459,632.14
9336484    SARATOGA                 CA     95070     SFD     6.875      6.500    $2,463.49     360      1-Nov-31     $374,684.95
9336495    SCOTTS VALLEY            CA     95066     SFD     6.500      6.233    $2,559.88     360      1-Nov-31     $404,633.87
9336627    SCOTTS VALLEY            CA     95066     SFD     6.750      6.483    $2,185.78     360      1-Nov-31     $336,709.85
9336934    WESTLAKE VILLAGE         CA     91361     SFD     7.625      6.500    $3,255.85     360      1-Dec-31     $460,000.00
9337794    SAN BRUNO                CA     94066     SFD     7.125      6.500    $2,620.77     360      1-Nov-31     $388,688.92
9337806    SANTA CLARA              CA     95050     SFD     7.000      6.500    $2,255.38     360      1-Nov-31     $338,722.12
9337808    PLEASANTON               CA     94588     SFD     6.750      6.483    $2,561.97     360      1-Nov-31     $394,659.91
9337880    RANCHO MURIETA           CA     95683     SFD     7.375      6.500    $2,383.52     360      1-Nov-31     $344,837.41
9337928    SAN JOSE                 CA     95138     SFD     6.750      6.483    $2,146.86     360      1-Nov-31     $330,215.02
9337929    CARMEL                   CA     93923     SFD     6.750      6.483    $2,853.84     360      1-Nov-31     $439,621.16
9338004    SAN FRANCISCO            CA     94121     MF2     7.125      6.500    $4,015.37     360      1-Nov-31     $595,523.38
9338020    SUNNYVALE                CA     94087     SFD     7.125      6.500    $2,438.87     360      1-Oct-31     $361,419.30
9338045    CONCORD                  CA     94521     SFD     7.125      6.500    $2,843.10     360      1-Oct-31     $421,323.05
9338084    SAN GERONIMO             CA     94963     SFD     7.125      6.500    $2,580.35     360      1-Nov-31     $382,693.71
9338125    BODEGA BAY               CA     94923     SFD     7.625      6.500    $2,385.27     360      1-Nov-31     $336,756.08
9338165    WALNUT CREEK             CA     94598     SFD     7.375      6.500    $2,237.79     360      1-Nov-31     $323,753.46
9338171    PLEASANTON               CA     94566     SFD     6.625      6.358    $3,521.71     360      1-Nov-31     $549,514.75
9338382    SAN JOSE                 CA     95120     SFD     7.125      6.500    $2,694.88     360      1-Nov-31     $399,680.12
9338476    SAN FRANCISCO            CA     94109     LCO     6.500      6.233    $3,160.34     360      1-Nov-31     $499,547.99
9338663    SAN FRANCISCO            CA     94131     LCO     7.500      6.500    $2,192.04     360      1-Nov-31     $313,267.34
9338781    SARASOTA                 FL     34241     SFD     6.875      6.500    $2,091.01     360      1-Nov-31     $318,032.58
9339316    IRVINE                   CA     92612     SFD     7.250      6.500    $2,885.61     360      1-Nov-31     $422,670.02
9339530    RLLNG HLS EST            CA     90274     SFD     6.875      6.500    $3,186.11     360      1-Nov-31     $484,592.54
9339547    SANTA CRUZ               CA     95062     SFD     7.500      6.500    $2,461.24     360      1-Nov-31     $351,738.76
9339605    ORINDA                   CA     94563     SFD     6.875      6.500    $3,350.34     360      1-Nov-31     $509,571.54
9339667    DANVILLE                 CA     94526     SFD     7.000      6.500    $3,539.41     360      1-Oct-31     $531,125.30
9339687    PLEASANTON               CA     94588     SFD     6.750      6.483    $5,188.79     360      1-Nov-31     $799,311.21
9339855    SOQUEL                   CA     95073     SFD     6.750      6.483    $3,161.92     360      1-Nov-31     $487,080.27
9339897    NEVADA CITY              CA     95959     SFD     7.000      6.500    $3,459.58     360      1-Oct-31     $519,145.02
9340337    FREMONT                  CA     94538     SFD     7.375      6.500    $2,276.47     360      1-Oct-31     $329,073.33
9340410    PALO ALTO                CA     94306     SFD     7.375      6.500    $5,525.41     360      1-Nov-31     $799,391.26
9341500    SAINT CHARLES            IL     60174     SFD     6.875      6.500    $3,481.73     360      1-Nov-31     $529,554.73
9341991    SALT LAKE CITY           UT     84124     SFD     7.000      6.500    $6,653.03     360      1-Nov-31     $999,180.30
9342393    SAN JOSE                 CA     95112     SFD     6.875      6.500    $2,128.45     360      1-Oct-31     $323,454.04
9342471    SAN JOSE                 CA     95124     SFD     7.125      6.500    $3,099.11     360      1-Oct-31     $459,262.10
9342932    VILLA PARK               CA     92861     SFD     6.750      6.483    $2,101.46     360      1-Nov-31     $323,721.04
9343060    LOS ANGELES              CA     90272     SFD     6.750      6.483    $4,488.30     360      1-Nov-31     $690,892.50
9343218    OAKLAND                  CA     94601     MF2     7.250      6.500    $1,612.37     240      1-Nov-21     $201,632.50
9343343    SARATOGA                 CA     95070     SFD     6.750      6.483    $2,931.67     360      1-Nov-31     $451,610.83
9343434    PLEASANTON               CA     94566     SFD     7.000      6.500    $5,764.85     360      1-Nov-31     $865,789.73
9345489    LAKE FOREST              IL     60045     SFD     6.875      6.500    $3,153.26     360      1-Dec-31     $480,000.00
9345612    TRUCKEE                  CA     96161     SFD     6.500      6.233    $2,875.91     360      1-Nov-31     $454,588.67
9345950    EL DORADO HILLS          CA     95762     SFD     6.875      6.500    $2,824.80     360      1-Nov-31     $429,638.74
9346982    ALAMO                    CA     94507     SFD     6.750      6.483    $2,334.96     360      1-Nov-31     $359,690.04
9347494    TRACY                    CA     95377     SFD     7.000      6.500    $2,022.52     360      1-Nov-31     $303,750.81
9347501    TRUCKEE                  CA     96161     SFD     6.750      6.483    $3,470.00     360      1-Dec-31     $535,000.00
9348044    HOUSTON                  TX     77005     SFD     7.000      6.500    $4,324.47     360      1-Nov-31     $649,467.20
9348483    ALAMO                    CA     94507     SFD     6.875      6.500    $2,860.93     360      1-Nov-31     $435,134.12
9348870    PLEASANTON               CA     94566     SFD     6.500      6.233    $2,882.23     360      1-Nov-31     $455,587.77
9349614    LA FAYETTE               CA     94549     SFD     6.875      6.500    $4,270.04     360      1-Nov-31     $649,423.96
9350108    COLORADO SPRINGS         CO     80907     SFD     6.875      6.500    $3,701.80     360      1-Nov-31     $563,026.59
9352867    TEMPLETON                CA     93465     SFD     7.000      6.500    $3,991.82     360      1-Nov-31     $599,508.18
9353083    MILL VALLEY              CA     94941     SFD     7.000      6.500    $3,193.46     360      1-Dec-31     $480,000.00
9353822    PETALUMA                 CA     94954     SFD     7.000      6.500    $2,328.56     360      1-Nov-31     $349,713.11
9354049    TRACY                    CA     95377     SFD     6.875      6.500    $2,154.73     360      1-Dec-31     $328,000.00
9354867    SANTA MARIA              CA     93455     SFD     7.000      6.500    $3,168.51     360      1-Nov-31     $475,859.61
9354982    TRACY                    CA     95304     SFD     7.000      6.500    $2,694.48     360      1-Nov-31     $404,668.02
9355025    ALPHARETTA               GA     30022     SFD     6.625      6.358    $2,166.82     360      1-Dec-31     $338,400.00
9355066    JACKSONVILLE             OR     97530     SFD     6.750      6.483    $2,310.63     360      1-Nov-31     $355,943.28
9355102    CASTRO VALLEY            CA     94546     SFD     6.750      6.483    $1,978.23     360      1-Nov-31     $304,737.40
9355259    MONUMENT                 CO     80132     SFD     6.750      6.483    $2,639.80     360      1-Dec-31     $407,000.00
9355488    SAN RAMON                CA     94583     SFD     7.000      6.500    $4,191.41     360      1-Nov-31     $629,483.59
9356013    EMMETT                   ID     83617     SFD     6.750      6.483    $2,399.82     360      1-Dec-31     $370,000.00
9356753    MISSION VIEJO            CA     92692     SFD     6.875      6.500    $2,036.48     360      1-Dec-31     $310,000.00
9356817    CUPERTINO                CA     95014     SFD     6.875      6.500    $2,939.76     360      1-Nov-31     $447,124.04
9357104    DIABLO                   CA     94528     SFD     6.875      6.500    $6,503.60     360      1-Nov-31     $989,168.28
9357443    SAN FRANCISCO            CA     94127     SFD     6.750      6.483    $3,476.49     360      1-Nov-31     $535,538.51
9357768    SEAL BEACH               CA     90740     SFD     6.750      6.483    $2,218.21     360      1-Dec-31     $342,000.00
9357877    OLYMPIC VALLEY           CA     96146     SFD     6.750      6.483    $2,004.17     360      1-Nov-31     $308,733.96
9358449    REDWOOD CITY             CA     94061     SFD     6.750      6.483    $2,107.95     360      1-Nov-31     $324,720.18
9358536    LAKE OSWEGO              OR     97034     SFD     7.625      6.500    $3,365.56     360      1-Nov-31     $475,155.85
9358803    SUDBURY                  MA     01776     SFD     6.375      6.108    $2,277.13     360      1-Dec-31     $365,000.00
9358831    ATLANTA                  GA     30350     SFD     6.875      6.500    $2,532.46     360      1-Nov-31     $385,176.13
9358895    SAN JOSE                 CA     95125     SFD     6.875      6.500    $2,989.03     360      1-Nov-31     $454,617.74
9359073    LAKE ZURICH              IL     60047     SFD     6.875      6.500    $2,102.18     360      1-Nov-31     $319,731.15
9359359    SEBASTOPOL               CA     95472     SFD     7.000      6.500    $2,162.24     360      1-Nov-31     $324,733.59
9359636    FOLSOM                   CA     95630     SFD     7.000      6.500    $2,661.21     360      1-Nov-31     $399,672.12
9359922    HUNTINGTON BEACH         CA     92648     SFD     6.625      6.358    $2,823.78     360      1-Nov-31     $440,610.91
9359954    PETALUMA                 CA     94954     SFD     6.750      6.483    $3,709.99     360      1-Nov-31     $571,507.51
9360800    TRUCKEE                  CA     96161     SFD     6.875      6.500    $2,299.25     360      1-Nov-31     $349,705.96
9360808    MONTCLAIR                NJ     07042     SFD     6.875      6.500    $2,614.58     360      1-Nov-31     $397,665.63
9360914    GLENVIEW                 IL     60025     SFD     7.125      6.500    $2,162.64     360      1-Nov-31     $320,743.30
9361257    ASHBURN                  VA     20148     SFD     6.875      6.500    $2,211.88     360      1-Dec-31     $336,700.00
9361401    CLAYTON                  CA     94517     SFD     7.125      6.500    $2,896.99     360      1-Nov-31     $429,656.14
9361420    LAFAYETTE                CA     94549     SFD     7.125      6.500    $2,664.56     360      1-Nov-31     $395,183.72
9361915    RIVER FOREST             IL     60305     SFD     6.875      6.500    $2,627.72     360      1-Dec-31     $400,000.00
9362040    SAN ANSELMO              CA     94960     SFD     7.125      6.500    $5,251.64     360      1-Nov-31     $778,876.64
9362454    SALEM                    OR     97302     SFD     6.750      6.483    $2,367.39     360      1-Dec-31     $365,000.00
9363595    SAN FRANCISCO            CA     94110     LCO     7.000      6.500    $2,770.99     360      1-Nov-31     $416,158.59
9363951    WATCHUNG                 NJ     07069     SFD     6.750      6.483    $4,183.46     360      1-Dec-31     $645,000.00
9364613    NOVATO                   CA     94947     SFD     6.750      6.483    $2,853.84     360      1-Nov-31     $439,621.16
9451494    LITTLETON                CO     80122     SFD     6.750      6.483    $1,997.16     360      1-Nov-31     $307,654.89


COUNT:                                  1251
WAC:                             7.001335987
WAM:                             357.3419773
WALTV:                           66.36415395

WFMBS
WFMBS   2001-32 EXHIBIT F-1
30 YEAR FIXED RATE NON-RELOCATION  LOANS (TABLE CONTINUED)

(i)         (x)         (xi)         (xii)       (xiii)         (xiv)           (xv)
-------------------------------------------------------------------------------------
MORTGAGE                            MORTGAGE                   MASTER           FIXED
LOAN                               INSURANCE     SERVICE       SERVICE        RETAINED
NUMBER      LTV        SUBSIDY        CODE         FEE           FEE            YIELD
-------------------------------------------------------------------------------------
0074271    80.00                                  0.250        0.017           0.233
77484      67.22                                  0.250        0.017           0.108
100812     79.44                                  0.250        0.017           0.233
1009912    80.00                                  0.250        0.017           0.483
1011670    80.00                                  0.250        0.017           0.733
1011773    80.00                                  0.250        0.017           0.358
1012261    80.00                                  0.250        0.017           0.608
2041399    75.00                                  0.250        0.017           0.108
2049403    68.06                                  0.250        0.017           0.483
2052948    45.57                                  0.250        0.017           0.233
2113874    80.00                                  0.250        0.017           0.108
2144416    74.14                                  0.250        0.017           0.483
2187535    72.56                                  0.250        0.017           0.233
2921057    74.25                                  0.250        0.017           0.108
2928183    79.05                                  0.250        0.017           0.358
2938251    80.00                                  0.250        0.017           0.483
2944405    54.53                                  0.250        0.017           0.483
2983176    72.80                                  0.250        0.017           0.233
2985713    77.32                                  0.250        0.017           0.858
2987562    80.00                                  0.250        0.017           0.358
2988909    71.40                                  0.250        0.017           0.233
3521621    78.24                                  0.250        0.017           0.108
3838376    95.00                      06          0.250        0.017           0.358
3841611    54.44                                  0.250        0.017           0.108
3841634    60.00                                  0.250        0.017           0.108
3845201    79.98                                  0.250        0.017           0.108
3847051    69.73                                  0.250        0.017           0.233
3849413    55.27                                  0.250        0.017           0.233
3849560    79.85                                  0.250        0.017           0.608
3850053    80.00                                  0.250        0.017           0.483
3850133    75.00                                  0.250        0.017           0.108
3850160    55.37                                  0.250        0.017           0.108
3851129    80.00                                  0.250        0.017           0.483
3851761    33.33                                  0.250        0.017           0.483
3854186    74.10                                  0.250        0.017           0.233
3854356    80.00                                  0.250        0.017           0.483
3856320    80.00                                  0.250        0.017           0.483
3858725    80.00                                  0.250        0.017           0.483
3890132    59.73                                  0.250        0.017           0.108
3890568    43.75                                  0.250        0.017           0.233
3890730    80.00                                  0.250        0.017           0.108
3891020    80.00                                  0.250        0.017           0.358
3891559    79.60                                  0.250        0.017           0.233
3892021    80.00                                  0.250        0.017           0.358
3914771    56.43                                  0.250        0.017           0.108
3941957    59.33                                  0.250        0.017           0.358
4066138    80.00                                  0.250        0.017           0.233
4083028    95.00                      01          0.250        0.017           0.983
4092730    71.69                                  0.250        0.017           0.608
4096517    52.63                                  0.250        0.017           0.108
4101366    63.30                                  0.250        0.017           0.608
4125746    78.65                                  0.250        0.017           0.233
4130118    75.16                                  0.250        0.017           0.733
4134425    62.92                                  0.250        0.017           0.108
4174926    95.00                      01          0.250        0.017           0.608
4188223    74.87                                  0.250        0.017           0.233
4212555    80.00                                  0.250        0.017           0.483
4215086    66.79                                  0.250        0.017           0.233
4226005    61.40                                  0.250        0.017           0.108
4227495    70.00                                  0.250        0.017           0.233
4230460    65.12                                  0.250        0.017           0.358
4232024    59.22                                  0.250        0.017           0.233
4232741    60.39                                  0.250        0.017           0.108
4233091    58.96                                  0.250        0.017           0.358
4234987    66.90                                  0.250        0.017           0.233
4235425    74.96                                  0.250        0.017           0.608
4235496    80.00                                  0.250        0.017           0.608
4235643    63.12                                  0.250        0.017           0.733
4241892    69.83                                  0.250        0.017           0.358
4243533    80.00                                  0.250        0.017           0.358
4244249    70.37                                  0.250        0.017           0.483
4248961    42.45                                  0.250        0.017           0.000
4249494    75.00                                  0.250        0.017           0.733
4251327    75.08                                  0.250        0.017           0.483
4251474    79.00                                  0.250        0.017           0.483
4251983    70.00                                  0.250        0.017           0.733
4253943    55.80                                  0.250        0.017           0.608
4254726    68.03                                  0.250        0.017           0.108
4254964    53.13                                  0.250        0.017           0.000
4255144    75.08                                  0.250        0.017           0.733
4255302    60.00                                  0.250        0.017           0.733
4256173    54.39                                  0.250        0.017           0.108
4258283    80.00                                  0.250        0.017           0.000
4264732    66.93                                  0.250        0.017           0.858
4266179    80.00                                  0.250        0.017           0.000
4267538    78.39                                  0.250        0.017           0.233
4269343    59.09                                  0.250        0.017           0.233
4269546    30.12                                  0.250        0.017           0.358
4270917    64.86                                  0.250        0.017           0.000
4275678    62.26                                  0.250        0.017           0.108
4276696    80.00                                  0.250        0.017           0.000
4278183    80.00                                  0.250        0.017           0.858
4280464    68.76                                  0.250        0.017           0.233
4281147    80.00                                  0.250        0.017           0.233
4281769    70.00                                  0.250        0.017           0.000
4284185    79.22                                  0.250        0.017           0.483
4284663    68.37                                  0.250        0.017           0.108
4288561    80.00                                  0.250        0.017           0.108
4288652    79.99                                  0.250        0.017           0.233
4288871    66.77                                  0.250        0.017           0.608
4289802    95.00                      12          0.250        0.017           0.000
4290308    75.00                                  0.250        0.017           0.233
4290830    80.00                                  0.250        0.017           0.108
4292155    79.99                                  0.250        0.017           0.358
4292437    69.29                                  0.250        0.017           0.358
4294341    51.54                                  0.250        0.017           0.108
4294626    72.82                                  0.250        0.017           0.858
4295113    72.55                                  0.250        0.017           0.358
4295134    69.98                                  0.250        0.017           0.108
4295225    80.00                                  0.250        0.017           0.733
4295296    42.31                                  0.250        0.017           0.108
4295379    60.00                                  0.250        0.017           0.608
4296412    39.61                                  0.250        0.017           0.733
4296681    67.20                                  0.250        0.017           0.358
4298982    50.50                                  0.250        0.017           0.108
4299638    80.00                                  0.250        0.017           0.733
4300155    79.91                                  0.250        0.017           0.233
4300314    89.50                      13          0.250        0.017           0.733
4300717    55.52                                  0.250        0.017           0.000
4301423    78.71                                  0.250        0.017           0.608
4303719    68.95                                  0.250        0.017           0.108
4303846    75.00                                  0.250        0.017           0.000
4303874    69.98                                  0.250        0.017           0.483
4304314    79.83                                  0.250        0.017           0.608
4304403    32.48                                  0.250        0.017           0.233
4304695    80.00                                  0.250        0.017           0.483
4304752    54.02                                  0.250        0.017           0.608
4305069    80.00                                  0.250        0.017           0.358
4305156    76.01                                  0.250        0.017           0.358
4305516    75.00                                  0.250        0.017           0.608
4305608    79.56                                  0.250        0.017           0.483
4306109    51.28                                  0.250        0.017           0.108
4306801    56.82                                  0.250        0.017           0.483
4307052    80.00                                  0.250        0.017           0.000
4307135    62.50                                  0.250        0.017           0.000
4307220    71.55                                  0.250        0.017           0.108
4307531    50.00                                  0.250        0.017           0.108
4307556    70.00                                  0.250        0.017           0.233
4307644    55.71                                  0.250        0.017           0.358
4307686    52.58                                  0.250        0.017           0.108
4307863    73.68                                  0.250        0.017           0.233
4307999    39.90                                  0.250        0.017           0.608
4308753    64.44                                  0.250        0.017           0.000
4308930    18.60                                  0.250        0.017           0.608
4309676    18.41                                  0.250        0.017           0.000
4310212    90.00                      11          0.250        0.017           0.233
4310491    80.00                                  0.250        0.017           0.000
4310593    67.86                                  0.250        0.017           0.233
4310818    70.00                                  0.250        0.017           0.000
4311302    59.03                                  0.250        0.017           0.233
4311483    69.12                                  0.250        0.017           0.483
4311717    73.77                                  0.250        0.017           0.483
4312094    84.98                      01          0.250        0.017           0.483
4312374    79.99                                  0.250        0.017           0.108
4312437    43.64                                  0.250        0.017           0.108
4312453    77.72                                  0.250        0.017           0.233
4313329    55.36                                  0.250        0.017           0.108
4313430    64.42                                  0.250        0.017           0.233
4314141    69.57                                  0.250        0.017           0.608
4314629    79.99                                  0.250        0.017           0.608
4314827    70.00                                  0.250        0.017           0.233
4314912    47.78                                  0.250        0.017           0.000
4314984    78.26                                  0.250        0.017           0.108
4315190    39.16                                  0.250        0.017           0.108
4315728    55.64                                  0.250        0.017           0.483
4316141    79.78                                  0.250        0.017           0.483
4316211    25.81                                  0.250        0.017           0.233
4316290    72.73                                  0.250        0.017           0.608
4316520    77.00                                  0.250        0.017           0.358
4316538    80.00                                  0.250        0.017           0.608
4316628    74.00                                  0.250        0.017           0.108
4316954    75.00                                  0.250        0.017           0.483
4317072    68.78                                  0.250        0.017           0.358
4317097    69.12                                  0.250        0.017           0.358
4317471    84.78                      11          0.250        0.017           0.983
4317510    73.00                                  0.250        0.017           0.983
4317622    58.28                                  0.250        0.017           0.233
4317635    35.20                                  0.250        0.017           0.108
4318185    67.78                                  0.250        0.017           0.733
4318232    79.99                                  0.250        0.017           0.108
4318251    80.13                      24          0.250        0.017           0.608
4318285    62.27                                  0.250        0.017           0.358
4318583    69.68                                  0.250        0.017           0.483
4318584    80.00                                  0.250        0.017           0.233
4318738    69.23                                  0.250        0.017           0.358
4319094    74.53                                  0.250        0.017           0.608
4319148    79.99                                  0.250        0.017           0.358
4319165    79.99                                  0.250        0.017           0.233
4319292    59.57                                  0.250        0.017           0.108
4319345    50.50                                  0.250        0.017           0.108
4319524    65.31                                  0.250        0.017           0.000
4319600    37.76                                  0.250        0.017           0.108
4320924    39.47                                  0.250        0.017           0.483
4321396    64.24                                  0.250        0.017           0.608
4321487    80.00                                  0.250        0.017           0.108
4321569    69.43                                  0.250        0.017           0.608
4321575    75.00                                  0.250        0.017           0.858
4321770    74.24                                  0.250        0.017           0.233
4322401    64.83                                  0.250        0.017           0.108
4322453    69.18       GD 4YR                     0.250        0.017           0.000
4322885    61.26                                  0.250        0.017           0.000
4323160    80.00                                  0.250        0.017           0.483
4323439    50.75                                  0.250        0.017           0.733
4323510    79.18                                  0.250        0.017           0.108
4323603    70.00                                  0.250        0.017           0.233
4323786    85.00                      24          0.250        0.017           0.483
4323885    75.00                                  0.250        0.017           0.108
4324197    76.69                                  0.250        0.017           0.233
4324738    75.00                                  0.250        0.017           0.000
4325227    60.00                                  0.250        0.017           0.000
4325412    75.00                                  0.250        0.017           0.608
4325914    45.56                                  0.250        0.017           0.483
4325945    74.67                                  0.250        0.017           0.608
4326670    67.36                                  0.250        0.017           0.483
4326715    54.98                                  0.250        0.017           0.108
4326795    46.00                                  0.250        0.017           0.108
4326885    75.00                                  0.250        0.017           0.733
4327004    61.60                                  0.250        0.017           0.108
4327048    65.38                                  0.250        0.017           0.733
4327323    75.00                                  0.250        0.017           0.108
4328082    55.38                                  0.250        0.017           0.000
4328148    64.60                                  0.250        0.017           0.608
4328202    75.00                                  0.250        0.017           0.000
4328231    65.00                                  0.250        0.017           0.358
4328367    70.00                                  0.250        0.017           0.358
4328665    65.00                                  0.250        0.017           0.358
4328919    69.65                                  0.250        0.017           0.358
4329357    62.19                                  0.250        0.017           0.108
4329468    78.56                                  0.250        0.017           0.358
4329479    76.43                                  0.250        0.017           0.233
4329585    74.11                                  0.250        0.017           0.483
4329704    80.00                                  0.250        0.017           0.733
4329861    74.60                                  0.250        0.017           0.233
4329999    68.43                                  0.250        0.017           0.358
4330136    69.34                                  0.250        0.017           0.000
4330760    68.76                                  0.250        0.017           0.483
4330764    69.79                                  0.250        0.017           0.233
4330947    58.38                                  0.250        0.017           0.108
4331008    68.84                                  0.250        0.017           0.233
4331154    54.96                                  0.250        0.017           0.000
4331399    60.97                                  0.250        0.017           0.108
4331493    80.00                                  0.250        0.017           0.108
4331766    80.00                                  0.250        0.017           0.483
4332448    75.00                                  0.250        0.017           0.108
4333162    69.27                                  0.250        0.017           0.108
4333291    69.00                                  0.250        0.017           0.000
4334408    49.99                                  0.250        0.017           0.733
4334415    68.94                                  0.250        0.017           0.608
4334422    48.87                                  0.250        0.017           0.483
4334431    80.00                                  0.250        0.017           0.608
4334528    77.78                                  0.250        0.017           0.000
4334530    74.38                                  0.250        0.017           0.733
4334551    70.00                                  0.250        0.017           0.108
4334594    60.38                                  0.250        0.017           0.483
4334746    61.71                                  0.250        0.017           0.733
4334986    84.21                      24          0.250        0.017           0.000
4335284    62.03                                  0.250        0.017           0.233
4335515    57.44                                  0.250        0.017           0.233
4335802    60.92                                  0.250        0.017           0.233
4335909    75.00                                  0.250        0.017           0.483
4336070    94.80                      01          0.250        0.017           1.108
4336358    68.41                                  0.250        0.017           0.000
4336745    69.88                                  0.250        0.017           0.608
4336746    70.00                                  0.250        0.017           0.858
4336761    90.00                      06          0.250        0.017           1.233
4336802    48.57                                  0.250        0.017           0.000
4337071    58.94                                  0.250        0.017           0.233
4337437    38.29                                  0.250        0.017           0.233
4337452    74.58                                  0.250        0.017           0.108
4337553    79.21                                  0.250        0.017           0.000
4337640    64.86                                  0.250        0.017           0.000
4337674    73.00                                  0.250        0.017           0.858
4337800    75.00                                  0.250        0.017           0.000
4337805    49.06                                  0.250        0.017           0.358
4338180    57.60                                  0.250        0.017           0.108
4338210    80.00                                  0.250        0.017           0.000
4338255    80.00                                  0.250        0.017           0.358
4338263    53.65                                  0.250        0.017           0.000
4338558    74.19                                  0.250        0.017           0.358
4338572    80.00                                  0.250        0.017           0.108
4338578    66.18                                  0.250        0.017           0.358
4338744    70.00                                  0.250        0.017           0.483
4338757    60.54                                  0.250        0.017           0.358
4338938    58.63                                  0.250        0.017           0.000
4339043    61.65                                  0.250        0.017           0.483
4339112    56.18                                  0.250        0.017           0.108
4339194    80.00                                  0.250        0.017           0.358
4339221    43.22                                  0.250        0.017           0.000
4339346    76.00                                  0.250        0.017           0.358
4339535    68.87                                  0.250        0.017           0.233
4339580    60.36                                  0.250        0.017           0.483
4339609    60.00                                  0.250        0.017           0.108
4339739    74.72                                  0.250        0.017           0.233
4340209    73.11                                  0.250        0.017           0.000
4340302    75.18                                  0.250        0.017           0.358
4340312    73.39                                  0.250        0.017           0.108
4340441    80.00                                  0.250        0.017           0.108
4340455    80.00                                  0.250        0.017           0.233
4340789    52.00                                  0.250        0.017           0.358
4340842    74.13                                  0.250        0.017           0.108
4340847    57.14                                  0.250        0.017           0.608
4340912    79.83                                  0.250        0.017           0.108
4341184    39.00                                  0.250        0.017           0.233
4341349    90.00                      13          0.250        0.017           0.483
4341419    71.56                                  0.250        0.017           0.000
4341516    53.23                                  0.250        0.017           0.000
4341588    68.63                                  0.250        0.017           0.483
4341595    64.12                                  0.250        0.017           0.108
4341617    78.54                                  0.250        0.017           0.233
4341718    56.52                                  0.250        0.017           0.000
4341758    53.17                                  0.250        0.017           0.358
4341771    79.90                                  0.250        0.017           0.108
4341892    79.96                                  0.250        0.017           0.233
4342273    75.42                                  0.250        0.017           0.108
4342530    52.55                                  0.250        0.017           0.000
4342540    78.15                                  0.250        0.017           0.108
4342714    68.97                                  0.250        0.017           0.000
4342750    65.26                                  0.250        0.017           0.000
4342984    80.00                                  0.250        0.017           0.233
4343033    69.94                                  0.250        0.017           0.483
4343052    61.38                                  0.250        0.017           0.233
4343078    66.15                                  0.250        0.017           0.233
4343207    78.35                                  0.250        0.017           0.108
4343261    47.78                                  0.250        0.017           0.000
4343270    41.17                                  0.250        0.017           0.000
4343668    89.80                      11          0.250        0.017           0.858
4343671    53.72                                  0.250        0.017           0.233
4343793    36.31                                  0.250        0.017           0.108
4344133    37.80                                  0.250        0.017           0.358
4344162    63.83                                  0.250        0.017           0.108
4344447    60.92                                  0.250        0.017           0.108
4344492    53.64                                  0.250        0.017           0.233
4344627    36.96                                  0.250        0.017           0.000
4344638    42.86                                  0.250        0.017           0.233
4344720    59.93                                  0.250        0.017           0.233
4344851    78.07                                  0.250        0.017           0.733
4344873    80.00                                  0.250        0.017           0.108
4345050    70.41                                  0.250        0.017           0.483
4345104    69.79                                  0.250        0.017           0.000
4346108    50.00                                  0.250        0.017           0.108
4346315    47.86                                  0.250        0.017           0.000
4346402    75.00                                  0.250        0.017           0.000
4346504    54.05                                  0.250        0.017           0.358
4346583    80.00                                  0.250        0.017           0.483
4346633    69.16                                  0.250        0.017           0.108
4346926    80.00                                  0.250        0.017           0.358
4346992    73.37                                  0.250        0.017           0.000
4347098    65.88                                  0.250        0.017           0.000
4347168    75.00                                  0.250        0.017           0.483
4347432    58.35                                  0.250        0.017           0.233
4347677    80.00                                  0.250        0.017           0.000
4348535    74.26                                  0.250        0.017           0.000
4348613    85.00       GD 5YR         06          0.250        0.017           0.233
4348784    56.98                                  0.250        0.017           0.000
4348797    63.64                                  0.250        0.017           0.483
4349082    80.00                                  0.250        0.017           0.358
4349094    64.02                                  0.250        0.017           0.000
4349131    74.06                                  0.250        0.017           0.233
4349834    85.00                      24          0.250        0.017           0.608
4349914    73.10                                  0.250        0.017           0.108
4350413    80.00                                  0.250        0.017           0.233
4350568    73.82                                  0.250        0.017           0.108
4351432    80.00                                  0.250        0.017           0.108
4351654    72.12                                  0.250        0.017           0.000
4352277    95.00                      11          0.250        0.017           1.233
4352338    33.33                                  0.250        0.017           0.000
4352603    68.00                                  0.250        0.017           0.108
4352709    64.52                                  0.250        0.017           0.000
4352797    42.80                                  0.250        0.017           0.000
4352839    80.00                                  0.250        0.017           0.358
4352885    49.80                                  0.250        0.017           0.108
4352962    58.82                                  0.250        0.017           0.483
4352981    79.99                                  0.250        0.017           0.483
4353281    64.41                                  0.250        0.017           0.108
4353283    80.00                                  0.250        0.017           0.358
4353861    80.00                                  0.250        0.017           0.358
4354181    53.30                                  0.250        0.017           0.108
4354228    52.29                                  0.250        0.017           0.108
4354326    57.86                                  0.250        0.017           0.483
4354421    55.29                                  0.250        0.017           0.000
4354503    63.04                                  0.250        0.017           0.108
4354579    56.34                                  0.250        0.017           0.108
4354730    80.00                                  0.250        0.017           0.358
4354976    79.99                                  0.250        0.017           0.108
4355235    75.00                                  0.250        0.017           0.608
4355504    74.98                                  0.250        0.017           0.358
4355544    76.23                                  0.250        0.017           0.108
4356197    79.34                                  0.250        0.017           0.000
4356256    59.09                                  0.250        0.017           0.108
4356455    79.99                                  0.250        0.017           0.233
4356558    73.68                                  0.250        0.017           0.000
4356868    56.60                                  0.250        0.017           0.108
4356872    55.07                                  0.250        0.017           0.000
4356928    53.68                                  0.250        0.017           0.233
4357028    56.60                                  0.250        0.017           0.358
4357196    90.00                      01          0.250        0.017           0.000
4357538    50.77                                  0.250        0.017           0.108
4357602    80.00                                  0.250        0.017           0.483
4357603    79.04                                  0.250        0.017           0.108
4357637    80.00                                  0.250        0.017           0.000
4357741    53.85                                  0.250        0.017           0.233
4357858    70.00                                  0.250        0.017           0.000
4357910    43.90                                  0.250        0.017           0.233
4358120    76.32                                  0.250        0.017           0.358
4358418    54.72                                  0.250        0.017           0.000
4358460    60.00                                  0.250        0.017           0.000
4358683    80.00                                  0.250        0.017           0.000
4358795    80.00                                  0.250        0.017           0.233
4358846    58.61                                  0.250        0.017           0.108
4358932    84.71                      11          0.250        0.017           0.483
4359087    50.01                                  0.250        0.017           0.108
4359177    72.75                                  0.250        0.017           0.233
4359426    27.45                                  0.250        0.017           0.608
4359467    71.04                                  0.250        0.017           0.108
4359515    65.00                                  0.250        0.017           0.358
4359773    58.82                                  0.250        0.017           0.108
4359831    80.00                                  0.250        0.017           0.108
4359839    61.53                                  0.250        0.017           0.108
4359882    52.63                                  0.250        0.017           0.000
4360141    57.02                                  0.250        0.017           0.233
4360308    78.87                                  0.250        0.017           0.233
4360316    65.00                                  0.250        0.017           0.483
4360378    65.00                                  0.250        0.017           0.108
4360526    76.78                                  0.250        0.017           0.233
4360591    67.69                                  0.250        0.017           0.108
4360765    73.06                                  0.250        0.017           0.858
4361330    66.67                                  0.250        0.017           0.358
4361533    75.00                                  0.250        0.017           0.358
4362169    80.00                                  0.250        0.017           0.108
4362341    61.40                                  0.250        0.017           0.108
4362348    80.00                                  0.250        0.017           0.233
4362417    80.00                                  0.250        0.017           0.358
4362564    69.93                                  0.250        0.017           0.000
4362569    62.71                                  0.250        0.017           0.000
4363247    66.95                                  0.250        0.017           0.108
4363900    75.00                                  0.250        0.017           0.483
4363926    80.00                                  0.250        0.017           0.233
4363971    70.00                                  0.250        0.017           0.000
4363981    80.00                                  0.250        0.017           0.000
4364491    80.00                                  0.250        0.017           0.233
4364545    80.00                                  0.250        0.017           0.108
4365031    79.06                                  0.250        0.017           0.233
4365116    59.72                                  0.250        0.017           0.358
4365118    39.21                                  0.250        0.017           0.108
4365138    60.89                                  0.250        0.017           0.233
4365590    67.78                                  0.250        0.017           0.000
4365633    84.53                      24          0.250        0.017           0.358
4365638    54.75                                  0.250        0.017           0.000
4365786    75.00                                  0.250        0.017           0.983
4365900    70.13                                  0.250        0.017           0.000
4365914    29.24                                  0.250        0.017           0.000
4366072    38.15                                  0.250        0.017           0.358
4366165    58.98                                  0.250        0.017           0.108
4366447    69.50                                  0.250        0.017           0.108
4366482    57.00                                  0.250        0.017           0.358
4366626    65.47                                  0.250        0.017           0.108
4366934    33.12                                  0.250        0.017           0.000
4366999    51.12                                  0.250        0.017           0.108
4367135    61.91                                  0.250        0.017           0.108
4367275    58.47                                  0.250        0.017           0.000
4367314    74.20                                  0.250        0.017           0.483
4367386    47.45                                  0.250        0.017           0.233
4367442    58.12                                  0.250        0.017           0.108
4367448    70.00                                  0.250        0.017           0.000
4367553    59.09                                  0.250        0.017           0.233
4367736    69.45                                  0.250        0.017           0.233
4367848    64.00                                  0.250        0.017           0.000
4367998    56.67                                  0.250        0.017           0.108
4368054    61.48                                  0.250        0.017           0.108
4368121    55.38                                  0.250        0.017           0.483
4368524    69.57                                  0.250        0.017           0.108
4368561    52.83                                  0.250        0.017           0.000
4368664    66.34                                  0.250        0.017           0.000
4368756    61.02                                  0.250        0.017           0.000
4368857    49.82                                  0.250        0.017           0.108
4368869    53.69                                  0.250        0.017           0.108
4368928    56.29                                  0.250        0.017           0.233
4369155    78.11                                  0.250        0.017           0.000
4369178    80.00                                  0.250        0.017           0.000
4369181    52.02                                  0.250        0.017           0.108
4369240    79.99                                  0.250        0.017           0.108
4369297    45.37                                  0.250        0.017           0.000
4369331    50.62                                  0.250        0.017           0.000
4369383    56.47                                  0.250        0.017           0.233
4369415    73.87                                  0.250        0.017           0.000
4369430    57.69                                  0.250        0.017           0.000
4369552    46.05                                  0.250        0.017           0.000
4370125    55.86                                  0.250        0.017           0.108
4370446    80.00                                  0.250        0.017           0.233
4370612    70.00                                  0.250        0.017           0.108
4370779    80.00                                  0.250        0.017           0.733
4370881    80.00                                  0.250        0.017           0.733
4371136    54.00                                  0.250        0.017           0.000
4371180    79.99                                  0.250        0.017           0.000
4371329    39.01                                  0.250        0.017           0.108
4371343    47.17                                  0.250        0.017           0.108
4371553    66.00                                  0.250        0.017           0.108
4371557    74.58                                  0.250        0.017           0.233
4371751    65.34                                  0.250        0.017           0.108
4371754    68.29                                  0.250        0.017           0.483
4371767    55.58                                  0.250        0.017           0.358
4371872    64.10                                  0.250        0.017           0.108
4371898    28.61                                  0.250        0.017           0.000
4371984    74.07                                  0.250        0.017           0.108
4372073    69.98                                  0.250        0.017           0.000
4372219    78.32                                  0.250        0.017           0.108
4372242    67.06                                  0.250        0.017           0.483
4372260    53.33                                  0.250        0.017           0.000
4372695    80.00                                  0.250        0.017           0.000
4372767    61.67                                  0.250        0.017           0.000
4372936    65.56                                  0.250        0.017           0.108
4373217    80.00                                  0.250        0.017           0.108
4373290    66.11                                  0.250        0.017           0.000
4373359    52.63                                  0.250        0.017           0.108
4373396    61.67                                  0.250        0.017           0.000
4373398    68.50                                  0.250        0.017           0.108
4373507    21.93                                  0.250        0.017           0.000
4373524    69.87                                  0.250        0.017           0.358
4373708    80.00                                  0.250        0.017           0.233
4373729    69.84                                  0.250        0.017           0.108
4373751    51.28                                  0.250        0.017           0.108
4373813    61.54                                  0.250        0.017           0.000
4373954    52.00                                  0.250        0.017           0.233
4374020    76.86                                  0.250        0.017           0.000
4374127    60.13                                  0.250        0.017           0.000
4374323    73.44                                  0.250        0.017           0.233
4374336    62.13                                  0.250        0.017           0.000
4374342    42.44                                  0.250        0.017           0.000
4374377    45.62                                  0.250        0.017           0.108
4374467    74.09                                  0.250        0.017           0.608
4374539    63.33                                  0.250        0.017           0.000
4374582    50.96                                  0.250        0.017           0.000
4374618    68.04                                  0.250        0.017           0.108
4374757    56.39                                  0.250        0.017           0.000
4375412    56.84                                  0.250        0.017           0.000
4375530    55.25                                  0.250        0.017           0.000
4375554    78.21                                  0.250        0.017           0.000
4375574    67.71                                  0.250        0.017           0.108
4375638    69.89                                  0.250        0.017           0.108
4375690    63.22                                  0.250        0.017           0.000
4375719    80.00                                  0.250        0.017           0.000
4375735    54.74                                  0.250        0.017           0.000
4375903    70.00                                  0.250        0.017           0.000
4375987    64.58                                  0.250        0.017           0.000
4376001    62.98                                  0.250        0.017           0.108
4376195    80.00                                  0.250        0.017           0.483
4376296    63.75                                  0.250        0.017           0.233
4376320    80.00                                  0.250        0.017           0.358
4376323    57.57                                  0.250        0.017           0.108
4376686    80.00                                  0.250        0.017           0.233
4376735    68.52                                  0.250        0.017           0.000
4376889    53.51                                  0.250        0.017           0.000
4376890    65.68                                  0.250        0.017           0.108
4376934    50.28                                  0.250        0.017           0.000
4377337    70.00                                  0.250        0.017           0.000
4377360    50.73                                  0.250        0.017           0.233
4377526    55.33                                  0.250        0.017           0.108
4377655    65.00                                  0.250        0.017           0.000
4377749    79.91                                  0.250        0.017           0.358
4378003    61.60                                  0.250        0.017           0.000
4378327    65.00                                  0.250        0.017           0.000
4378380    69.89                                  0.250        0.017           0.108
4378384    70.00                                  0.250        0.017           0.108
4378564    73.20                                  0.250        0.017           0.233
4378578    60.93                                  0.250        0.017           0.108
4378594    68.52                                  0.250        0.017           0.000
4378763    45.00                                  0.250        0.017           0.000
4378985    76.94                                  0.250        0.017           0.000
4379056    90.00                      11          0.250        0.017           0.858
4379107    80.00                                  0.250        0.017           0.000
4379189    52.35                                  0.250        0.017           0.108
4379198    80.00                                  0.250        0.017           0.000
4379383    58.13       GD 3YR                     0.250        0.017           0.000
4379442    43.41                                  0.250        0.017           0.108
4379531    25.88                                  0.250        0.017           0.108
4379670    69.57                                  0.250        0.017           0.483
4379674    28.13                                  0.250        0.017           0.000
4379817    23.89                                  0.250        0.017           0.000
4379836    80.00                                  0.250        0.017           0.108
4379972    36.46                                  0.250        0.017           0.108
4379980    56.99                                  0.250        0.017           0.108
4380088    59.87                                  0.250        0.017           0.108
4380141    55.56                                  0.250        0.017           0.233
4380158    95.00                      33          0.250        0.017           0.233
4380179    51.48                                  0.250        0.017           0.108
4380202    47.87                                  0.250        0.017           0.000
4380347    68.97                                  0.250        0.017           0.233
4380600    60.39                                  0.250        0.017           0.000
4380613    55.74                                  0.250        0.017           0.108
4380746    66.67                                  0.250        0.017           0.000
4381108    68.12                                  0.250        0.017           0.000
4381321    95.00                      11          0.250        0.017           0.483
4381613    52.30                                  0.250        0.017           0.000
4381628    38.37                                  0.250        0.017           0.108
4381659    67.05                                  0.250        0.017           0.108
4381865    60.26                                  0.250        0.017           0.000
4382000    70.00                                  0.250        0.017           0.233
4382187    80.00                                  0.250        0.017           0.000
4382424    79.55                                  0.250        0.017           0.233
4382491    69.91                                  0.250        0.017           0.983
4382492    70.00                                  0.250        0.017           0.108
4382514    74.61                                  0.250        0.017           0.000
4382538    69.33                                  0.250        0.017           0.108
4382840    55.42                                  0.250        0.017           0.108
4383020    74.40                                  0.250        0.017           0.108
4383115    68.38                                  0.250        0.017           0.108
4383215    57.54                                  0.250        0.017           0.000
4383843    60.00                                  0.250        0.017           0.000
4383876    48.41                                  0.250        0.017           0.108
4383921    66.96                                  0.250        0.017           0.108
4384312    57.02                                  0.250        0.017           0.000
4384565    75.00                                  0.250        0.017           0.000
4384588    73.63                                  0.250        0.017           0.000
4384591    71.05                                  0.250        0.017           0.483
4384788    80.00                                  0.250        0.017           0.358
4385296    60.20                                  0.250        0.017           0.233
4385356    94.99                      06          0.250        0.017           0.483
4385451    11.80                                  0.250        0.017           0.358
4385564    74.52                                  0.250        0.017           0.108
4386238    40.00                                  0.250        0.017           0.108
4386327    74.51                                  0.250        0.017           0.108
4386573    50.00                                  0.250        0.017           0.000
4386618    75.79                                  0.250        0.017           0.000
4386653    56.70                                  0.250        0.017           0.233
4386832    51.05                                  0.250        0.017           0.108
4386888    79.37                                  0.250        0.017           0.000
4387303    62.66                                  0.250        0.017           0.108
4387318    59.72                                  0.250        0.017           0.233
4387382    46.67                                  0.250        0.017           0.108
4387462    70.00                                  0.250        0.017           0.358
4387471    80.00                                  0.250        0.017           0.108
4387686    44.81                                  0.250        0.017           0.358
4387833    69.69                                  0.250        0.017           0.108
4388022    80.00                                  0.250        0.017           0.358
4388170    65.16                                  0.250        0.017           0.000
4388235    79.87                                  0.250        0.017           0.000
4388532    78.60                                  0.250        0.017           0.108
4388549    40.16                                  0.250        0.017           0.108
4388694    90.00                      06          0.250        0.017           0.000
4388913    49.22                                  0.250        0.017           0.233
4389036    47.20                                  0.250        0.017           0.000
4389062    59.29                                  0.250        0.017           0.233
4389131    60.50                                  0.250        0.017           0.108
4389162    49.36                                  0.250        0.017           0.000
4389409    52.32                                  0.250        0.017           0.000
4389527    50.00                                  0.250        0.017           0.000
4389717    80.00                                  0.250        0.017           0.233
4389773    64.00                                  0.250        0.017           0.858
4390000    66.18                                  0.250        0.017           0.233
4390123    74.92                                  0.250        0.017           0.483
4390219    70.00                                  0.250        0.017           0.733
4390262    58.06                                  0.250        0.017           0.000
4390288    63.87                                  0.250        0.017           0.108
4390623    71.59                                  0.250        0.017           0.358
4391001    80.00                                  0.250        0.017           0.108
4391039    39.50                                  0.250        0.017           0.108
4391084    70.00                                  0.250        0.017           0.608
4391242    71.43                                  0.250        0.017           0.233
4391290    59.52                                  0.250        0.017           0.108
4391418    59.69                                  0.250        0.017           0.108
4391668    55.00                                  0.250        0.017           0.108
4391877    51.78                                  0.250        0.017           0.233
4392336    79.86                                  0.250        0.017           0.483
4392439    80.00                                  0.250        0.017           0.000
4392677    68.41                                  0.250        0.017           0.000
4392744    67.17                                  0.250        0.017           0.000
4392837    80.00                                  0.250        0.017           0.108
4392850    39.74                                  0.250        0.017           0.000
4393172    56.64                                  0.250        0.017           0.233
4393189    66.77                                  0.250        0.017           0.233
4393372    65.45                                  0.250        0.017           0.108
4393450    80.00                                  0.250        0.017           0.108
4393507    68.11                                  0.250        0.017           0.000
4393654    36.18                                  0.250        0.017           0.233
4393700    74.76                                  0.250        0.017           0.108
4393801    63.64                                  0.250        0.017           0.608
4393976    69.05                                  0.250        0.017           0.000
4394100    65.74                                  0.250        0.017           0.000
4395400    66.30                                  0.250        0.017           0.233
4395777    52.15                                  0.250        0.017           0.000
4395835    75.36                                  0.250        0.017           0.483
4395871    68.26                                  0.250        0.017           0.000
4395934    72.66                                  0.250        0.017           0.108
4395977    64.60                                  0.250        0.017           0.858
4395981    59.86                                  0.250        0.017           0.108
4396094    52.29                                  0.250        0.017           0.483
4396121    69.87                                  0.250        0.017           0.000
4396206    38.71                                  0.250        0.017           0.233
4396260    80.00                                  0.250        0.017           0.000
4396740    80.00                                  0.250        0.017           0.108
4397090    75.98                                  0.250        0.017           0.000
4397234    65.00                                  0.250        0.017           0.233
4397683    80.00                                  0.250        0.017           0.000
4397915    68.58                                  0.250        0.017           0.000
4398000    74.45                                  0.250        0.017           0.108
4398285    69.12                                  0.250        0.017           0.108
4398337    64.52                                  0.250        0.017           0.858
4398395    73.67                                  0.250        0.017           0.108
4398431    80.00                                  0.250        0.017           0.233
4398805    60.84                                  0.250        0.017           0.000
4399404    84.05                      24          0.250        0.017           0.233
4399524    69.68                                  0.250        0.017           0.108
4400056    75.40                                  0.250        0.017           0.000
4400357    80.00                                  0.250        0.017           0.000
4400533    45.65                                  0.250        0.017           0.358
4400744    38.76                                  0.250        0.017           0.108
4400967    68.18                                  0.250        0.017           0.108
4401009    67.80                                  0.250        0.017           0.233
4401224    70.00                                  0.250        0.017           0.000
4401260    69.71                                  0.250        0.017           0.000
4402503    54.85                                  0.250        0.017           0.000
4402782    41.44                                  0.250        0.017           0.108
4403048    58.54                                  0.250        0.017           0.000
4403081    75.00                                  0.250        0.017           0.733
4403283    72.43                                  0.250        0.017           0.000
4403494    68.75                                  0.250        0.017           0.108
4403798    77.00                                  0.250        0.017           0.108
4404271    75.00                                  0.250        0.017           0.483
4404288    76.60                                  0.250        0.017           0.000
4404709    47.75                                  0.250        0.017           0.108
4405231    70.00                                  0.250        0.017           0.108
4405327    80.00                                  0.250        0.017           0.000
4405422    51.96                                  0.250        0.017           0.358
4405578    80.00                                  0.250        0.017           0.233
4405816    80.00                                  0.250        0.017           0.358
4406135    51.77                                  0.250        0.017           0.000
4406562    80.00                                  0.250        0.017           0.108
4407188    80.00                                  0.250        0.017           0.000
4407687    79.99                                  0.250        0.017           0.608
4408206    80.00                                  0.250        0.017           0.108
4408735    73.68                                  0.250        0.017           0.108
4409044    54.07                                  0.250        0.017           0.108
4409264    60.95                                  0.250        0.017           0.108
4409306    80.00                                  0.250        0.017           0.233
4409405    80.00                                  0.250        0.017           0.358
4410490    80.00                                  0.250        0.017           0.000
4410626    80.00                                  0.250        0.017           0.358
4410959    80.00                                  0.250        0.017           0.233
4411083    68.83                                  0.250        0.017           0.233
4411122    67.95                                  0.250        0.017           0.108
4411334    54.08                                  0.250        0.017           0.000
4413153    55.43                                  0.250        0.017           0.108
4413307    95.00                      33          0.250        0.017           1.108
4413993    80.00                                  0.250        0.017           0.358
4415135    60.61                                  0.250        0.017           0.000
4415372    79.99                                  0.250        0.017           0.233
4416402    80.00                                  0.250        0.017           0.000
4416419    41.33                                  0.250        0.017           0.000
4416431    59.46                                  0.250        0.017           0.358
4417130    69.95                                  0.250        0.017           0.000
4417254    51.42                                  0.250        0.017           0.000
4417471    75.00                                  0.250        0.017           0.108
4417548    70.00                                  0.250        0.017           0.108
4418285    62.14                                  0.250        0.017           0.000
4421716    80.00                                  0.250        0.017           0.108
4421755    75.00                                  0.250        0.017           0.733
4422373    80.00                                  0.250        0.017           0.108
4423284    58.88                                  0.250        0.017           0.000
4423378    37.83                                  0.250        0.017           0.108
4423597    46.15                                  0.250        0.017           0.358
4423614    70.00                                  0.250        0.017           0.108
4425187    68.62                                  0.250        0.017           0.358
4425867    80.00                                  0.250        0.017           0.000
4426703    85.00                      01          0.250        0.017           0.233
4427086    39.48                                  0.250        0.017           0.108
4427163    80.00                                  0.250        0.017           0.108
4428254    66.04                                  0.250        0.017           0.108
4428965    70.00                                  0.250        0.017           0.000
4429511    48.48                                  0.250        0.017           0.000
4430216    79.85                                  0.250        0.017           0.000
4430343    75.50                                  0.250        0.017           0.000
4430514    52.32                                  0.250        0.017           0.108
4430588    27.38                                  0.250        0.017           0.000
4436382    70.00                                  0.250        0.017           0.233
4436468    90.00                      33          0.250        0.017           0.233
4437032    76.76                                  0.250        0.017           0.483
4437480    77.73                                  0.250        0.017           0.358
4440975    60.27                                  0.250        0.017           0.233
4441058    78.43                                  0.250        0.017           0.108
4441083    85.00                      11          0.250        0.017           0.000
4441211    68.42                                  0.250        0.017           0.108
4441508    73.53                                  0.250        0.017           0.358
4442897    79.99                                  0.250        0.017           0.108
4443819    80.00                                  0.250        0.017           0.000
4445617    67.98                                  0.250        0.017           0.000
4446234    55.11                                  0.250        0.017           0.000
4446459    43.89                                  0.250        0.017           0.108
4446826    80.00                                  0.250        0.017           0.000
4581278    80.00                                  0.250        0.017           0.733
4584645    70.00                                  0.250        0.017           0.108
4595120    80.00                                  0.250        0.017           0.000
4596763    69.28                                  0.250        0.017           0.233
4598587    80.00                                  0.250        0.017           0.233
4611737    77.04                                  0.250        0.017           0.483
4685644    72.56                                  0.250        0.017           0.108
4708749    80.00                                  0.250        0.017           0.233
4712246    80.00                                  0.250        0.017           0.233
4714226    79.11                                  0.250        0.017           0.358
4718144    66.79                                  0.250        0.017           0.108
4829537    78.19                                  0.250        0.017           0.108
4936571    80.00                                  0.250        0.017           0.358
5710973    80.00                                  0.250        0.017           0.358
5724286    67.04                                  0.250        0.017           0.358
5729844    80.00                                  0.250        0.017           0.483
5790848    80.00                                  0.250        0.017           0.483
5821558    80.00                                  0.250        0.017           0.233
5847734    60.27                                  0.250        0.017           0.483
5850302    75.96                                  0.250        0.017           0.733
5913910    77.62                                  0.250        0.017           0.108
5916764    80.00                                  0.250        0.017           0.358
5919420    79.99                                  0.250        0.017           0.233
5919846    75.00                                  0.250        0.017           0.233
5935224    34.06                                  0.250        0.017           0.108
5946839    48.36                                  0.250        0.017           0.233
5951414    40.46                                  0.250        0.017           0.358
5957114    66.00                                  0.250        0.017           0.233
5970616    44.65                                  0.250        0.017           0.000
5972304    73.67                                  0.250        0.017           0.358
5973874    75.98                                  0.250        0.017           0.233
5982437    68.31                                  0.250        0.017           0.108
5983373    94.99                      13          0.250        0.017           0.733
5983954    43.71                                  0.250        0.017           0.983
5985337    38.79                                  0.250        0.017           0.983
5986746    59.52                                  0.250        0.017           0.358
5986847    70.00                                  0.250        0.017           0.000
5989594    56.14                                  0.250        0.017           0.000
5999151    80.00                                  0.250        0.017           0.108
6017766    80.00                                  0.250        0.017           0.733
6018152    73.32                                  0.250        0.017           0.983
6023599    63.46                                  0.250        0.017           0.108
6028873    52.86                                  0.250        0.017           0.108
6036104    73.64                                  0.250        0.017           0.108
6040567    80.00                                  0.250        0.017           0.108
6214573    75.00                                  0.250        0.017           0.108
6216806    80.00                                  0.250        0.017           0.000
7755778    80.00                                  0.250        0.017           0.733
8066544    66.67                                  0.250        0.017           0.358
8081126    71.49                                  0.250        0.017           0.358
8091468    80.00                                  0.250        0.017           0.983
8095755    80.00                                  0.250        0.017           0.358
8102107    77.21                                  0.250        0.017           0.483
8138279    72.86                                  0.250        0.017           0.608
8140276    80.00                                  0.250        0.017           0.358
8151767    80.00                                  0.250        0.017           0.608
8167221    69.64                                  0.250        0.017           0.233
8199393    73.33                                  0.250        0.017           0.483
8200726    80.00                                  0.250        0.017           0.733
8201643    80.00                                  0.250        0.017           0.358
8203409    50.63                                  0.250        0.017           0.358
8213520    80.00                                  0.250        0.017           0.358
8250895    70.07                                  0.250        0.017           0.733
8303954    78.37                                  0.250        0.017           0.358
8308269    77.94                                  0.250        0.017           0.108
8308518    44.44                                  0.250        0.017           0.233
8313111    33.33                                  0.250        0.017           0.358
8317111    65.00                                  0.250        0.017           0.358
8320713    77.29                                  0.250        0.017           0.233
8321387    79.71                                  0.250        0.017           0.358
8325056    80.00                                  0.250        0.017           0.358
8326169    80.00                                  0.250        0.017           0.733
8335020    80.00                                  0.250        0.017           0.358
8340224    80.00                                  0.250        0.017           0.233
8361244    79.98                                  0.250        0.017           0.608
8365767    57.90                                  0.250        0.017           0.233
8369190    79.99                                  0.250        0.017           0.358
8369988    69.44                                  0.250        0.017           0.483
8372214    69.31                                  0.250        0.017           0.483
8374693    80.00                                  0.250        0.017           0.358
8376216    55.49                                  0.250        0.017           0.233
8378434    71.59                                  0.250        0.017           0.608
8380234    80.00                                  0.250        0.017           0.233
8382220    80.00                                  0.250        0.017           0.358
8382331    72.48                                  0.250        0.017           0.608
8385760    79.85                                  0.250        0.017           0.733
8396794    75.00                                  0.250        0.017           0.483
8414321    44.81                                  0.250        0.017           0.608
8416404    80.00                                  0.250        0.017           0.233
8418597    63.00                                  0.250        0.017           0.108
8424062    74.97                                  0.250        0.017           0.483
8431726    75.49                                  0.250        0.017           0.733
8435886    80.00                                  0.250        0.017           0.108
8440271    67.11                                  0.250        0.017           0.733
8443329    80.00                                  0.250        0.017           0.108
8444718    79.99                                  0.250        0.017           0.608
8448158    80.00                                  0.250        0.017           0.000
8462476    79.66                                  0.250        0.017           0.483
8472634    80.00                                  0.250        0.017           0.233
8475848    80.00                                  0.250        0.017           0.233
8477235    80.00                                  0.250        0.017           0.483
8490814    80.00                                  0.250        0.017           0.233
8496290    80.00                                  0.250        0.017           0.233
8500745    80.00                                  0.250        0.017           0.483
8502646    80.00                                  0.250        0.017           0.233
8505434    79.99                                  0.250        0.017           0.000
8505957    79.99                                  0.250        0.017           0.608
8515861    80.00                                  0.250        0.017           0.483
8528289    78.32                                  0.250        0.017           0.483
8531228    89.50                      01          0.250        0.017           0.608
8549736    60.84                                  0.250        0.017           0.233
8556148    80.00                                  0.250        0.017           0.108
8557158    79.99                                  0.250        0.017           0.000
8560392    80.00                                  0.250        0.017           0.358
8584015    79.98                                  0.250        0.017           0.483
8598755    90.00                      13          0.250        0.017           0.233
8654544    44.44                                  0.250        0.017           0.233
8660024    90.00                      06          0.250        0.017           0.233
8662544    80.00                                  0.250        0.017           0.108
8670681    80.00                                  0.250        0.017           0.233
8698312    80.00                                  0.250        0.017           0.483
8710366    65.12                                  0.250        0.017           0.733
8739770    80.00                                  0.250        0.017           0.358
8754106    62.94                                  0.250        0.017           0.233
8766686    75.00                                  0.250        0.017           0.608
8769675    63.48                                  0.250        0.017           1.108
8777114    80.00                                  0.250        0.017           0.233
8779267    64.16                                  0.250        0.017           0.358
8782033    80.00                                  0.250        0.017           0.858
8791194    79.99                                  0.250        0.017           0.483
8796528    36.36                                  0.250        0.017           0.358
8801395    80.00                                  0.250        0.017           0.608
8805477    31.17                                  0.250        0.017           0.108
8805853    80.00                                  0.250        0.017           0.483
8807444    47.37                                  0.250        0.017           0.233
8810587    80.00                                  0.250        0.017           0.000
8816416    85.20                      12          0.250        0.017           0.733
8820225    58.00                                  0.250        0.017           0.608
8829882    90.00                      01          0.250        0.017           0.733
8843812    72.35                                  0.250        0.017           0.483
8843840    79.99                                  0.250        0.017           0.233
8846688    50.25                                  0.250        0.017           0.358
8854918    80.00                                  0.250        0.017           0.000
8856366    60.00                                  0.250        0.017           0.608
8859388    59.81                                  0.250        0.017           0.608
8859700    80.00                                  0.250        0.017           0.233
8861192    80.00                                  0.250        0.017           0.483
8866495    78.95                                  0.250        0.017           0.483
8867230    80.00                                  0.250        0.017           0.233
8868536    53.33                                  0.250        0.017           0.000
8870785    80.00                                  0.250        0.017           0.358
8872164    46.88                                  0.250        0.017           0.000
8873190    44.79                                  0.250        0.017           0.358
8874167    56.46                                  0.250        0.017           0.483
8874725    90.00                      01          0.250        0.017           0.608
8875471    79.91                                  0.250        0.017           0.483
8875800    38.81                                  0.250        0.017           0.233
8876043    78.02                                  0.250        0.017           0.233
8877766    80.00                                  0.250        0.017           0.358
8879203    85.00                      12          0.250        0.017           0.358
8879923    80.00                                  0.250        0.017           0.733
8881775    72.38                                  0.250        0.017           0.358
8882189    39.53                                  0.250        0.017           0.483
8882901    80.00                                  0.250        0.017           0.483
8883773    72.73                                  0.250        0.017           0.483
8884804    70.00                                  0.250        0.017           0.733
8884899    58.33                                  0.250        0.017           0.608
8887584    78.07                                  0.250        0.017           0.608
8889699    80.00                                  0.250        0.017           0.108
8891370    75.00                                  0.250        0.017           0.233
8891470    95.00                      16          0.250        0.017           0.358
8891501    70.00                                  0.250        0.017           0.108
8891535    69.94                                  0.250        0.017           0.358
8892539    75.00                                  0.250        0.017           0.608
8892626    55.17                                  0.250        0.017           0.483
8893412    80.00                                  0.250        0.017           0.483
8893774    79.93                                  0.250        0.017           0.608
8894433    75.79                                  0.250        0.017           0.858
8895334    54.57                                  0.250        0.017           0.483
8895475    70.00                                  0.250        0.017           0.608
8899048    80.00                                  0.250        0.017           0.483
8899369    76.12                                  0.250        0.017           0.483
8899823    80.00                                  0.250        0.017           0.233
8900613    66.16                                  0.250        0.017           0.000
8900666    80.00                                  0.250        0.017           0.233
8900915    56.25                                  0.250        0.017           0.233
8902153    70.75                                  0.250        0.017           0.358
8902320    50.00                                  0.250        0.017           0.608
8902988    80.00                                  0.250        0.017           0.483
8903792    70.00                                  0.250        0.017           0.483
8905171    80.00                                  0.250        0.017           0.233
8909447    57.78                                  0.250        0.017           0.233
8910306    80.00                                  0.250        0.017           0.608
8911310    79.80                                  0.250        0.017           0.233
8913694    80.00                                  0.250        0.017           0.483
8914355    80.00                                  0.250        0.017           0.233
8914605    59.09                                  0.250        0.017           0.483
8915012    90.00                      01          0.250        0.017           0.483
8915453    87.04                      01          0.250        0.017           0.233
8916301    80.00                                  0.250        0.017           0.358
8916761    46.43                                  0.250        0.017           0.233
8916844    51.61                                  0.250        0.017           0.483
8917013    73.86                                  0.250        0.017           0.733
8917787    62.50                                  0.250        0.017           0.233
8917849    49.08                                  0.250        0.017           0.358
8918228    77.62                                  0.250        0.017           0.483
8918478    51.61                                  0.250        0.017           0.358
8918499    80.00                                  0.250        0.017           0.358
8918611    71.44                                  0.250        0.017           0.483
8918715    80.00                                  0.250        0.017           0.233
8919175    80.00                                  0.250        0.017           0.108
8920436    80.00                                  0.250        0.017           0.233
8921055    90.00                      13          0.250        0.017           0.233
8921237    85.00                      12          0.250        0.017           0.233
8921502    80.00                                  0.250        0.017           0.108
8923036    65.83                                  0.250        0.017           0.358
8923636    45.08                                  0.250        0.017           0.358
8924129    80.00                                  0.250        0.017           0.358
8924349    62.51                                  0.250        0.017           0.358
8924377    80.00                                  0.250        0.017           0.108
8924792    74.79                                  0.250        0.017           0.983
8925432    65.85                                  0.250        0.017           0.483
8925591    79.90                                  0.250        0.017           0.608
8925708    78.31                                  0.250        0.017           0.233
8926496    70.00                                  0.250        0.017           0.233
8926821    70.00                                  0.250        0.017           0.358
8927579    51.04                                  0.250        0.017           0.483
8927819    67.06                                  0.250        0.017           0.233
8928309    68.51                                  0.250        0.017           0.608
8928452    75.00                                  0.250        0.017           0.608
8928861    71.72                                  0.250        0.017           0.233
8929990    80.00                                  0.250        0.017           0.233
8930524    80.00                                  0.250        0.017           0.358
8930848    63.65                                  0.250        0.017           0.233
8931139    80.00                                  0.250        0.017           0.483
8931208    80.00                                  0.250        0.017           0.233
8931421    60.67                                  0.250        0.017           0.233
8934279    76.35                                  0.250        0.017           0.233
8935200    67.16                                  0.250        0.017           0.233
8935324    80.00                                  0.250        0.017           0.233
8936885    63.24                                  0.250        0.017           0.358
8938068    71.57                                  0.250        0.017           0.483
8938288    60.00                                  0.250        0.017           0.358
8939544    80.00                                  0.250        0.017           0.483
8939631    31.01                                  0.250        0.017           0.483
9157850    68.33                                  0.250        0.017           0.108
9162769    65.41                                  0.250        0.017           0.000
9164435    73.57                                  0.250        0.017           0.358
9172556    68.72                                  0.250        0.017           0.000
9179356    74.91                                  0.250        0.017           0.358
9190911    79.90                                  0.250        0.017           0.108
9192394    80.00                                  0.250        0.017           0.483
9206833    67.69                                  0.250        0.017           0.000
9223447    57.14                                  0.250        0.017           0.000
9226080    75.00                                  0.250        0.017           0.108
9229949    46.27                                  0.250        0.017           0.358
9230426    58.38                                  0.250        0.017           0.358
9232192    80.00                                  0.250        0.017           0.608
9259201    95.00                      12          0.250        0.017           0.108
9261389    49.12                                  0.250        0.017           0.000
9263153    57.14                                  0.250        0.017           0.108
9263559    56.76                                  0.250        0.017           0.000
9263930    64.76                                  0.250        0.017           0.483
9265497    76.14                                  0.250        0.017           0.483
9266644    64.27                                  0.250        0.017           0.108
9268186    35.45                                  0.250        0.017           0.233
9270174    75.28                                  0.250        0.017           0.358
9270216    66.30                                  0.250        0.017           0.108
9272766    43.13                                  0.250        0.017           0.233
9274739    52.22                                  0.250        0.017           0.000
9275860    42.47                                  0.250        0.017           0.108
9277054    25.00                                  0.250        0.017           0.233
9277088    55.65                                  0.250        0.017           0.108
9288168    65.42                                  0.250        0.017           0.233
9288630    75.22                                  0.250        0.017           0.858
9289497    75.76                                  0.250        0.017           0.108
9289539    67.70                                  0.250        0.017           0.000
9289794    65.00                                  0.250        0.017           0.608
9290131    67.29                                  0.250        0.017           0.608
9290556    73.34                                  0.250        0.017           0.358
9295338    90.00                      01          0.250        0.017           0.000
9295932    67.06                                  0.250        0.017           0.233
9296666    72.22                                  0.250        0.017           0.000
9299108    80.00                                  0.250        0.017           0.000
9300229    68.00                                  0.250        0.017           0.108
9300906    53.23                                  0.250        0.017           0.000
9300922    89.89                      12          0.250        0.017           0.108
9304445    75.00                                  0.250        0.017           0.000
9305269    64.71                                  0.250        0.017           0.233
9305582    68.05                                  0.250        0.017           0.000
9305806    75.00                                  0.250        0.017           0.108
9307331    54.00                                  0.250        0.017           0.233
9307646    43.59                                  0.250        0.017           0.108
9308347    34.48                                  0.250        0.017           0.108
9308415    61.78                                  0.250        0.017           0.108
9308529    80.00                                  0.250        0.017           0.108
9308834    63.13                                  0.250        0.017           0.000
9309212    47.36                                  0.250        0.017           0.108
9309790    70.27                                  0.250        0.017           0.000
9311366    80.00                                  0.250        0.017           0.608
9314220    44.19                                  0.250        0.017           0.233
9314477    63.88                                  0.250        0.017           0.108
9314816    80.00                                  0.250        0.017           0.358
9315359    76.96                                  0.250        0.017           0.233
9315390    65.94                                  0.250        0.017           0.108
9315607    56.67                                  0.250        0.017           0.108
9316878    76.12                                  0.250        0.017           0.000
9319252    74.99                                  0.250        0.017           0.000
9320508    69.68                                  0.250        0.017           0.233
9323601    54.82                                  0.250        0.017           0.000
9324740    90.00                      12          0.250        0.017           0.233
9324757    61.97                                  0.250        0.017           0.108
9325127    80.00                                  0.250        0.017           0.000
9325611    74.42                                  0.250        0.017           0.358
9325703    75.00                                  0.250        0.017           0.108
9326420    70.48                                  0.250        0.017           0.108
9326585    44.67                                  0.250        0.017           0.358
9326706    56.17                                  0.250        0.017           0.483
9326836    59.33                                  0.250        0.017           0.108
9327300    66.51                                  0.250        0.017           0.483
9327320    54.39                                  0.250        0.017           0.608
9328186    71.74                                  0.250        0.017           0.483
9328222    48.69                                  0.250        0.017           0.233
9328346    38.63                                  0.250        0.017           0.108
9328449    61.86                                  0.250        0.017           0.233
9328453    45.45                                  0.250        0.017           0.108
9328496    51.18                                  0.250        0.017           0.000
9328528    74.77                                  0.250        0.017           0.108
9328553    59.54                                  0.250        0.017           0.233
9328606    60.50                                  0.250        0.017           0.108
9328634    58.44                                  0.250        0.017           0.000
9329563    76.24                                  0.250        0.017           0.608
9329993    75.00                                  0.250        0.017           0.358
9330155    78.75                                  0.250        0.017           0.858
9330341    40.36                                  0.250        0.017           0.233
9330374    62.50                                  0.250        0.017           1.733
9330598    80.00                                  0.250        0.017           0.108
9330896    80.00                                  0.250        0.017           0.233
9330910    64.52                                  0.250        0.017           0.108
9330918    46.67                                  0.250        0.017           0.108
9330982    29.41                                  0.250        0.017           0.483
9331000    68.96                                  0.250        0.017           0.108
9331057    59.29                                  0.250        0.017           0.108
9331062    90.00                      01          0.250        0.017           0.608
9331232    51.78                                  0.250        0.017           0.108
9331646    65.00                                  0.250        0.017           0.000
9332018    46.44                                  0.250        0.017           0.483
9332150    57.80                                  0.250        0.017           0.233
9332678    30.61                                  0.250        0.017           0.483
9332702    80.00                                  0.250        0.017           0.000
9332796    70.00                                  0.250        0.017           0.108
9332969    80.00                                  0.250        0.017           0.233
9333671    74.60                                  0.250        0.017           0.483
9333952    58.82                                  0.250        0.017           0.483
9333953    52.00                                  0.250        0.017           0.108
9333999    46.18                                  0.250        0.017           0.000
9334087    56.95                                  0.250        0.017           0.108
9334103    62.61                                  0.250        0.017           0.000
9334139    69.81                                  0.250        0.017           0.358
9334293    47.83                                  0.250        0.017           0.000
9334692    67.94                                  0.250        0.017           0.483
9334693    69.68                                  0.250        0.017           0.483
9334736    70.00                                  0.250        0.017           0.108
9334798    62.35                                  0.250        0.017           0.108
9335098    80.00                                  0.250        0.017           0.358
9335118    57.46                                  0.250        0.017           0.108
9335140    21.05                                  0.250        0.017           0.483
9335721    64.47                                  0.250        0.017           0.608
9335836    76.02                                  0.250        0.017           0.233
9336477    54.03                                  0.250        0.017           0.233
9336482    66.67                                  0.250        0.017           0.358
9336484    57.69                                  0.250        0.017           0.108
9336495    58.70                                  0.250        0.017           0.000
9336627    48.49                                  0.250        0.017           0.000
9336934    58.97                                  0.250        0.017           0.858
9337794    79.39                                  0.250        0.017           0.358
9337806    63.96                                  0.250        0.017           0.233
9337808    51.30                                  0.250        0.017           0.000
9337880    71.90                                  0.250        0.017           0.608
9337928    24.52                                  0.250        0.017           0.000
9337929    42.11                                  0.250        0.017           0.000
9338004    60.82                                  0.250        0.017           0.358
9338020    59.83                                  0.250        0.017           0.358
9338045    58.21                                  0.250        0.017           0.358
9338084    51.07                                  0.250        0.017           0.358
9338125    52.66                                  0.250        0.017           0.858
9338165    46.29                                  0.250        0.017           0.608
9338171    27.50                                  0.250        0.017           0.000
9338382    49.38                                  0.250        0.017           0.358
9338476    38.46                                  0.250        0.017           0.000
9338663    73.76                                  0.250        0.017           0.733
9338781    83.76                      01          0.250        0.017           0.108
9339316    65.08                                  0.250        0.017           0.483
9339530    46.19                                  0.250        0.017           0.108
9339547    79.10                                  0.250        0.017           0.733
9339605    69.86                                  0.250        0.017           0.108
9339667    80.00                                  0.250        0.017           0.233
9339687    57.14                                  0.250        0.017           0.000
9339855    68.18                                  0.250        0.017           0.000
9339897    80.00                                  0.250        0.017           0.233
9340337    80.00                                  0.250        0.017           0.608
9340410    40.00                                  0.250        0.017           0.608
9341500    76.81                                  0.250        0.017           0.108
9341991    62.50                                  0.250        0.017           0.233
9342393    80.00                                  0.250        0.017           0.108
9342471    80.00                                  0.250        0.017           0.358
9342932    80.00                                  0.250        0.017           0.000
9343060    80.00                                  0.250        0.017           0.000
9343218    68.00                                  0.250        0.017           0.483
9343343    65.51                                  0.250        0.017           0.000
9343434    69.32                                  0.250        0.017           0.233
9345489    36.92                                  0.250        0.017           0.108
9345612    70.00                                  0.250        0.017           0.000
9345950    50.59                                  0.250        0.017           0.108
9346982    51.43                                  0.250        0.017           0.000
9347494    76.96                                  0.250        0.017           0.233
9347501    65.64                                  0.250        0.017           0.000
9348044    73.95                                  0.250        0.017           0.233
9348483    33.12                                  0.250        0.017           0.108
9348870    80.00                                  0.250        0.017           0.000
9349614    46.43                                  0.250        0.017           0.108
9350108    66.29                                  0.250        0.017           0.108
9352867    80.00                                  0.250        0.017           0.233
9353083    80.00                                  0.250        0.017           0.233
9353822    70.00                                  0.250        0.017           0.233
9354049    80.00                                  0.250        0.017           0.108
9354867    75.00                                  0.250        0.017           0.233
9354982    73.64                                  0.250        0.017           0.233
9355025    66.88                                  0.250        0.017           0.000
9355066    75.00                                  0.250        0.017           0.000
9355102    78.21                                  0.250        0.017           0.000
9355259    50.68                                  0.250        0.017           0.000
9355488    70.00                                  0.250        0.017           0.233
9356013    89.16                      01          0.250        0.017           0.000
9356753    77.50                                  0.250        0.017           0.108
9356817    48.64                                  0.250        0.017           0.108
9357104    56.57                                  0.250        0.017           0.108
9357443    80.00                                  0.250        0.017           0.000
9357768    90.00                      12          0.250        0.017           0.000
9357877    30.90                                  0.250        0.017           0.000
9358449    68.42                                  0.250        0.017           0.000
9358536    79.25                                  0.250        0.017           0.858
9358803    50.03                                  0.250        0.017           0.000
9358831    58.85                                  0.250        0.017           0.108
9358895    67.41                                  0.250        0.017           0.108
9359073    72.98                                  0.250        0.017           0.108
9359359    50.00                                  0.250        0.017           0.233
9359636    64.52                                  0.250        0.017           0.233
9359922    66.82                                  0.250        0.017           0.000
9359954    67.69                                  0.250        0.017           0.000
9360800    56.45                                  0.250        0.017           0.108
9360808    68.03                                  0.250        0.017           0.108
9360914    59.44                                  0.250        0.017           0.358
9361257    70.00                                  0.250        0.017           0.108
9361401    79.63                                  0.250        0.017           0.358
9361420    70.00                                  0.250        0.017           0.358
9361915    40.00                                  0.250        0.017           0.108
9362040    64.96                                  0.250        0.017           0.358
9362454    66.36                                  0.250        0.017           0.000
9363595    70.00                                  0.250        0.017           0.233
9363951    62.93                                  0.250        0.017           0.000
9364613    78.15                                  0.250        0.017           0.000
9451494    80.00                                  0.250        0.017           0.000

           $562,799,666.88

WFMBS
WFMBS   2001-32 EXHIBIT F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)        (ii)                                         (iii)      (iv)       (v)          (vi)     (vii)      (viii)
----------------------------------------------------------------------------------------------------------------------------
                                                                              NET
MORTGAGE                                                         MORTGAGE   MORTGAGE    CURRENT    ORIGINAL    SCHEDULED
LOAN                                           ZIP    PROPERTY   INTEREST   INTEREST    MONTHLY    TERM TO     MATURITY
NUMBER     CITY                      STATE    CODE      TYPE       RATE       RATE      PAYMENT    MATURITY      DATE
----------------------------------------------------------------------------------------------------------------------------
4353730    MORRISON                    CO     80465      SFD      6.875      6.500     $4,434.27     360       1-Nov-31
4359140    UNIVERSITY PARK             TX     75225      SFD      6.750      6.483     $3,671.42     240       1-Nov-21
5970688    HINCKLEY                    MN     55037      SFD      7.375      6.500       $956.59     360       1-Oct-31
4425731    POTOMAC                     MD     20854      SFD      7.500      6.500     $2,447.25     360       1-Aug-31
4425882    ANAHEIM                     CA     92808      SFD      7.875      6.500     $5,002.98     360       1-Sep-31
4426328    TORRANCE                    CA     90505      SFD      7.000      6.483     $2,860.80     360       1-Oct-31
4426503    ASHTON                      MD     20861      SFD      7.000      6.483     $2,661.21     360       1-Oct-31
4426705    LITTLETON                   CO     80127      PUD      7.125      6.500     $3,503.34     360       1-Oct-31
4429420    MENLO PARK                  CA     94025      SFD      6.875      6.483     $6,569.29     360       1-Nov-31
4429571    LOS ANGELES                 CA     90045      SFD      7.000      6.483     $3,126.93     360       1-Nov-31
4429658    MONTEREY                    CA     93940      SFD      6.875      6.483     $3,317.49     360       1-Nov-31
4429766    BOERNE                      TX     78006      SFD      7.125      6.500     $2,242.14     360       1-Oct-31
4429809    BOULDER                     CO     80303      SFD      6.875      6.483     $2,480.56     360       1-Oct-31
4429846    DURHAM                      OR     97224      SFD      6.875      6.483     $2,417.50     360       1-Oct-31
4429889    SAN RAMON                   CA     94583      SFD      7.125      6.500     $2,896.99     360       1-Oct-31
4429933    SOUTH SAN FRANCISCO         CA     94080      SFD      6.875      6.483     $2,732.83     360       1-Nov-31
4429971    WEST HILLS                  CA     91307      SFD      7.125      6.500     $2,654.46     360       1-Nov-31
4430303    PASADENA                    CA     91107      SFD      7.000      6.483     $3,293.25     360       1-Nov-31
4430321    CORONA DEL MAR              CA     92625      SFD      7.000      6.483     $6,653.03     360       1-Nov-31
4430346    HERNDON                     VA     20170      SFD      6.875      6.483     $2,240.13     360       1-Nov-31
4430382    MANHATTAN BEACH             CA     90266      SFD      6.875      6.483     $3,425.89     360       1-Nov-31
4430402    THOUSAND OAKS               CA     91320      SFD      6.750      6.483     $3,320.83     360       1-Nov-31
4430474    SAN JOSE                    CA     95132      SFD      6.875      6.483     $2,759.10     360       1-Nov-31
4430502    PALO ALTO                   CA     94301      LCO      6.875      6.483     $3,166.40     360       1-Nov-31
4430530    SANTA MONICA                CA     90402      SFD      6.625      6.358     $3,489.70     360       1-Nov-31
4430551    RANCHO SANTA MARGARITA      CA     92688      SFD      7.000      6.483     $3,060.40     360       1-Oct-31
4430584    MANASSAS                    VA     20112      PUD      7.000      6.483     $2,208.81     360       1-Nov-31
4431365    CHEVY CHASE                 MD     20815      SFD      6.625      6.358     $3,508.91     360       1-Nov-31
4431374    DANVILLE                    CA     94506      SFD      7.250      6.500     $4,249.96     360       1-Oct-31
4431377    LOS ANGELES                 CA     90049      SFD      7.125      6.500     $4,008.63     360       1-Nov-31
4431392    NOVATO                      CA     94949      SFD      7.000      6.483     $2,594.68     360       1-Nov-31
4431410    CARMEL                      CA     93921      SFD      6.875      6.483     $3,734.64     360       1-Oct-31
4431412    LOS ANGELES                 CA     91436      SFD      7.250      6.500     $2,765.88     360       1-Aug-31
4431416    SAN RAMON                   CA     94583      PUD      7.125      6.500     $2,371.49     360       1-Nov-31
4431419    THOUSAND OAKS               CA     91360      SFD      7.125      6.500     $2,273.81     360       1-Nov-31
4431423    SAN JOSE                    CA     95111      SFD      7.000      6.483     $2,215.46     360       1-Nov-31
4431424    LA CANADA FLINTRIDGE        CA     91011      SFD      6.625      6.358     $2,177.06     360       1-Nov-31
4431429    SAN CLEMENTE                CA     92673      PUD      7.125      6.500     $2,451.33     360       1-Nov-31
4431432    LOS ANGELES                 CA     90272      SFD      7.125      6.500     $3,314.70     360       1-Nov-31
4431434    MALIBU                      CA     90265      SFD      6.875      6.483     $2,946.33     360       1-Nov-31
4431436    PALO ALTO                   CA     94301      LCO      7.000      6.483     $4,316.15     360       1-Nov-31
4431438    SAN RAMON                   CA     94583      SFD      7.125      6.500     $2,074.38     360       1-Nov-31
4431447    STAMFORD                    CT     06903      SFD      7.250      6.500     $3,965.15     360       1-Nov-31
4431451    LOS ANGELES                 CA     90049      SFD      7.125      6.500     $4,837.30     360       1-Nov-31
4431454    OLYMPIC VALLEY              CA     96146      LCO      7.250      6.500     $2,353.51     360       1-Nov-31
4431458    SANTA BARBARA               CA     93105      SFD      6.875      6.483     $3,941.57     360       1-Nov-31
4431462    SAN DIEGO                   CA     92109      SFD      6.875      6.483     $2,791.95     360       1-Nov-31
4431471    ANDOVER                     MA     01810      SFD      6.875      6.483     $3,350.34     360       1-Nov-31
4256607    LIVERMORE                   CA     94550      SFD      6.875      6.500     $2,811.66     360       1-Sep-31
4267950    DESTIN                      FL     32541      SFD      7.625      6.500     $2,187.64     360       1-Oct-30
4276017    CRESTED BUTTE               CO     81224      LCO      7.625      6.500     $2,406.50     360       1-Sep-31
4331892    ROCKVILLE                   MD     20852      SFD      6.625      6.358     $2,552.92     360       1-Sep-31
4352801    SHREVEPORT                  LA     71106      SFD      6.875      6.500     $2,082.46     360       1-Nov-31
4288326    PONTE VEDRA BEACH           FL     32082      PUD      7.625      6.500     $2,972.73     360       1-Jun-31
4294447    PORT WASHINGTON             NY     11050      SFD      7.250      6.500     $2,483.13     360       1-Aug-31
4323972    CHICAGO                     IL     60618      SFD      8.250      6.500     $4,590.24     360       1-Aug-31
4324155    ASHBURN                     VA     20147      SFD      7.125      6.500     $2,830.30     360       1-Jul-31
4353014    SYOSSET                     NY     11791      SFD      7.375      6.500     $2,762.70     360       1-Jun-31
4377924    SCARSDALE                   NY     10583      SFD      7.125      6.500     $2,396.11     360       1-Sep-31
4394766    STAMFORD                    CT     06905      SFD      7.500      6.500     $2,796.86     360       1-Sep-31
4403279    SAN JOSE                    CA     95111      SFD      7.375      6.500     $2,486.43     360       1-Sep-31
4403305    GILROY                      CA     95020      SFD      7.375      6.500     $2,272.32     360       1-Oct-31
4403308    GLENVIEW                    IL     60025      SFD      7.125      6.500     $2,095.26     360       1-Oct-31
4404509    GREENLAND                   NH     03840      SFD      7.625      6.500     $2,548.00     360       1-Sep-31
4404515    MARIETTA                    GA     30067      SFD      7.250      6.500     $3,875.48     360       1-Jun-31
4421090    JAMAICA ESTATES             NY     11432      SFD      7.500      6.500     $2,643.03     360       1-Oct-31
4422863    UNION                       MO     63084      SFD      7.250      6.500     $3,556.69     360       1-Oct-31
4295703    BLOOMFIELD                  MI     48302      SFD      7.125      6.500     $3,319.75     360       1-Sep-31
4312167    WINTER HAVEN                FL     33884      SFD      7.500      6.500     $2,272.45     360       1-Sep-31
4313837    WATCHUNS                    NJ     07069      SFD      7.375      6.500     $2,175.63     360       1-Sep-31
5955512    BOXFORD                     MA     01921      SFD      7.875      6.500     $3,625.35     360       1-Jun-31
4365871    VILLAGE OF LAKEWOOD         IL     60014      SFD      6.750      6.483     $2,161.76     360       1-Aug-31
4365946    NEW ALBANY                  OH     43054      SFD      7.250      6.500     $3,168.61     356       1-Dec-30
4365983    NAPERVILLE                  IL     60564      SFD      6.500      6.233     $2,555.45     360       1-Sep-31
4274750    WESTON                      CT     06883      SFD      7.250      6.500     $2,394.45     353       1-Sep-30
4276284    MATTAWAN                    MI     49071      SFD      7.000      6.500     $2,403.60     360       1-Apr-31
5983532    FAIRFAX STATION             VA     22039      SFD      7.500      6.500     $3,745.00     360       1-Apr-31
5989913    TUCSON                      AZ     85743      SFD      7.375      6.500     $3,038.97     360       1-Mar-31


COUNT:                                   78
WAC:                            7.113953622
WAM:                            355.7269551
WALTV:                          67.85565165

WFMBS
WFMBS   2001-32 EXHIBIT F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS (TABLE CONTINUED)

(i)             (ix)          (x)         (xi)        (xii)       (xiii)       (xiv)        (xv)
---------------------------------------------------------------------------------------------------
              CUT-OFF
MORTGAGE        DATE                                 MORTGAGE                  MASTER       FIXED
LOAN          PRINCIPAL                             INSURANCE     SERVICE     SERVICE     RETAINED
NUMBER         BALANCE        LTV        SUBSIDY       CODE         FEE         FEE         YIELD
---------------------------------------------------------------------------------------------------
4353730       $674,432.92    55.10                                 0.250       0.017        0.108
4359140       $481,894.61    54.25                                 0.250       0.017        0.000
5970688       $138,232.54    81.47                      38         0.250       0.017        0.608
4425731       $348,951.22    48.95                                 0.500       0.017        0.483
4425882       $688,566.07    69.00                                 0.500       0.017        0.858
4426328       $429,293.01    71.67                                 0.500       0.017        0.000
4426503       $399,342.33    57.14                                 0.500       0.017        0.000
4426705       $519,080.50    75.47                                 0.500       0.017        0.108
4429420       $999,159.88    55.56                                 0.375       0.017        0.000
4429571       $469,614.74    70.15                                 0.500       0.017        0.000
4429658       $504,575.74    69.37                                 0.375       0.017        0.000
4429766       $332,266.14    70.81                                 0.500       0.017        0.108
4429809       $376,963.73    74.04                                 0.375       0.017        0.000
4429846       $367,379.89    78.63                                 0.375       0.017        0.000
4429889       $429,310.23    73.01                                 0.500       0.017        0.108
4429933       $415,650.50    80.00                                 0.375       0.017        0.000
4429971       $393,684.92    62.34                                 0.500       0.017        0.108
4430303       $494,594.25    75.00                                 0.500       0.017        0.000
4430321       $999,180.30    62.50                                 0.500       0.017        0.000
4430346       $340,713.52    79.86                                 0.375       0.017        0.000
4430382       $521,061.87    53.76                                 0.375       0.017        0.000
4430402       $511,559.17    79.86                                 0.250       0.017        0.000
4430474       $419,647.15    80.00                                 0.375       0.017        0.000
4430502       $481,595.06    74.15                                 0.375       0.017        0.000
4430530       $544,519.15    27.25                                 0.250       0.017        0.000
4430551       $459,243.66    78.63                                 0.500       0.017        0.000
4430584       $329,089.40    80.00                                 0.500       0.017        0.000
4431365       $547,516.51    80.00                                 0.250       0.017        0.000
4431374       $622,025.06    73.73                                 0.500       0.017        0.233
4431377       $594,524.18    59.80                                 0.500       0.017        0.108
4431392       $389,680.32    66.10                                 0.500       0.017        0.000
4431410       $567,542.05    46.41                                 0.375       0.017        0.000
4431412       $404,173.35    60.07                                 0.500       0.017        0.233
4431416       $351,718.51    76.52                                 0.500       0.017        0.108
4431419       $337,230.10    64.90                                 0.500       0.017        0.108
4431423       $330,686.80    62.71                                 0.500       0.017        0.000
4431424       $339,700.02    80.00                                 0.250       0.017        0.000
4431429       $363,559.03    66.76                                 0.500       0.017        0.108
4431432       $491,606.55    46.86                                 0.500       0.017        0.108
4431434       $448,123.20    61.86                                 0.375       0.017        0.000
4431436       $648,218.22    67.23                                 0.500       0.017        0.000
4431438       $307,653.74    65.79                                 0.500       0.017        0.108
4431447       $580,796.57    72.20                                 0.500       0.017        0.233
4431451       $716,425.83    55.23                                 0.500       0.017        0.108
4431454       $344,730.87    78.41                                 0.500       0.017        0.233
4431458       $599,495.93    44.94                                 0.375       0.017        0.000
4431462       $424,642.95    42.50                                 0.375       0.017        0.000
4431471       $509,571.54    53.97                                 0.375       0.017        0.000
4256607       $426,915.07    80.00                                 0.250       0.017        0.108
4267950       $305,813.76    89.25                                 0.250       0.017        0.858
4276017       $339,257.05    80.00                                 0.250       0.017        0.858
4331892       $397,638.86    80.00                                 0.250       0.017        0.000
4352801       $316,733.69    51.60                                 0.250       0.017        0.108
4288326       $418,146.90    77.78                                 0.250       0.017        0.858
4294447       $362,853.82    62.76                                 0.250       0.017        0.483
4323972       $609,425.40    71.88                                 0.250       0.017        1.483
4324155       $418,400.14    79.99                                 0.250       0.017        0.358
4353014       $398,145.50    45.71                                 0.250       0.017        0.608
4377924       $354,795.69    48.06                                 0.250       0.017        0.358
4394766       $399,103.84    70.18                                 0.250       0.017        0.733
4403279       $358,636.12    80.00                                 0.250       0.017        0.608
4403305       $328,497.78    73.11                                 0.250       0.017        0.608
4403308       $310,501.13    58.13                                 0.250       0.017        0.358
4404509       $359,213.52    79.58                                 0.250       0.017        0.858
4404515       $558,712.88    66.08                                 0.250       0.017        0.483
4421090       $377,351.76    90.00                      11         0.250       0.017        0.733
4422863       $448,319.06    67.62                                 0.250       0.017        0.483
4295703       $491,560.82    80.00                                 0.250       0.017        0.358
4312167       $324,271.87    68.42                                 0.250       0.017        0.733
4313837       $314,276.49    76.83                                 0.250       0.017        0.608
5955512       $497,901.23    66.67                                 0.250       0.017        1.108
4365871       $332,140.44    95.00                      12         0.250       0.017        0.000
4365946       $459,991.96    89.91                      11         0.250       0.017        0.483
4365983       $403,197.51    86.02                      11         0.250       0.017        0.000
4274750       $346,646.36    77.57                                 0.250       0.017        0.483
4276284       $358,862.00    80.00                                 0.250       0.017        0.233
5983532       $532,349.57    71.41                                 0.250       0.017        0.733
5989913       $436,214.31    79.99                                 0.250       0.017        0.608

                     $34,975,098.36


WFMBS
WFMBS   2001-32 EXHIBIT F-2 (TABLE CONTINUED)
30 YEAR FIXED RATE NON-RELOCATION LOANS


(i)      (xvi)                         (xvii)
---------------------------------------------------------------

MORTGAGE                               NMI
LOAN                                   LOAN
NUMBER   SERVICER                      SELLER
---------------------------------------------------------------
353730  COLONIAL SAVINGS & LOAN        COLONIAL SAVINGS & LOAN
4359140  COLONIAL SAVINGS & LOAN       COLONIAL SAVINGS & LOAN
5970688  CUNA MUTUAL MORTGAGE CORP     CUNA MUTUAL MORTGAGE CORP
4425731  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4425882  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4426328  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4426503  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4426705  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4429420  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4429571  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4429658  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4429766  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4429809  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4429846  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4429889  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4429933  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4429971  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4430303  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4430321  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4430346  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4430382  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4430402  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4430474  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4430502  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4430530  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4430551  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4430584  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431365  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431374  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431377  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431392  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431410  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431412  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431416  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431419  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431423  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431424  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431429  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431432  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431434  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431436  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431438  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431447  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431451  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431454  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431458  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431462  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4431471  FIRST NATIONWIDE MORTGAG      FIRST NATIONWIDE MORTGAG
4256607  FIRSTAR                       FIRSTAR
4267950  HIBERNIA NATIONAL BANK        HIBERNIA NATIONAL BANK
4276017  HIBERNIA NATIONAL BANK        HIBERNIA NATIONAL BANK
4331892  HIBERNIA NATIONAL BANK        HIBERNIA NATIONAL BANK
4352801  HIBERNIA NATIONAL BANK        HIBERNIA NATIONAL BANK
4288326  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4294447  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4323972  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4324155  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4353014  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4377924  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4394766  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4403279  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4403305  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4403308  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4404509  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4404515  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4421090  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4422863  HOMESIDE LENDING, INC.        HOMESIDE LENDING, INC.
4295703  HSBC MORTGAGE CORP (USA)      HSBC MORTGAGE CORP (USA)
4312167  HSBC MORTGAGE CORP (USA)      HSBC MORTGAGE CORP (USA)
4313837  HSBC MORTGAGE CORP (USA)      HSBC MORTGAGE CORP (USA)
5955512  HSBC MORTGAGE CORP (USA)      HSBC MORTGAGE CORP (USA)
4365871  MID AMERICA BANK FSB          MID AMERICA BANK FSB
4365946  MID AMERICA BANK FSB          MID AMERICA BANK FSB
4365983  MID AMERICA BANK FSB          MID AMERICA BANK FSB
4274750  MID AMMID AMERICA BANK FSB    MID AMMID AMERICA BANK FSB
4276284  MID AMMID AMERICA BANK FSB    MID AMMID AMERICA BANK FSB
5983532  NATIONAL CITY MORTGAGE C      NATIONAL CITY MORTGAGE C
5989913  NATIONAL CITY MORTGAGE C      NATIONAL CITY MORTGAGE C

COUNT:                              78
WAC:                       7.113953622
WAM:                       355.7269551
WALTV:                     67.85565165

                                    EXHIBIT G

                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)

Loan Information
----------------

      Name of Mortgagor:
                                           -------------------------------------

      Servicer
                                           -------------------------------------
      Loan No.:
                                           -------------------------------------

Custodian/Trustee
-----------------

      Name:
                                           -------------------------------------


                                           -------------------------------------
      Address:
                                           -------------------------------------

      Custodian/Trustee
      Mortgage File No.:
                                           -------------------------------------

Seller
------

      Name:
                                           -------------------------------------


                                           -------------------------------------
      Address:
                                           -------------------------------------


      Certificates:                        Mortgage Pass-Through Certificates,
                                           Series 2001-32


            The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 2001-32, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of December 21, 2001 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

      ( ) Promissory Note dated ______________, 20__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

      ( )   Mortgage recorded on _____________________ as instrument no.
            ______________ in the County Recorder's Office of the County of
            ____________________, State of _______________________ in
            book/reel/docket ____________________ of official records at page/image ____________.

      ( )   Deed of Trust recorded on ____________________ as instrument no.
            _________________ in the County Recorder's Office of the County of
            ___________________, State of _________________ in book/reel/docket
            ____________________ of official records at page/image ____________.

      ( )   Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
            ______________________________ as instrument no. ______________ in the County Recorder's Office of the County of ______________________, State of _____________________ in
            book/reel/docket ____________________ of official records at page/image ____________.

      ( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

            ( )
                  ---------------------------------------------

            ( )
                  ---------------------------------------------

            ( )
                  ---------------------------------------------

            ( )
                  ---------------------------------------------

            The undersigned Master Servicer hereby acknowledges and agrees as follows:

            (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

            (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

            (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

            (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.


                                       WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION



                                       By: __________________________



                                       Title: ________________________


Date: ________________, 20__

                                    EXHIBIT H

                                                  AFFIDAVIT  PURSUANT TO SECTION
                                                  860E(e)(4) OF THE INTERNAL
                                                  REVENUE CODE OF 1986, AS
                                                  AMENDED,  AND FOR NON-ERISA
                                                  INVESTORS


STATE OF                )
                        )  ss.:
COUNTY OF               )


            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

            2. That the Purchaser's Taxpayer Identification Number is
[             ].

            3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-32, Class R Certificate (the "Class R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

            4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class R
Certificate as they become due.

            5. That the Purchaser understands that it may incur tax liabilities with respect to the Class R Certificate in excess of cash flows generated by the Class R Certificate.

            6. That the Purchaser will not transfer the Class R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

            7. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

            9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to
Section 8.14 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

            IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 20__.


                                       [Name of Purchaser]




                                       By:____________________________________
                                          [Name of Officer]
                                          [Title of Officer]

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

            Subscribed and sworn before me this __ day of , 20__.





Notary Public

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 20__.

                                    EXHIBIT I

                [Letter from Transferor of Class A-R Certificate]

                                     [Date]

First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28288


        Re:   Wells Fargo Asset Securities Corporation,
              Series 2001-32, Class A-R
              -----------------------------------------

Ladies and Gentlemen:

            [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.


                                           Very truly yours,


                                           [Transferor]


                                           ----------------------

                                    EXHIBIT J





                    WELLS FARGO ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-32
                       CLASS [B-4][B-5][B-6] CERTIFICATES

                               TRANSFEREE'S LETTER

                                                      ----------------- --, ----

First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28288

Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-32, Class [B-4][B-5][B-6] Certificates (the "Class [B-4][B-5][B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of December 21, 2001 (the "Pooling and Servicing Agreement") among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-32.

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

            (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-4][B-5][B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b) The Purchaser is acquiring the Class [B-4][B-5][B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

            [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-4][B-5][B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-4][B-5][B-6] Certificates and can afford a complete loss of such investment.]

            [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

            (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated __________ __, 20__, relating to the Class [B-4][B-5][B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [B-4][B-5][B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-4][B-5][B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-4][B-5][B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-4][B-5][B-6] Certificates other than in connection with a subsequent sale of Class [B-4][B-5][B-6] Certificates.

            (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-4][B-5][B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-4][B-5][B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar
Law).

            (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-4][B-5][B-6] Certificates is in compliance therewith.

            Section 3. Transfer of Class [B-4][B-5][B-6] Certificates.
                       ----------------------------------------------

            (a) The Purchaser understands that the Class [B-4][B-5][B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-4][B-5][B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trustee is under any obligation to register the Class [B-4][B-5][B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Seller and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or the Seller may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b) No transfer of a Class [B-4][B-5][B-6] Certificate shall be made unless the transferee provides the Seller and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

            (c) The Purchaser acknowledges that its Class [B-4][B-5][B-6] Certificates bear a legend setting forth the applicable restrictions on transfer.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.


                                           [PURCHASER]


                                           By: ______________________________


                                           Its: ______________________________

                                    EXHIBIT K

                                   [RESERVED]

                                    EXHIBIT L

                              SERVICING AGREEMENTS

               Wells Fargo Home Mortgage, Inc. Servicing Agreement

            First Nationwide Mortgage Corporation Servicing Agreement

                   HomeSide Lending, Inc. Servicing Agreement

                    Mid America Bank, FSB Servicing Agreement

               HSBC Mortgage Corporation (USA) Servicing Agreement

                   Hibernia National Bank Servicing Agreement

                   Colonial Savings, F.A. Servicing Agreement

                 National City Mortgage Co. Servicing Agreement

                      Firstar Bank, NA Servicing Agreement

              CUNA Mutual Mortgage Corporation Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
                 -----------------------------------------------

            This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Wells Fargo Bank Minnesota, National Association (the "Company" and "Wells Fargo Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

            ______________________ is the holder of the entire interest in Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-32, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of December 21, 2001 among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

            ______________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

            In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                   ARTICLE I

                                  DEFINITIONS

            Section 1.01 Defined Terms.
                         -------------

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Collateral Fund: The fund established and maintained pursuant to
Section 3.01 hereof.

            Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or at least F-1 by Fitch, Inc. ("Fitch") or
(vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by Fitch or S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least A-1 by S&P or F-1 by Fitch or (z) the depository institution or trust company is one that is acceptable to either S&P or Fitch and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

            Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

            Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b). Election to Foreclose: Any election by the Purchaser to proceed with the

            Commencement of Foreclosure, made in accordance with Section
2.03(a).

            Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

            Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to
Section 2.02(g) and Section 2.03(d).

            Section 1.02 Definitions Incorporated by Reference.
                         -------------------------------------

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.


                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01 Reports and Notices.
                         -------------------

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

            (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

            (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

            Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings.
                         -----------------------------------------------------

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

            Section 2.03 Purchaser's Election to Commence Foreclosure
                         Proceedings.
                         --------------------------------------------

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

            Section 2.04 Termination.
                         -----------

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                  ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

            Section 3.01 Collateral Fund.
                         ---------------

            Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Wells Fargo Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-32." Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section
2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

            Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

            Section 3.02 Collateral Fund Permitted Investments.
                         -------------------------------------

            The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

            All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

            Section 3.03 Grant of Security Interest.
                         --------------------------

            The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

            The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

            Section 3.04. Collateral Shortfalls.
                          ---------------------

            In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.01. Amendment.
                          ---------

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

            Section 4.02. Counterparts.
                          ------------

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.03. Governing Law.
                          -------------

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 4.04. Notices.
                          -------

            All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

            (a) in the case of the Company,
                  Wells Fargo Bank Minnesota, National Association 7485 New Horizon Way
                  Frederick, MD 21703

                  Attention:  Vice President, Master Servicing
                  Phone:  301-696-7800
                  Fax:    301-815-6365

            (b) in the case of the Purchaser,


                  -----------------------------------

                  -----------------------------------

                  -----------------------------------

                  Attention:
                            -------------------------


            Section 4.05. Severability of Provisions.
                          --------------------------

            If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 4.06. Successors and Assigns.
                          ----------------------

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

            Section 4.07. Article and Section Headings.
                          ----------------------------

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 4.08. Confidentiality.
                          ----------------

            The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

            Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 4.09. Indemnification.
                          ---------------

            The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                           Wells Fargo Bank Minnesota, National
                                              Association




                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                   SCHEDULE I

  Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates,
         Series 2001-32 Applicable Unscheduled Principal Receipt Period



                                        Full Unscheduled     Partial Unscheduled
               Servicer                Principal Receipts     Principal Receipts
               --------                ------------------     ------------------

WFHM (Type 1)                                 Mid-Month          Mid-Month
First Nationwide Mortgage Corporation         Mid-Month         Prior Month
HomeSide Lending, Inc.                       Prior Month        Prior Month
Mid America Bank, FSB                         Mid-Month         Prior Month
HSBC Mortgage Corporation (USA)               Mid-Month         Prior Month
Hibernia National Bank                        Mid-Month         Prior Month
Colonial Savings, F.A.                        Mid-Month         Prior Month
National City Mortgage Co.                    Mid-Month         Prior Month
Firstar Bank, NA                              Mid-Month         Prior Month
CUNA Mutual Mortgage Corporation              Mid-Month         Prior Month